     As filed with the Securities and Exchange Commission on April 25, 2003
                                                 Commission File Nos. 333-54374
                                                                       811-3199

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-4

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
            Pre-Effective Amendment No.                              [_]
            Post-Effective Amendment No. 4                           [X]
                 And
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
            Amendment No. 81                                         [X]

                    KILICO Variable Annuity Separate Account

                           (Exact Name of Registrant)

                     Kemper Investors Life Insurance Company

                           (Name of Insurance Company)

    1600 McConnor Parkway, Schaumburg, Illinois                     60196-6801
    (Address of Insurance Company's Principal Executive Offices)     (Zip Code)
    Insurance Company's Telephone Number, including Area Code:   (847) 874-4000

                             Debra P. Rezabek, Esq.
                              1600 McConnor Parkway
                         Schaumburg, Illinois 60196-6801
                     (Name and Address of Agent for Service)

                                   Copies To:

       Frank J. Julian, Esq.                         Joan E. Boros, Esq.
Kemper Investors Life Insurance Company               Jorden Burt LLP
      1600 McConnor Parkway                   1025 Thomas Jefferson Street, N.W.
 Schaumburg, Illinois 60196-6801                         Suite 400E
                                                   Washington, D.C. 20007

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)
     [_] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
     [_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
     [_] on (date) pursuant to paragraph (a)(i) of Rule 485
     [_] 75 days after filing pursuant to paragraph (a)(ii)
     [_] on (date) pursuant to paragraph (a)(ii)of Rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: The variable portion of the deferred variable annuity contracts issued through the KILICO Variable Annuity Separate Account.

                              CROSS-REFERENCE SHEET
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                       Registration Statement on Form N-4

N-4 Item No.                                                      Location in Prospectus
-----------                                                       ------------------------
Part A
 Item 1.       Cover Page                                      Cover Page
 Item 2.       Definitions                                     Definitions
 Item 3.       Synopsis                                        Summary; Summary of Expenses; Example
 Item 4.       Condensed Financial Information                 Not Applicable
 Item 5.       General Description of Registrant,
               Depositor and Portfolio Companies               KILICO, the MVA Option, the Separate
                                                               Account and the Funds; Voting Rights
 Item 6.       Deductions and Expenses                         Contract Charges and Expenses
 Item 7.       General Description of Variable Annuity
               Contracts                                       The Contracts
 Item 8.       Annuity Period                                  The Annuity Period
 Item 9.       Death Benefit                                   The Annuity Period
 Item 10.      Purchases and Contract Value                    KILICO, the MVA Option, the Separate
                                                               Account and the Funds; The Contracts
 Item 11.      Redemptions                                     The Contracts
 Item 12.      Taxes                                           Federal Income Taxes
 Item 13.      Legal Proceedings                               Legal Proceedings
 Item 14.      Table of Contents of the Statement of
               Additional Information                          Table of Contents--Statement of
                                                               Additional Information
Part B

 Item 14.      Cover Page                                      Cover Page
 Item 15.      Table of Contents                               Table of Contents
 Item 16.      General Information and History                 Not Applicable
 Item 17.      Services                                        Services to the Separate Account
 Item 18.      Purchase of Securities Being Offered            Not Applicable
 Item 19.      Underwriters                                    Services to the Separate Account
 Item 20.      Calculation of Performance Data                 Performance Information of Subaccounts
 Item 21.      Annuity Payments                                Not Applicable
 Item 22.      Financial Statements                            Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE ADJUSTED DEFERRED ANNUITY
                                   CONTRACTS

--------------------------------------------------------------------------------
                             ZURICH PREFERRED PLUS
                                   Issued By
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

   This Prospectus describes Variable and Market Value Adjusted Deferred Annuity Contracts (the "Contract") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. The Contract may be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term "Contract" refers both to certificates and to individual annuity contracts.



   You may allocate Purchase Payments to one or more of the variable options, the Fixed Option or the market value adjustment ("MVA") option, in states where the MVA option is authorized. The MVA Option may not be available in all states. The Contract currently offers fifty-three variable investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios or Funds:



The Alger American Fund (Class O Shares)

 . Alger American Growth Portfolio
 . Alger American MidCap Growth Portfolio
 . Alger American Small Capitalization Portfolio
American Century Variable Portfolios, Inc. ("VP")
 . American Century VP Income & Growth
 . American Century VP Value

Credit Suisse Trust


 . Credit Suisse Trust-Emerging Markets Portfolio


Dreyfus Investment Portfolios ("Dreyfus IP") (Services Shares)


 . Dreyfus IP Mid Cap Stock Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

Dreyfus Variable Investment Fund ("Dreyfus VIF") (Service Shares)


 . Dreyfus VIF Small Company Stock Portfolio


Fidelity Variable Insurance Products Funds ("VIP")

 . Fidelity VIP Contrafund(R) (Initial Class Shares)
 . Fidelity VIP Equity-Income (Initial Class Shares)
 . Fidelity VIP Growth (Initial Class Shares)
 . Fidelity VIP Index 500 (Service Class 2 Shares)

Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)


 . Franklin Rising Dividends Securities Fund


 . Franklin Small Cap Value Securities Fund


 . Franklin Strategic Income Securities Fund


 . Franklin U.S. Government Fund


 . Franklin Zero Coupon 2010 Fund


 . Mutual Discovery Securities Fund


 . Mutual Shares Securities Fund


 . Templeton Developing Markets Securities Fund


INVESCO Variable Investment Funds, Inc. ("INVESCO VIF")


 . INVESCO VIF--Financial Services Fund


 . INVESCO VIF--Health Sciences Fund


 . INVESCO VIF--Real Estate Opportunity Fund


 . INVESCO VIF--Utilities Fund

J.P. Morgan Series Trust II

 . JPMorgan International Opportunities Portfolio


 . JPMorgan Mid Cap Value Portfolio


 . JPMorgan Small Company Portfolio


Janus Aspen Series (Institutional Shares)

 . Janus Aspen Balanced
 . Janus Aspen Growth

 . Janus Aspen Mid Cap Growth (formerly Aggressive Growth)

 . Janus Aspen Worldwide Growth

Janus Aspen Series (Service Shares)


 . Janus Aspen Mid Cap Value Portfolio (Perkins)


 . Janus Aspen Small Cap Value Portfolio (Bay Isle)


Oppenheimer Variable Account Funds (Service Shares)


 . Oppenheimer Aggressive Growth Fund/VA


 . Oppenheimer Capital Appreciation Fund/VA


 . Oppenheimer Global Securities Fund/VA


 . Oppenheimer High Income Fund/VA


 . Oppenheimer Main Street Fund(R)/VA


 . Oppenheimer Main Street Small Cap Fund(R)/VA


 . Oppenheimer Strategic Bond Fund/VA

Scudder Variable Series I (Class A Shares)
 . Scudder Bond
 . Scudder Capital Growth
 . Scudder International
Scudder Variable Series II (Class A Shares)

 . Scudder Fixed Income (formerly Scudder Investment Grade Bond)

 . Scudder Government Securities
 . Scudder Growth
 . Scudder High Income (formerly Scudder High Yield)
 . Scudder Money Market
 . Scudder Small Cap Growth
 . Scudder Technology Growth
 . Scudder Total Return

 . SVS Dreman Small Cap Value







   This is a bonus annuity. The expenses for a bonus annuity may be higher than for an annuity without a bonus. The amount of the bonus credit may be more than offset by additional fees and charges associated with the bonus.


   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.


   This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (888) 477-9700. A table of contents for the SAI appears on page 47. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

   The date of this Prospectus is May 1, 2003

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================


                                                                         Page
                                                                         ----
   DEFINITIONS..........................................................   1
   SUMMARY..............................................................   4
   SUMMARY OF EXPENSES..................................................   6
   KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS...........  14
   FIXED ACCOUNT OPTION.................................................  21
   THE CONTRACTS........................................................  21
   CONTRACT CHARGES AND EXPENSES........................................  30
   THE ANNUITY PERIOD...................................................  33
   FEDERAL INCOME TAXES.................................................  37
   DISTRIBUTION OF CONTRACTS............................................  43
   VOTING RIGHTS........................................................  43
   REPORTS TO CONTRACT OWNERS AND INQUIRIES.............................  44
   DOLLAR COST AVERAGING................................................  44
   SYSTEMATIC WITHDRAWAL PLAN...........................................  45
   ASSET ALLOCATION SERVICE.............................................  45
   EXPERTS..............................................................  46
   LEGAL MATTERS........................................................  46
   SPECIAL CONSIDERATIONS...............................................  46
   AVAILABLE INFORMATION................................................  47
   LEGAL PROCEEDINGS....................................................  47
   TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION...............  47
   FINANCIAL STATEMENTS.................................................  47
   CONTRACTS ISSUED SEPTEMBER 3, 2001 THROUGH FEBRUARY 18, 2002.........  47
   ANNUAL REPORTS AND OTHER DOCUMENTS...................................  50
   APPENDIX A ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.................  51
   APPENDIX B KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
     VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.  53

                                  DEFINITIONS

   The following terms as used in this Prospectus have the indicated meanings:

   Accumulated Guarantee Period Value--The sum of your Guarantee Period Values.

   Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date when you make premium payments to us.

   Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.


   Allocation Option--The fifty-three (53) Subaccounts, the Fixed Account Option, and the MVA Option available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.



   Annuitant--The person during whose lifetime the annuity is to be paid.



   Annuity Date--The date on which annuity payments from us to the Annuitant start.


   Annuity Option--One of several forms in which annuity payments can be made.


   Annuity Period--The period starting on the Annuity Date when we make annuity payments to the Annuitant.


   Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments.

   Beneficiary--The person you designate to receive any benefits under a Contract upon your death or upon the Annuitant's death prior to the Annuity Period.

   Company ("we", "us", "our", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

   Contract--A Variable, Fixed and Market Value Adjusted Deferred Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.


   Contract Value--The sum of the values of your Accumulated Guarantee Period Value, Fixed Account Contract Value and Separate Account Contract Value during the Accumulation Period.


   Contract Year--Period between anniversaries of the Date of Issue of a Contract.


   Contribution Year--Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made.


   Date of Issue--The date on which the first Contract Year commences.

   Debt--The principal of any outstanding loan plus any accrued interest. Requests for loans must be made in writing to us.

   Fixed Account--A portion of a Contract that is supported by the assets of our General Account. A Fixed Account provides for a guaranteed fixed rate of return on Contract Value allocated to a Fixed Account.

   Fixed Account Contract Value--The value of your interest in the Fixed
Account.

   Fixed Annuity--An annuity where we guarantee the amount of each annuity payment.

   Fund or Funds--The Alger American Fund, American Century Variable Portfolios, Inc., Credit Suisse Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds (which include Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund
II), Franklin Templeton Variable Insurance Products Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Janus Aspen Series, Oppenheimer Variable Account Funds, Scudder Variable Series I and Scudder Variable Series II, including any Portfolios thereunder.


   General Account--All our assets other than those allocated to any legally segregated separate account.


   Guaranteed Interest Rate--The rate of interest we set for a given Guarantee Period.


   Guarantee Period--The period of time for which a Guaranteed Interest Rate of an MVA Option is guaranteed. You may elect MVA Options having Guarantee Periods of from one to ten years.

   Guarantee Period Value--The sum of:

      . your Purchase Payments allocated to an MVA Option or amounts you transfer to an MVA Option, plus

      .  interest credited, minus

      .  your withdrawals and transfers, plus or minus

      .  any applicable Market Value Adjustment previously made.

   Market Adjusted Value--A Guarantee Period Value adjusted by the market value adjustment formula.

   Market Value Adjustment--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.


   MVA Option--A fixed accumulation option to which Purchase Payments may be allocated or Contract Value transferred during the Accumulation Period.



   Non-Qualified Contract--A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.



   Owner ("you", "your","yours")--The person designated in the Contract as having the privileges of ownership defined in the Contract.


   Portfolio(s)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.


   Purchase Payments--The dollar amount we receive in U.S. currency to buy the benefits this Contract provides.



   Purchase Payment Bonus ("PPB")--The amount by which we will increase your Purchase Payments on Purchase Payments made within the first fifteen Contract Years.


   Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Separate Account--The KILICO Variable Annuity Separate Account.

   Separate Account Contract Value--The sum of your Subaccount Values.


   Subaccounts--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

   Subaccount Value--The value of your allocations to a Subaccount.

   Valuation Date--Each day when a Subaccount is valued. Subaccounts are normally valued every day the New York Stock Exchange is open for trading.

   Valuation Period--The interval of time between two consecutive Valuation
Dates.

   Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) you specify.

   Withdrawal Charge--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first eight Contribution Years or against certain annuitizations of Contract Value in the first eight Contribution Years.

   Withdrawal Value--Contract Value minus Debt, any applicable premium tax, applicable market value adjustment and any Withdrawal Charge.

                                    SUMMARY

   Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.


   It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals or terminate this Contract in the short-term as your expenses can outweigh the benefits of the Purchase Payment Bonus offered. We also offer variable annuity contracts that do not provide a Purchase Payment Bonus and, therefore, have lower fees. You should carefully consider whether or not this Contract is the best variable annuity for you. Generally, this Contract is most suited to those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to pay for the Purchase Payment Bonus.


   After you have held the Contract for 15 Contract Years, the administration expenses will be decreased by 0.25%. In addition, we will waive Withdrawal Charges on Purchase Payments made after 15 Contract years. However, after 15 Contract Years, additional Purchase Payments will not receive the Purchase Payment Bonus.


   The Contracts provide for investment on a tax-deferred basis and payment of annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus.


   The minimum initial Purchase Payment is $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment is waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement.


   This is a bonus Contract. This means your Contract Value may be increased by the Purchase Payment Bonus. The Purchase Payment Bonus is 4%. There are important limitations on this bonus. (See "Limitations on Your Purchase Payment Bonus," page 22.)



   Variable accumulations and benefits are provided by crediting Purchase Payments and any Purchase Payment Bonus to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. (See "The Funds," page 15)


   Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccount(s).


   We provide for fixed accumulation and benefits in the Fixed Account. Any portion of the Purchase Payment allocated to the Fixed Account is credited with interest daily at a rate we periodically declare that is not to be less than the minimum guaranteed rate. (See "Fixed Account Option," page 21)



   The investment risk under the Contract is borne by you, except to the extent that Contract Value is allocated to the Fixed Account and is guaranteed to earn at least the minimum guaranteed rate.



   The MVA Option provides fixed-rate accumulations, each for a specified Guarantee Period. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. We may limit to 3 the number of Guarantee Periods available. We credit a Guaranteed Interest Rate daily to amounts allocated to a Guarantee Period. Each Guaranteed Interest Rate is set at our discretion, but once the rate is set we guarantee not to change it for the duration of the Guarantee Period. At the end of a Guarantee Period, the amount in the Guarantee Period will be transferred to the money market subaccount unless you timely elect another Allocation Option.



   Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment. Restrictions apply to amounts transferred from the Fixed Account (See "Transfer During the Accumulation Period" and "Transfer During the Annuity Period," pages 25 and 35, respectively.)



   The minimum withdrawal amount is $500 for the Subaccounts and Fixed Account and $5,000 for the Guarantee Periods. A minimum $5,000 Contract Value plus Debt must remain after a withdrawal. If less than $5,000 Contract Value plus Debt remains after a partial withdrawal, we will terminate the Contract. If a partial withdrawal is made in connection with a 1035 exchange, direct transfer, or direct rollover, a $5,000 Contract Value plus Debt must also remain in the Contract after the transfer. If this withdrawal request would reduce the Contract Value to less than $5,000 Contract Value plus Debt, and you have not terminated your Contract, your partial withdrawal request will be limited so that the Contract Value remaining will be $5,000 plus Debt. No transfer, rollover, or 1035 exchange is permitted until the outstanding loan on your Contract is paid. Once the outstanding loan is paid, you may request a transfer, rollover or 1035 exchange.



   No sales charge is deducted from any Purchase Payment. You may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of a Withdrawal Charge. If you withdraw an amount in excess of 10% of the Contract Value less Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a contingent deferred sales charge. The Withdrawal Charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. There are no Withdrawal Charges after eight Contribution Years (See "Withdrawal Charge," page 31.) The Withdrawal Charge also applies at the annuitization of Contract Value in the eighth Contribution Year or earlier, except as set forth under "Withdrawal Charge."



   Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Code Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes," page 37.)



   A Market Value Adjustment also applies to any withdrawal, transfer or purchase of an Annuity Option from a Guarantee Period Value. The Market Value Adjustment does not apply during the "free look" period.


   Contract charges include:

      .  mortality and expense risk charge,


      .  administration charge,


      .  records maintenance charge,

      .  withdrawal charge,

      .  applicable premium taxes,

      .  optional death benefit charges, and

      .  optional MIAA expense charge (See "Asset Allocation Service.")


(See "Summary of Expenses," page 6.) In addition, the Funds pay their investment advisers varying fees for investment advice and also incur other operational expenses. (See the Funds' prospectuses for such information.)



   Automatic Asset Rebalancing and Dollar Cost Averaging are available to you. (See "Automatic Asset Rebalancing" and "Dollar Cost Averaging," pages 30 and 44, respectively.)



   The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Traditional and Roth Individual Retirement Annuity, tax sheltered annuity, and as a nonqualified annuity. (See "Taxation of Annuities in General," page 37 and "Qualified Plans," page 40.)



   You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contact to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, please also include a letter of instruction. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued; however, generally the refund is at least the Contract Value minus any Purchase Payment Bonus as adjusted for any negative investment performance, or any positive investment performance. Thus, if you return the Contract during the "free look" period, you will not receive the Purchase Payment Bonus. (See "The Contracts," page 21.) In addition, a special "free look" period applies in some circumstances to Contracts issued as individual retirement annuities or as Roth Individual Retirement Annuities.



   You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG provides asset allocation services under PMG's Managed Investment Advisory Account ("MIAA"). MIAA allocates Contract Value among certain Subaccounts. (See "Asset Allocation Service," page 45.) The MIAA and applicable fees are described more fully in the disclosure statement provided by PMG. MIAA is not available in all states or through all distributors.

                              SUMMARY OF EXPENSES


--------------------------------------------------------------------------------

    The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Zurich Preferred Plus Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.



            Contract Owner Transaction Expenses
            Sales Load Imposed on Purchases (as a
            percentage of purchase payments):.......       None
            Maximum Withdrawal Charge/(1)/ (as a
            percentage of amount surrendered):......         8%

                                                     Withdrawal
            Contribution Year                          Charge
            -----------------                        ----------
               First Year...........................      8.00%
               Second Year..........................      8.00%
               Third Year...........................      7.00%
               Fourth Year..........................      6.00%
               Fifth Year...........................      5.00%
               Sixth Year...........................      4.00%
               Seventh Year.........................      3.00%
               Eighth Year..........................      2.00%
               Ninth Year and Following.............      0.00%

            Maximum Transfer Fee:...................        $10/(2)/

 -------

/(1)/Each Contract Year, a Contract Owner may withdraw up to 10% of the Contract Value less Debt without incurring a Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See "Withdrawal Charge."



/(2)/We reserve the right to charge a fee of $10 for each transfer of Contract
    Value in excess of twelve transfers per Contract Year. See "Transfers During the Accumulation Period."



    The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.





              Quarterly Records Maintenance Charge.... $7.50/(3)/



              Separate Account Annual Expenses
              (as a percentage of average Separate Account
              Contract Value)

              Mortality and Expense Risk Charge:...... 1.00%
              Administration Charge:
                 Current.............................. 0.50%
                 Maximum.............................. 0.70%/(4)/
                                                       -----
              Total Current Separate Account Annual
                Expenses:............................. 1.50%
                                                       =====
              Total Maximum Separate Account Annual
                Expenses:............................. 1.70%
                                                       =====
              Optional Benefits
                 Guaranteed Minimum Death Benefit
                   Charge............................. 0.15%
                 Earnings Based Death Benefit Charge.. 0.20%
                                                       -----
              Total Current Separate Account Annual
                Expenses including Optional Benefits.. 1.85%
                                                       =====
              Total Maximum Separate Account Annual
                Expenses including Option Benefits.... 2.05%
                                                       =====

         Other Optional Benefit Expenses

         MIAA Initial Set Up Fee........................... $30.00
         MIAA Annual Expense
           (as a percentage of Contract Value)
            Current........................................  0.50%/(5)/
            Maximum........................................  1.00%/(6)/



 -------

/(3)/The quarterly records maintenance charge is reduced to $3.75 for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment. There is no charge for Contracts with Contract Value of $50,000 or more. In certain circumstances we may reduce or waive the quarterly records maintenance charge. See "Records Maintenance Charge."



/(4)/We reserve the right for new Contracts to increase the administration charge up to a maximum of 0.70%.



/(5)/Charged quarterly in arrears at the rate of .125% per calendar quarter of Contract Value subject to the MIAA Expense, using an average daily weighted balance methodology. (See "Asset Allocation Service")



/(6)/The MIAA Expense charge may be increased for new Contracts up to a maximum of 1.00%.



    The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



                                                                          Minimum -    Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Funds assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior
to any fee waivers or expense reimbursements)                              0.33%  -    2.69%/(7)/

 -------

/(7)/The expenses shown are for the year ended December 31, 2002, and do not reflect any fee waivers or expense reimbursements.


    The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2003. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are .28% and 2.69%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.



 THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE


--------------------------------------------------------------------------------

    This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, maximum separate account annual expenses, and Fund fees and expenses.



    The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Guaranteed Minimum Death Benefit, the Earnings Enhanced Death Benefit and the optional MIAA program with a 1.00% MIAA expense. If these features were not elected or a less costly option were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.



    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



    (1)If you surrender your Contract at the end of the applicable time period:



                        1 year 3 years 5 years 10 years
                        -------------------------------
                        $1,416 $2,520  $3,506   $5,886



    (2)a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, or 4, or under Annuity Option 1 for a period of 5 years or more/(8)/:



                        1 year 3 years 5 years 10 years
                        -------------------------------
                         $626. $1,845  $3,035   $5,886



       b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less than 5 years/(8)/:



                        1 year 3 years 5 years 10 years
                        -------------------------------
                        $1,416 $2,520  $3,506   $5,886



    (3)If you do not surrender your Contract at the end of the applicable time period:



                        1 year 3 years 5 years 10 years
                        -------------------------------
                         $626. $1,845  $3,035   $5,886

 -------

   /(8)/Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, or 4, or under Annuity Option 1 for a period of 5 years or more.



    The fee table and example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future performance of any Subaccount.

                        CONDENSED FINANCIAL INFORMATION



   The following tables list the Condensed Financial Information (the Accumulation Unit values for Accumulation Units outstanding) for Contracts without optional benefits yielding the lowest Separate Account charges possible under the Contract (1.50%) and Contracts with the highest Separate Account charges possible under the Contract as of December 31, 2002 (2.25%). Should the Separate Account charges applicable to your Contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your Contract, such information can be obtained in the Statement of Additional Information free of charge.



                    No Additional Contract Options Elected


  (Separate Account Charges of 1.50% of the Daily Net Assets of the Separate
                                   Account)



                                 Subaccount                                     2002     2001
                                 ----------                                   -------- --------
Alger American Growth Subaccount
   Accumulation unit value at beginning of period*........................... $ 41.260 $ 36.401
   Accumulation unit value at end of period.................................. $ 27.238 $ 41.260
   Number of accumulation units outstanding at end of period (000's omitted).       16        2
Alger American MidCap Growth Subaccount
   Accumulation unit value at beginning of period*...........................   28.331   23.881
   Accumulation unit value at end of period..................................   19.666   28.331
   Number of accumulation units outstanding at end of period (000's omitted).       52       13
Alger American Small Capitalization Subaccount
   Accumulation unit value at beginning of period*...........................   16.389   13.975
   Accumulation unit value at end of period..................................   11.912   16.389
   Number of accumulation units outstanding at end of period (000's omitted).       49        4
American Century VP Income & Growth Subaccount
   Accumulation unit value at beginning of period*...........................    6.394    5.812
   Accumulation unit value at end of period..................................    5.079    6.394
   Number of accumulation units outstanding at end of period (000's omitted).      357       11
American Century VP Value Subaccount
   Accumulation unit value at beginning of period*...........................    7.364    6.458
   Accumulation unit value at end of period..................................    6.340    7.364
   Number of accumulation units outstanding at end of period (000's omitted).      266      117
Credit Suisse Trust-Emerging Markets Subaccount
   Accumulation unit value at beginning of period*...........................    8.344    6.954
   Accumulation unit value at end of period..................................    7.270    8.344
   Number of accumulation units outstanding at end of period (000's omitted).        9      ***
Dreyfus Socially Responsible Growth Subaccount
   Accumulation unit value at beginning of period*...........................   26.413   24.082
   Accumulation unit value at end of period..................................   18.489   26.413
   Number of accumulation units outstanding at end of period (000's omitted).        8        3
Fidelity VIP Equity-Income Subaccount
   Accumulation unit value at beginning of period*...........................   22.518   20.555
   Accumulation unit value at end of period..................................   18.425   22.518
   Number of accumulation units outstanding at end of period (000's omitted).      129       44
Fidelity VIP Growth Subaccount
   Accumulation unit value at beginning of period*...........................   33.267   28.483
   Accumulation unit value at end of period..................................   22.908   33.267
   Number of accumulation units outstanding at end of period (000's omitted).      100       29
Fidelity VIP Contrafund Subaccount
   Accumulation unit value at beginning of period*...........................   19.925   18.598
   Accumulation unit value at end of period..................................   17.795   19.925
   Number of accumulation units outstanding at end of period (000's omitted).       30        3
Fidelity VIP Index 500 Subaccount
   Accumulation unit value at beginning of period*...........................  128.100  116.018
   Accumulation unit value at end of period..................................   97.874  128.100
   Number of accumulation units outstanding at end of period (000's omitted).        5        1

                                  Subaccount                                    2002    2001
                                  ----------                                   ------- -------
JPMorgan Small Company Subaccount
   Accumulation unit value at beginning of period*............................ $13.085 $10.819
   Accumulation unit value at end of period................................... $10.100 $13.085
   Number of accumulation units outstanding at end of period (000's omitted)..     106      53
Janus Aspen Mid Cap Growth (formerly Janus Aspen Aggressive Growth) Subaccount
   Accumulation unit value at beginning of period*............................  21.755  19.035
   Accumulation unit value at end of period...................................  15.446  21.755
   Number of accumulation units outstanding at end of period (000's omitted)..       8       6
Janus Aspen Balanced Subaccount
   Accumulation unit value at beginning of period*............................  22.940  21.948
   Accumulation unit value at end of period...................................  21.144  22.940
   Number of accumulation units outstanding at end of period (000's omitted)..      90      19
Janus Aspen Growth Subaccount
   Accumulation unit value at beginning of period*............................  19.727  17.196
   Accumulation unit value at end of period...................................  14.283  19.727
   Number of accumulation units outstanding at end of period (000's omitted)..      41       7
Janus Aspen Worldwide Growth Subaccount
   Accumulation unit value at beginning of period*............................  28.391  25.120
   Accumulation unit value at end of period...................................  20.837  28.391
   Number of accumulation units outstanding at end of period (000's omitted)..      26      12
Scudder Bond Subaccount
   Accumulation unit value at beginning of period*............................   7.107   7.164
   Accumulation unit value at end of period...................................   7.538   7.107
   Number of accumulation units outstanding at end of period (000's omitted)..     268     160
Scudder Capital Growth Subaccount
   Accumulation unit value at beginning of period*............................  18.415  16.009
   Accumulation unit value at end of period...................................  12.847  18.415
   Number of accumulation units outstanding at end of period (000's omitted)..       3     ***
Scudder International Subaccount
   Accumulation unit value at beginning of period*............................   9.759   9.698
   Accumulation unit value at end of period...................................   7.849   9.759
   Number of accumulation units outstanding at end of period (000's omitted)..     251      81
Scudder Government Securities Subaccount
   Accumulation unit value at beginning of period*............................   1.220   1.227
   Accumulation unit value at end of period...................................   1.299   1.220
   Number of accumulation units outstanding at end of period (000's omitted)..     919     178
Scudder Growth Subaccount
   Accumulation unit value at beginning of period*............................   2.084   1.887
   Accumulation unit value at end of period...................................   1.449   2.084
   Number of accumulation units outstanding at end of period (000's omitted)..     523       3
Scudder High Income Subaccount
   Accumulation unit value at beginning of period*............................   0.807   0.766
   Accumulation unit value at end of period...................................   0.792   0.807
   Number of accumulation units outstanding at end of period (000's omitted)..     568     140
Scudder Fixed Income (formerly Scudder Investment Grade Bond) Subaccount
   Accumulation unit value at beginning of period*............................   1.137   1.146
   Accumulation unit value at end of period...................................   1.210   1.137
   Number of accumulation units outstanding at end of period (000's omitted)..     360     127
Scudder Money Market Subaccount
   Accumulation unit value at beginning of period*............................   1.010   1.009
   Accumulation unit value at end of period...................................   1.009   1.010
   Number of accumulation units outstanding at end of period (000's omitted)..   2,537     953
Scudder Small Cap Growth Subaccount
   Accumulation unit value at beginning of period*............................   1.269   1.003
   Accumulation unit value at end of period...................................   0.832   1.269
   Number of accumulation units outstanding at end of period (000's omitted)..     442     129

                                 Subaccount                                     2002     2001
                                 ----------                                   -------- --------
Scudder Technology Growth Subaccount*
   Accumulation unit value at beginning of period*........................... $  0.926 $  0.713
   Accumulation unit value at end of period.................................. $  0.589 $  0.926
   Number of accumulation units outstanding at end of period (000's omitted).      257        3
Scudder Total Return Subaccount
   Accumulation unit value at beginning of period*...........................    2.234    2.107
   Accumulation unit value at end of period..................................    1.867    2.234
   Number of accumulation units outstanding at end of period (000's omitted).      255       41

                      Additional Contract Options Elected (Total 0.75%)
     (Separate Account Charges of 2.25% of the Daily Net Assets of the Separate Account)

                                 Subaccount                                     2002     2001
                                 ----------                                   -------- --------
Alger American Growth Subaccount
   Accumulation unit value at beginning of period**.......................... $ 41.182 $ 36.399
   Accumulation unit value at end of period.................................. $ 26.987 $ 41.182
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
Alger American MidCap Growth Subaccount
   Accumulation unit value at beginning of period**..........................   28.277   23.880
   Accumulation unit value at end of period..................................   19.484   28.277
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
Alger American Small Capitalization Subaccount
   Accumulation unit value at beginning of period**..........................   16.358   13.974
   Accumulation unit value at end of period..................................   11.802   16.358
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
American Century VP Income & Growth Subaccount
   Accumulation unit value at beginning of period**..........................    6.382    5.811
   Accumulation unit value at end of period..................................    5.032    6.382
   Number of accumulation units outstanding at end of period (000's omitted).        3       --
American Century VP Value Subaccount
   Accumulation unit value at beginning of period**..........................    7.350    6.457
   Accumulation unit value at end of period..................................    6.281    7.350
   Number of accumulation units outstanding at end of period (000's omitted).        4        2
Credit Suisse Trust-Emerging Markets Subaccount
   Accumulation unit value at beginning of period**..........................    8.328    6.954
   Accumulation unit value at end of period..................................    7.203    8.328
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
Dreyfus Socially Responsible Growth Subaccount
   Accumulation unit value at beginning of period**..........................   26.363   24.080
   Accumulation unit value at end of period..................................   18.319   26.363
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
Fidelity VIP Equity-Income Subaccount
   Accumulation unit value at beginning of period**..........................   22.475   20.554
   Accumulation unit value at end of period..................................   18.255   22.475
   Number of accumulation units outstanding at end of period (000's omitted).        2        1
Fidelity VIP Growth Subaccount
   Accumulation unit value at beginning of period**..........................   33.204   28.481
   Accumulation unit value at end of period..................................   22.696   33.204
   Number of accumulation units outstanding at end of period (000's omitted).        2        1
Fidelity VIP Contrafund Subaccount
   Accumulation unit value at beginning of period**..........................   19.887   18.597
   Accumulation unit value at end of period..................................   17.631   19.887
   Number of accumulation units outstanding at end of period (000's omitted).       --       --
Fidelity VIP Index 500 Subaccount
   Accumulation unit value at beginning of period**..........................  127.857  116.011
   Accumulation unit value at end of period..................................   96.971  127.857
   Number of accumulation units outstanding at end of period (000's omitted).       --       --

                                 Subaccount                                    2002    2001
                                 ----------                                   ------- -------
JPMorgan Small Company Subaccount
   Accumulation unit value at beginning of period**.......................... $13.060 $10.818
   Accumulation unit value at end of period.................................. $10.007 $13.060
   Number of accumulation units outstanding at end of period (000's omitted).       5       3
Janus Mid Cap Growth (formerly Janus Aspen Aggressive Growth) Subaccount
   Accumulation unit value at beginning of period**..........................  21.714  19.033
   Accumulation unit value at end of period..................................  15.303  21.714
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Janus Aspen Balanced Subaccount
   Accumulation unit value at beginning of period**..........................  22.896  21.947
   Accumulation unit value at end of period..................................  20.949  22.896
   Number of accumulation units outstanding at end of period (000's omitted).     ***     ***
Janus Aspen Growth Subaccount
   Accumulation unit value at beginning of period**..........................  19.690  17.195
   Accumulation unit value at end of period..................................  14.151  19.690
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Janus Aspen Worldwide Growth Subaccount
   Accumulation unit value at beginning of period**..........................  28.337  25.119
   Accumulation unit value at end of period..................................  20.645  28.337
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder Bond Subaccount
   Accumulation unit value at beginning of period**..........................   7.094   7.164
   Accumulation unit value at end of period..................................   7.469   7.094
   Number of accumulation units outstanding at end of period (000's omitted).      10       6
Scudder Capital Growth Subaccount
   Accumulation unit value at beginning of period**..........................  18.380  16.008
   Accumulation unit value at end of period..................................  12.729  18.380
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder International Subaccount
   Accumulation unit value at beginning of period**..........................   9.698   9.698
   Accumulation unit value at end of period..................................   7.777   9.741
   Number of accumulation units outstanding at end of period (000's omitted).       8       3
Scudder Government Securities Subaccount
   Accumulation unit value at beginning of period**..........................   1.218   1.227
   Accumulation unit value at end of period..................................   1.287   1.218
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder Growth Subaccount
   Accumulation unit value at beginning of period**..........................   2.080   1.886
   Accumulation unit value at end of period..................................   1.436   2.080
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder High Income Subaccount
   Accumulation unit value at beginning of period**..........................   0.805   0.766
   Accumulation unit value at end of period..................................   0.785   0.805
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder Fixed Income (formerly Scudder Investment Grade Bond) Subaccount
   Accumulation unit value at beginning of period**..........................   1.135   1.146
   Accumulation unit value at end of period..................................   1.199   1.135
   Number of accumulation units outstanding at end of period (000's omitted).      --      --
Scudder Money Market Subaccount
   Accumulation unit value at beginning of period**..........................   1.008   1.009
   Accumulation unit value at end of period..................................   0.999   1.008
   Number of accumulation units outstanding at end of period (000's omitted).      21       8
Scudder Small Cap Growth Subaccount
   Accumulation unit value at beginning of period**..........................   1.267   1.003
   Accumulation unit value at end of period..................................   0.824   1.267
   Number of accumulation units outstanding at end of period (000's omitted).      --      --

                                 Subaccount                                    2002   2001
                                 ----------                                   ------ ------
Scudder Technology Growth Subaccount
   Accumulation unit value at beginning of period**.......................... $0.925 $0.713
   Accumulation unit value at end of period.................................. $0.583 $0.925
   Number of accumulation units outstanding at end of period (000's omitted).     --     --
Scudder Total Return Subaccount
   Accumulation unit value at beginning of period**..........................  2.230  2.107
   Accumulation unit value at end of period..................................  1.850  2.230
   Number of accumulation units outstanding at end of period (000's omitted).      5      5

--------

  *Commencement of Offering on May 1, 2001.


 **Commencement of Offering on October 1, 2001.


***Less than 1,000 units.

          KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company


   We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our offices are located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a Swiss holding company.


The MVA Option


   You may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. For new Contracts, we may limit to 3 the number of Guarantee Periods available. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice (See "Guarantee Periods of the MVA Option" below). The MVA Option is not available in all states. At our discretion, we may offer additional Guarantee Periods.


   The amounts allocated to the MVA Option under the Contracts are invested under the state insurance laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations under the Contracts and other contracts we may issue. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.


   State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.


   We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See "The Contracts -- Establishment of Guaranteed Interest Rates.")

   Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

      . securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

      . debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

      . other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

      .  options and futures transactions on fixed income securities.


   Our General Account at December 31, 2002 included approximately 85.7 percent in cash, short-term investments and investment grade fixed maturities, 2.4 percent in below investment grade (high risk) bonds, 4.6 percent in mortgage loans and other real estate-related investments and 7.3 percent in all other investments.

   We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. For more information concerning our General Account assets, consult our Annual Report For the Fiscal Year ended December 31, 2002. (See "Annual Reports and Other Documents.")


The Separate Account

   We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.


   Fifty-three Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.


   The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

   The Separate Account's financial statements appear in the Statement of Additional Information.

The Funds


   The Separate Account invests in shares of the following Funds:


      .  The Alger American Fund

      .  American Century Variable Portfolios, Inc.


      .  Credit Suisse Trust



      .  Dreyfus Investment Portfolios


      .  The Dreyfus Socially Responsible Growth Fund, Inc.


      .  Dreyfus Variable Investment Fund


      .  Fidelity Variable Insurance Products Funds


      .  Franklin Templeton Variable Insurance Products Trust



      .  INVESCO Variable Investment Funds, Inc.


      .  J.P. Morgan Series Trust II

      .  Janus Aspen Series


      .  Oppenheimer Variable Account Funds



      .  Scudder Variable Series I


      .  Scudder Variable Series II

   The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Funds' responses to any of those events insufficiently protects Owners, we will take appropriate action.


   The Funds may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.



   The fifty-three Portfolios or Funds are summarized below:


The Alger American Fund

   Alger American Growth Portfolio seeks long-term capital appreciation.

   Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

   Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

   American Century VP Income & Growth Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective.

   American Century VP Value Portfolio seeks long-term capital growth. Income is a secondary objective.


Credit Suisse Trust



   Credit Suisse Trust-Emerging Markets Portfolio seeks long-term growth of capital by investing in equity securities of companies located or conducting a majority of their business in emerging markets.



Dreyfus Investment Portfolios



   Dreyfus IP MidCap Stock Portfolio seeks investment results that are greater than the total return performance of medium-size domestic companies in the aggregate as represented by the Standard and Poor's MidCap 400(R) Index.



The Dreyfus Socially Responsible Growth Fund, Inc.



   The Fund's primary goal is to provide capital growth with current income as a secondary goal. To pursue this goal, the Fund normally invests at least 80% of its assets in common stocks of companies that, in the opinion of the Fund's Management, not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.



Dreyfus Variable Investment Fund



   Dreyfus VIF Small Company Stock Portfolio seeks capital appreciation.


Fidelity Variable Insurance Products Funds

   Fidelity VIP Contrafund(R) Portfolio (Initial Class Shares) seeks long-term capital appreciation.

   Fidelity VIP Equity-Income Portfolio (Initial Class Shares) seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P(R) 500.

   Fidelity VIP Growth Portfolio (Initial Class Shares) seeks capital appreciation.

   Fidelity VIP Index 500 Portfolio (Service Class 2 Shares) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P(R) 500.


Franklin Templeton Variable Insurance Products Trust





   Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital is an important secondary consideration.



   Franklin Small Cap Value Securities Fund seeks long-term total return.



   Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective.



   Franklin U.S. Government Fund seeks income.



   Franklin Zero Coupon 2010 Fund seeks as high an investment return as is consistent with capital preservation.



   Mutual Discovery Securities Fund seeks capital appreciation.



   Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal.



   Templeton Developing Markets Securities Fund seeks long-term capital appreciation.



INVESCO Variable Investment Funds Inc.



   INVESCO VIF--Financial Services Fund seeks capital growth.



   INVESCO VIF--Health Sciences Fund seeks capital growth.



   INVESCO VIF--Real Estate Opportunity Fund seeks capital growth and to earn current income.



   INVESCO VIF--Utilities Fund seeks capital growth and current income.


J.P. Morgan Series Trust II


   JPMorgan International Opportunities Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies



   JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation.


   JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks.

Janus Aspen Series

   Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital


   Janus Aspen Mid Cap Growth Portfolio (formerly Aggressive Growth) Portfolio seeks long-term growth of capital.



   Janus Aspen Mid Cap Value Portfolio (Perkins) seeks capital appreciation.

   Janus Aspen Small Cap Value Portfolio (Bay Isle) seeks capital appreciation.


   Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.


Oppenheimer Variable Account Funds



   Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in "growth type" companies.



   Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation.



   Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation.



   Oppenheimer High Income Fund/VA seeks a high level of current income.



   Oppenheimer Main Street Fund(R)/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.



   Oppenheimer Main Street Small Cap Fund(R)/VA seeks capital appreciation.



   Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities.



Scudder Variable Series I


   Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities.

   Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

   Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Scudder Variable Series II


   Scudder Fixed Income (formerly Scudder Investment Grade Bond) Portfolio seeks high current income.


   Scudder Government Securities Portfolio seeks high current income consistent with preservation of capital.

   Scudder Growth Portfolio seeks maximum appreciation of capital.


   Scudder High Income (formerly Scudder High Yield) Portfolio seeks to provide a high level of current income.


   Scudder Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal.

   Scudder Small Cap Growth Portfolio seeks maximum appreciation of investors' capital.

   Scudder Technology Growth Portfolio seeks growth of capital.

   Scudder Total Return Portfolio seeks a high total return, a combination of income and capital appreciation.

   SVS Dreman Small Cap Value Portfolio seeks long-term capital appreciation.

--------

* "Standard & Poor's(R)," "S&P(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. The Dreyfus Corporation has been licensed to use such trademarks, as applicable. The Dreyfus I.P. MidCap Stock Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's(R), and Standard & Poor's(R) makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.


                               -----------------


   The Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses accompanying this Prospectus, and statements of additional information available from us upon request.



   Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund. American Century Investment Management, Inc. is the investment adviser for the two available Portfolios of the American Century Variable Portfolios, Inc. Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser for the Credit Suisse Trust-Emerging Markets Portfolio. CSAM's Australian and U.K. affiliates, located in Sydney, Australia and London, U.K., respectively, and each known as Credit Suisse Asset Management Limited, are sub-advisers for the Credit-Suisse Trust- Emerging Markets Portfolio. The Dreyfus Corporation serves as the investment adviser, for the available Portfolio of the Dreyfus Investment Portfolios. The Dreyfus Socially Responsible Growth Fund, Inc. and the available Portfolio of the Dreyfus Variable Investment Fund. Fidelity Management & Research Company serves as the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Funds. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, Fidelity Management & Research (Far East), Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan and FMR Co., Inc. (FMRC) serve as the sub-adviser for the Fidelity VIP Contrafund(R) Portfolio. FMR Co., Inc.
(FMRC) serves as the sub-adviser for the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP Growth Portfolio and the Fidelity VIP Index 500 Portfolio. Templeton Asset Management Ltd. is the investment manager for the available Portfolios of the Franklin Templeton Variable Insurance Products Trust. INVESCO Funds Group, Inc. is the investment adviser for the available Portfolios of the INVESCO Variable Investment Funds Inc. J.P. Morgan Investment Management Inc. is the investment adviser for the available Portfolios of the J.P. Morgan Series Trust II. Janus Capital Management LLC (formerly Janus Capital Corporation) is the investment adviser for the six available Portfolios of the Janus Aspen Series. Oppenheimer Funds, Inc. is the investment manager for the available Portfolios of the Oppenheimer Variable Account Funds. Deutsche Investment Management Americas Inc. serves as investment manager for each of the available Portfolios of Scudder Variable Series I and Scudder Variable Series II. Dreman Value Management, L.L.C. serves as the subadviser for the SVS Dreman Small Cap Value Portfolio. The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.


Change of Investments


   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to any shares held by a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.


   We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount if marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.

   If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be:

      . operated as a management company under the Investment Company Act of 1940 ("1940 Act");

      . deregistered under that Act in the event such registration is no longer required; or

      .  combined with our other separate accounts.

   To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

Performance Information


   The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Scudder Bond Subaccount, the Scudder Government Securities Subaccount, the Scudder High Income (formerly Scudder High Yield) Subaccount, and the Scudder Fixed Income (formerly Scudder Investment Grade Bond) Subaccount may also advertise "yield". The Scudder Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of Subaccount's future performance.



   Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return will be quoted for periods of at least one year, five years and ten years, if applicable. Nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return and nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Standardized and nonstandardized performance will also show the effect of contingent deferred sales loads.


   Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Scudder Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Scudder Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Scudder Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

   The Subaccounts' performance figures and Accumulation Unit values fluctuate. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge, the maximum charge for the MIAA program, the Guaranteed Minimum Death Benefit rider and the Earnings Based Death Benefit rider. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. The nonstandardized performance figures may include the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider and the Earnings Based Death Benefit rider.


   The Subaccounts may be compared to relevant indices and performance data from independent sources, including the Dow Jones Industrial Average, the Standard & Poor's(R) 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's(R) Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. Please note the differences and similarities between the investments that a Subaccount may purchase and the investments measured by the indexes. In particular, the comparative information with regard to the indexes will not reflect the deduction of any Contract charges or portfolio expenses. In addition, certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The Subaccounts are not insured and the value of their units will fluctuate.


   From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.


   Additional information concerning a Subaccount's performance is provided in the Statement of Additional Information.

                             FIXED ACCOUNT OPTION

   Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account or the interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


   Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.



   We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum rate. We reserve the right to change the amount of excess interest credited. We also reserve the right to declare different rates of excess interest depending upon when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.


                                 THE CONTRACTS

A. General Information.

   The minimum initial Purchase Payment is $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment is waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement. Total Purchase Payments in excess of $1,000,000 per Contract Year require our prior approval.

   Generally, a bonus contract has higher expenses than a similar annuity without a bonus credit. You should consider the expenses along with the features and enhancements to be sure a bonus annuity meets your financial needs and goals. In certain circumstances you might be worse off due to a bonus credit.

   We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.


   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value, without consideration of the Purchase Payment Bonus, plus the amounts of Purchase Payments in the Guarantee

Periods and the Fixed Account on the date we receive the returned Contract, without any deduction for Records Maintenance Charges. If you return the Contract during the free look period you will not receive the Purchase Payment Bonus. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

   During the Accumulation Period, you may change a Beneficiary at any time by signing our form. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of a Beneficiary change.

   Amounts payable during the Annuity Period may not be assigned. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.


   You designate the Beneficiary. If you or the Annuitant dies, and no designated Beneficiary or contingent Beneficiary is alive at that time, we will pay your or the Annuitant's estate.


   Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

B. Purchase Payment Bonus.


   This is a bonus Contract. This means that your Purchase Payments may be increased by the Purchase Payment Bonus ("PPB") prior to your allocation selection. It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals from or terminate the Contract in the short-term as your expenses can outweigh the benefits of the PPB offered.



   We also offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether or not the Contract is the best variable annuity for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to help recover the cost of providing the PPB under the Contract. We expect to make a profit from these charges. Under certain circumstances (such as a period of poor market performance) the cost associated with the PPB may exceed the sum of the PPB and any related earnings. You should consider this possibility before purchasing the Contract.


   The PPB currently is 4%. The PPB offered at Contract issue is guaranteed for as long as you own the Contract. No PPB is applied after 15 Contract Years. The PPB is not considered to be "investment in the contract" for income tax purposes. (See "Federal Income Taxes.")

C. Limitations on Your Purchase Payment Bonus.

   There are important limitations on your PPB. These limitations are:

      . You will not receive the PPB if you return the Contract during the free look period. We assume all investment risk on the forfeited PPB.

      . You will not receive the PPB if at the time a Purchase Payment is made, the sum of partial withdrawals and loans made exceeds the sum of Purchase Payments and loan repayments you made to the Contract.

      . You will not receive the PPB on Purchase Payments we receive after the Contract's 15th Contract Anniversary.

D. Application of Purchase Payments.


   You allocate your Purchase Payments to the Guarantee Period(s), the Subaccount(s) and/or the Fixed Account. Your PPB will be allocated ratably pursuant to your Purchase Payment allocation. Each Purchase Payment allocated to a Subaccount purchases a number of Accumulation Units, determined by the Accumulation Unit value as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. With respect to initial Purchase Payments, the amount is credited no later than 2 business days after the application for the Contract is complete. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.


   The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units, Fixed Account Contract Value and Accumulated Guarantee Period Value is reduced when the Records Maintenance Charge is assessed (See "Records Maintenance Charge" below).

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.


   Our "Protect Your Future Program" allows you to choose a Guarantee Period and one or more Subaccounts. The percentage allocated to a Guarantee Period will depend on the current interest rate and length of the Guarantee Period chosen. At the end of the Guarantee Period, the Purchase Payment amount in that account will have grown to the full value of the initial Purchase Payment. The balance will be invested in one or more Subaccounts. Due to interest rate changes, the amount of the Purchase Payment allocated to a Guarantee Period will not be known until the Contract is actually issued.


E. Accumulation Unit Value.

   Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units credited is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are canceled in a similar manner.

   The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

   Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

   The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

      (a / b) - c, where:

      (a) is the net result of:

          . the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

          . the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          . a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

      (b) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

      (c) is the factor representing asset-based charges (the mortality and expense risk and administration charges plus any applicable charges for optional death or income benefits).

F. Guarantee Periods of the MVA Option.


   You may allocate Purchase Payments or transfer Contract Value to one or more Guarantee Periods with durations of one to ten years. We may limit the number of Guarantee Periods to three. The number of Guarantee Periods available may also vary by state. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate. The minimum Purchase Payment is $5,000 per Guarantee Period per allocation.


   The following example illustrates how we credit Guarantee Period interest.

               EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION


                 Contract Value.......... $40,000
                 Guarantee Period........ 5 Years
                 Guaranteed Interest Rate 1. 55%
                                          Effective Annual Rate



                                Interest   Cumulative
                                Credited    Interest
                          Year During Year  Credited
                          ---- ----------- ----------
                           1..   $620.00   $  620.00
                           2..    629.61    1,249.61
                           3..    639.37    1,888.98
                           4..    649.28    2,538.26
                           5..    659.34    3,197.60


   Accumulated Value at the end of 5 years is:


                       $40,000 + $3,197.60 = $43,197.60


   Note: This example assumes that no withdrawals are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments apply.

   The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more or less than those shown.


   We send written notice of the expiration of your Guarantee Period. If you do not elect a new Allocation Option, the amount in the Guaranteed Period will be transferred automatically to the Scudder Money Market Subaccount on the Guarantee Period maturity date. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. (See "Market Value Adjustment" below.)


   The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

   You may call us at 1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 for the new Guaranteed Interest Rates.

G. Establishment of Guaranteed Interest Rates.

   We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions and other factors dictate. Once established, rates are guaranteed for the respective

Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is made or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value, before the end of a Guarantee Period, are subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

   We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administration expenses we bear, and general economic trends.

   We make the final determination of the Guaranteed Interest Rates to be declared.

   We cannot predict or guarantee the level of future Guaranteed Interest Rates.

H. Contract Value.

   On any Valuation Date, Contract Value equals the total of:

      .  the number of Accumulation Units credited to each Subaccount, times

      . the value of a corresponding Accumulation Unit for each Subaccount, plus

      .  Accumulated Guarantee Period Value, plus

      .  your Fixed Account Contract Value.


I. Transfers During the Accumulation Period.



   During the Accumulation Period, you may transfer your Contract Value among the Guarantee Periods, the Subaccounts and the Fixed Account, subject to the following provisions:



      . the Fixed Account Contract Value, minus 125% of Debt, may be transferred during one of two times during the Contract Year to one or more Subaccounts or Guarantee Periods in the thirty days following an anniversary of a Contract Year or the thirty days following the date of your next quarterly statement after an anniversary;



      . the Contract Value transferred into or out of the Guarantee Periods must be at least $5,000, unless the entire Guarantee Period Value is transferred; and



      . we reserve the right to charge $10 for each transfer (that is not part of the Automatic Asset Rebalancing or Dollar Cost Averaging) when there are more than 12 transfers in a Contract Year.



   In addition, transfers of Guarantee Period Value before the Guarantee Period end date are subject to a Market Value Adjustment. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.


   If you authorize an unaffiliated third party outside the MIAA program (See "Asset Allocation Service") to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any unaffiliated third party asset allocation or investment advisory service or program. We may suspend, limit or cancel acceptance of an unaffiliated third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.


   We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

J. Market Timing

   This Contract is not designed for professional market timing organizations, or other organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the Subaccounts and may be detrimental to Owners. Further, these short-term strategies are particularly inappropriate for attaining long-term retirement goals or for the protection of heirs. Consequently, we reserve the right, at our sole discretion and without prior notice, to take action when we identify market-timing strategies detrimental to Owners.


K. Partial Withdrawals During the Accumulation Period.


   You may redeem some or all of the Contract Value minus Debt, Withdrawal Charges and plus or minus any applicable Market Value Adjustment. Withdrawals will have tax consequences. (See "Federal Income Taxes.") A withdrawal of the entire Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See "Federal Income Taxes".)



   In any Contract Year, you may make a partial withdrawal, subject to the following:

      .  the partial withdrawal from the Subaccounts must be at least $500,


      . the minimum withdrawal from the Guarantee Periods must be at least $5,000 (before any Market Value Adjustment),



      . the greater of $5,000 of Contract Value plus Debt or 120% of Debt must remain in the Contract after the withdrawal, and


      . direct transfers, rollovers, and exchanges are not permitted if there is an outstanding loan.


   If Contract Value is allocated to more than one Allocation Option, you must specify the source of the partial withdrawal. If you do not specify the source, we (1) cancel Accumulation Units on a pro rata basis from all Subaccounts in which you have an interest, (2) redeem ratably from the Fixed Account and (3) redeem ratably from the Guarantee Periods.


   Election to withdraw shall be made in writing to Kemper Investors Life Insurance Company, Customer Service, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

      .  during any period when the New York Stock Exchange is closed,

      . when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

      .  as the SEC by order may permit.

   For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current applicable interest rates.

   A participant in the Texas Optional Retirement System ("ORP") must obtain a certificate of termination from the participant's employer before the Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

L. Market Value Adjustment.

   Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected on the Guarantee Period end date or during the "free look" period, may be adjusted up or down by a Market Value Adjustment.

   The Market Value Adjustment reflects the relationship between

      . the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the length of the Guarantee Period, and


      . the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.


   The Market Value Adjustment (MVA) uses this formula:


                        MVA = GPV x .075 x (J -- I) x N


      Where:

      GPV is the Guarantee Period Value being withdrawn,

      I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

      J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the Guarantee Period for the Guarantee Period Amount subject to the Market Value Adjustment, and

      N is the number of months remaining in the Guarantee Period.

      The .075 factor used in the MVA formula is based on testing a number of interest rate scenarios so that the entire formula provides reasonable financial parity between terminating and continuing Contract Owners and between Contract Owners and us with respect to changes in interest rates and asset values during various time periods.

   For an illustration showing an upward and a downward adjustment, see Appendix A.

M. Death Benefit.


   If you (or the last surviving Annuitant) die during the Accumulation Period, prior to attaining age 75, the Beneficiary will be paid the greatest of:


      .  the Contract Value less Debt, or

      . the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals, or

      . the amount that would have been payable in the event of a full surrender on the date of death.

   If you (or the last surviving Annuitant) die at age 75 or later, the death benefit is the Contract Value minus Debt or, if larger, the amount that would have been paid in the event of a full surrender.

   You or the Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

   For Non-Qualified Contracts, if you are not the Annuitant and you die before the Annuitant, the death benefit will be paid to your designated Beneficiary. The available Annuity Options are limited by the Code, as described under "Annuity Options". The death benefit is determined as stated above, except your age at death is used in determining the amount payable. If the Beneficiary is your surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract and is not required to begin death benefit distribution. The issue age of the deceased Owner applies in computing the death benefit, payable at the death of a spouse who has elected to be treated as the successor Owner.

N. Guaranteed Minimum Death Benefit Rider.


   The Guaranteed Minimum Death Benefit rider ("GMDB") is an optional Contract rider. You must elect the GMDB rider on the initial Contract application and the oldest Owner must be 80 years old or younger at the time the Contract is issued. You cannot elect the GMDB rider after the date we issue the Contract. We reserve the right to offer the GMDB rider to outstanding Contracts, and we may discontinue the offering of the GMDB rider at any time. GMDB coverage may not be terminated. The current charge for the GMDB rider is 0.15% of the Contract Value. The GMDB rider may not be available in all states or through all distributors.



   If you elect the GMDB rider, a death benefit will be paid to the designated Beneficiary upon the death of the Owner, a joint Owner or the last surviving Annuitant, during the Accumulation Period. If the Owner is not a natural person, we will pay the death benefit upon the death of any Annuitant. We will pay the death benefit to the Beneficiary when we receive due proof of death. We will then have no further obligation under the Contract.



   We compute (1) below at the end of the Valuation Period following our receipt of due proof of death and the return of the Contract. We compute (2) and (3) below as of the date of death. The proof may be a certified death certificate or any other written proof satisfactory to us. The amount of the death benefit will be equal to the greater of items (1), (2) or (3) listed below, less Debt:


    (1)the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

    (2)the total amount of Purchase Payments minus an adjustment for withdrawals accumulated at 5.00% per year to the earlier of your 85th birthday or date of death, increased by Purchase Payments made from your 85th birthday to the date of death and decreased by any adjustments for withdrawals from your 85th birthday to the date of death; or

    (3)the greatest anniversary value immediately preceding the earlier of your 86th birthday or date of death, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.


   An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges. A proportionate reduction is applicable when the withdrawal and any Withdrawal Charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3), reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:



    (a)is the withdrawal plus any Withdrawal Charges reduced by any dollar for dollar reduction, and


    (b)is the Contract Value, adjusted by any Market Value Adjustment, reduced by any dollar for dollar reduction.


   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's life expectancy or Annuity Option 2 or Annuity Option 3 based upon the life expectancy of the Beneficiary as prescribed by federal regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.


   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

O. Earnings Based Death Benefit Rider.


   The Earnings Based Death Benefit rider ("EBDB") is an optional Contract rider. The EBDB rider may be elected if the oldest Owner is 70 years old or younger at the time the Contract is issued. If you elect the EBDB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See "Guaranteed Minimum Death Benefit Rider" above). You must elect the EBDB rider on the initial Contract application. You cannot elect the EBDB rider after the date we issue the Contract. We reserve the right to offer the EBDB rider to outstanding Contracts, and we may discontinue the offering of the EBDB rider at any time. EBDB coverage may not be terminated. The current charge for the EBDB rider is 0.20% of the Contract Value. The EBDB rider may not be available in all states or through all distributors.



   If elected, the death benefit will be as follows:


      . the Guaranteed Minimum Death Benefit (See "Guaranteed Minimum Death Benefit Rider" above); plus

      .  the EBDB factor times the lesser of:

         a.  remaining principal, and

         b.  Contract Value minus remaining principal, but not less than zero


   The EBDB factor is 0.40 if death occurs prior to the 10th Contract anniversary, 0.50 if death occurs between the 10th and 15th Contract anniversaries, and 0.70 if death occurs on or after the 15th Contract anniversary.


   Remaining principal equals total Purchase Payments less the total principal withdrawn. The amount of total principal withdrawn is calculated by totaling the amount of principal withdrawn with each withdrawal. For any withdrawal, the amount of principal withdrawn is the amount by which the withdrawal exceeds the earnings in the Contract at the time of the withdrawal. Earnings, at any given time, is the amount by which the Contract Value exceeds the excess of total Purchase Payments over total withdrawals. Purchase Payments which we receive less than one year prior to death (other than the initial Purchase Payment) are not used in calculating the amount of remaining principal. For purposes of determining EBDB, earnings will not be less than zero.

   The EBDB is calculated prior to the application of the Guaranteed Minimum Death Benefit.

P. Loans.


   The Owner of a Contract issued as a tax sheltered annuity under Section 403
(b) of the Internal Revenue Code ("Code") or with a qualified plan under Code
Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.


   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

Q. Automatic Asset Rebalancing.


   We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual or annual basis. Contract Value held under the Dollar Cost Averaging program or MVA Option are not eligible for this option. There is currently no charge for this service.


                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

      .  mortality and expense risk charge,


      .  administration charge,


      .  optional guaranteed minimum death benefit charge,

      .  optional earnings based death benefit charge,

      .  records maintenance charge,

      .  withdrawal charge,

      .  applicable premium taxes, and

      .  optional MIAA expense charge (See "Asset Allocation Service")

   Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against the Separate Account.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before you attain age 75, we may, in some cases, pay more than Contract Value. (See "Death Benefit.") Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administration expenses portion of the daily asset charge.


2. Administration Charge.



   We assess each Subaccount a daily asset charge for administrative expenses at a rate of 0.50% per annum. For new Contracts we reserve the right to increase this charge to a maximum of 0.70% per annum. After you have held the Contract for 15 Contract Years, the per annum administration expenses will be decreased by 0.25%. The administration expenses reimburse us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration expenses cover the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. Guaranteed Minimum Death Benefit Rider Charge.

   The annual charge for the Guaranteed Minimum Death Benefit rider is 0.15% of the Contract Value. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge. This charge is not assessed after the Annuity Date.

4. Earnings Based Death Benefit Rider Charge.

   The annual charge for the Earnings Based Death Benefit rider is 0.20% of the Contract Value. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge. This charge is not assessed after the Annuity Date.

B. Records Maintenance Charge.

   We will assess a quarterly Records Maintenance Charge during the Accumulation Period against each Contract which has participated in the Separate Account during the calendar quarter. The Records Maintenance Charge is:

      .  $7.50 quarterly for Contracts with Contract Value under $25,000.

      . $3.75 quarterly for Contracts with Contract Value between $25,000 and $50,000.


      . No Records Maintenance Charge for Contracts with Contract Value of $50,000 or more.


   The Record Maintenance Charge is not assessed during the Annuity Period.

   The Records Maintenance Charge is to reimburse us for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. The Records Maintenance Charge will be assessed at the end of each calendar quarter, based on the Contract Value at that time, and will constitute a reduction in Contract Value.

   At any time the Records Maintenance Charge is assessed, the applicable charge will be assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from such Subaccount. If necessary to meet the assessment, amounts are also redeemed from the Fixed Account and from the Guarantee Periods.

C. Withdrawal Charge.


   A Withdrawal Charge is imposed to reimburse us for Contract sales expense, including commissions and other distribution, promotion and acquisition expenses. A Withdrawal Charge is based upon Contribution Years. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the Withdrawal Charge on Purchase Payments made after 15 Contract Years.


   Each Contract Year you may withdraw, without Withdrawal Charge, 10% of the Contract Value, minus Debt. If you withdraw a larger amount, the excess withdrawn is subject to a Withdrawal Charge. The Withdrawal Charge applies in the first 8 Contribution Years as follows:

                                               Withdrawal
                      Contribution Year          Charge
                      -----------------        ----------
                      First Year..............     8%
                      Second Year.............     8%
                      Third Year..............     7%
                      Fourth Year.............     6%
                      Fifth Year..............     5%
                      Sixth Year..............     4%
                      Seventh Year............     3%
                      Eighth Year.............     2%
                      Ninth Year and following     0%

   Purchase Payments are deemed surrendered in the order they were received.

   When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge and the dollar amount sent to you.

   Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a Withdrawal Charge even though the Contract may have been issued many years earlier. (For additional details, see "Partial Withdrawals During Accumulation Period.") For example:

      .  You make a $15,000 Purchase Payment in the first Contract Year.

      .  You make a $10,000 Purchase Payment in the fourth Contract year.


      . In the fifth Contract Year, the $15,000 Purchase Payment is in its fifth Contribution year and the $10,000 Purchase Payment is in its second Contribution Year.


   Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and risk expense charge.

   The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their eighth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4, or if payments under Annuity Option 1 are scheduled to continue for at least 5 years. See "The Annuity Period--Annuity Options" for a description of the Annuity Options available.


   We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to characteristics including the size of a group, the average contribution per participant, or the use of mass enrollment procedures.


D. Investment Management Fees and Other Expenses.


   Each Portfolio's net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See "Summary of Expenses.") Further detail is provided in the attached prospectuses for the Portfolios and the Funds' statements of additional information.


E. State Premium Taxes.


   Certain state and local governments impose a premium tax currently ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization, unless the tax was previously assessed. See "Appendix B--State Premium Tax Chart" in the Statement of Additional Information. It is our current practice under the Contract to pay premium tax directly and not charge you. This practice is subject to change without notice.


F. MIAA Expense Charge.


   The current annual charge for the MIAA program is 0.50% of the Contract Value allocated under the MIAA program. The annual charge may be increased for new Contracts up to a maximum of 1.00%. If the MIAA charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA charge. The MIAA expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense with respect to the amount in each Subaccount covered by the MIAA program equals the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged a MIAA initial set up fee of $30.


G. Reduction or Elimination of Certain Charges.

   Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or elimination of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

   In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily asset charge for administration expenses and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administration expenses. In certain other circumstances, sales expenses in certain group or sponsored arrangements may be reduced or eliminated.

   When a group or sponsored arrangement is eligible for reduced or eliminated charges, we will consider items such as:

      . the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      . the total amount of Purchase Payments to be received and the method in which they will be remitted;

      .  any prior or existing relationship with us;

      .  the level of commission paid to selling broker-dealers;

      . the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      .  the frequency of projected surrenders or distributions.

   We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.


   We may also decrease the mortality and expense risk charge, the administration expenses, and the Records Maintenance Charge without notice. However, beyond what is disclosed above, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.


   We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administration expenses, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. You may annuitize any time after the first Contract Year but no later than the Annuitant's 95th birthday. We make annuity payments beginning on the Annuity Date under the Annuity Option you select.

1. Annuity Payments.

   Annuity payments are based on:

      .  the annuity table specified in the Contract,

      .  the selected Annuity Option, and

      . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly.

2. Annuity Options.

   You may elect one of the Contract's Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments. You may change the Annuity Option before, but not after, the Annuity Date. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $5,000. In addition, if the first monthly payment is less than $50 we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $50.

   The amount of periodic annuity payments may depend upon:

      .  the Annuity Option you select;

      .  the age and sex of the payee;

      . the investment experience of the selected Subaccount(s) (if variable annuitization is elected); and

      . the interest rates (if fixed annuitization is elected) at the time of annuitization.

   For example:

      . if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

      . if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

      . if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

      . if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

   The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

   For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:


      .  Option 2 over the lifetime of the Beneficiary, or


      . Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from your death).


   If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.


Option 1--Income for Specified Period.


   Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the beneficiary is an individual, we automatically continue payments to the beneficiary for the remainder of the period specified. If the beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administration expenses.


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   You may elect to surrender the Contract or make partial withdrawals after annuity payments begin under Option 1. We will then pay the discounted value of the remaining payments.

Option 2--Life Income.


   Option 2 provides for an annuity payable monthly over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.


Option 3--Life Income with Installments Guaranteed.

   Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4--Joint and Survivor Annuity.

   Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. Allocation of Annuity.

   You may elect payments on a fixed or variable basis, or a combination. Any Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period to arrange for your desired mix of fixed and/or variable annuitization. Transfers during the Annuity Period are subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period.


4. Transfers During the Annuity Period.


   During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount, subject to the following limitations:

      . Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      .  All interest in a Subaccount must be transferred.

      . If we receive notice of transfer to a Subaccount more than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

      . If we receive notice of transfer to a Subaccount less than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

      . Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

   A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. Annuity Unit Value.

   Annuity Unit value is determined independently for each Subaccount.

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   Annuity Unit value for any Valuation Period is:

      .  Annuity Unit value for the preceding Valuation Period, times

      .  the net investment factor for the current Valuation Period, times

      . an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

   The net investment factor for a Subaccount for any Valuation Period is:

      . the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

      . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.


   When annuity payments begin, the value of the Contract interest is:


      . Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

      . the number of Accumulation Units credited at the end of the Valuation Period, minus

      .  premium taxes and Withdrawal Charges.

   The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

   A 2.5% per annum rate of investment earnings is currently assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under Variable Annuity.

   Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

   Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Proceeds.

   If the payee dies after the Annuity Date while the Contract is in force, the death benefit, if any, depends upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                                      36

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                             FEDERAL INCOME TAXES

A. Introduction

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. Our Tax Status

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. Taxation of Annuities in General

1. Tax Deferral During Accumulation Period

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      .  the Contract must be owned by an individual,

      .  Separate Account investments must be "adequately diversified",

      . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

      . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:


      .  certain Contracts acquired by a decedent's estate,


      .  certain Qualified Contracts,


      .  certain Contracts used with structured settlement agreements, and



      . certain Contracts purchased with a single premium when the annuity starting date is no later than one year from contract purchase and substantially equal periodic payments are made at least annually.


   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However there is no assurance that such efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Nonqualified Contracts

   Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. Credits we make to your Contract in connection with the Purchase Payment Bonus and the Market Value Adjustments are not part of your investment in your Contract (and thus, for tax purposes, are treated in the same way as investment gains).

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal. As described elsewhere in the Prospectus, you may elect to enter into a separate investment advisory agreement pursuant to which you will receive asset allocation services ("MIAA"). For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fees are treated as a taxable event. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

   If the Contract includes the Guaranteed Retirement Income Benefit rider (the "GRIB rider"), and the Guaranteed Retirement Income Benefit Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in your income in connection with a partial withdrawal, assignment, pledge or other transfer.

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

   There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments. For income tax purposes, the Purchase Payment Bonus you receive is not considered "investment in the contract." This means the Purchase Payment Bonus will be taxed.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

   With respect to a Contract issued with the GRIB rider, the Annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Contract, the Company will treat a portion of such lump sum payment as includible in income, and will determine the taxable portion of subsequent annuity payments by applying an exclusion ratio to the periodic payments. However, the federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible that the IRS could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

4. Taxation of Death Benefits

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income as follows:

      .  if distributed in a lump sum are taxed like a full withdrawal, or

      .  if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

      . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the Contract, or

      . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      .  received on or after you reach age 591/2,

      .  attributable to your disability,

      . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

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

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),


      . made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or


      .  made with annuities used with certain structured settlement agreements.

6. Aggregation of Contracts

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. Qualified Plans


   Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Simple IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.



   Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.


   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Contracts, the Owner and Annuitant generally are the same individual. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

   Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 701/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

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

   If you purchase a Qualified Contract with a GRIB rider and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

      .  received after you reach age 59 1/2,

      .  received after your death or because of your disability, or

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

   Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

      .  Roth IRA contributions are never deductible,

      .  "qualified distributions" from a Roth IRA are excludable from income,

      .  mandatory distribution rules do not apply before death,

      . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      .  special eligibility requirements apply, and

      . contributions to a Roth IRA can be made after the Owner reaches age 70 1/2.

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

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 591/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first 5 tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.


   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (See "N. Guaranteed Minimum Death Benefit Rider" and "O. Earnings Based Death Benefit Rider"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefits were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.


   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      .  earnings on those contributions, and

      . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.


   These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.


   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers


   If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible deferred compensation plan that is qualified under Section 457(b), any "government eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:


      .  minimum distributions required under Section 401(a)(9) of the Code, and

      . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid withholding by electing a direct rollover.

E. Federal Income Tax Withholding

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                          Investors Brokerage Services, Inc. ("IBS")
                          1600 McConnor Parkway
                          Schaumburg, Illinois 60196-6801


   IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.


                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting instruction rights regarding a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   Each quarter, we send you a statement showing amounts credited to each Subaccount and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional unscheduled payments, you will receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio.


   You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-888-477-9700. You will also be able to access your account information from our website at www.zurichlifeus.com.


   You may also direct inquiries to the selling agent or may call
1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

                             DOLLAR COST AVERAGING


   Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount or Fixed Account option is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to any other accounts based on your allocation of accounts.



   The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.



   The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The DCA program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the first transfer date.



   The minimum transfer amount is $100 per Subaccount or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.



   Dollar Cost Averaging ends if:



      .  the number of designated monthly transfers has been completed,



      . Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount will be transferred,



      . we receive your written termination at least five business days before the next transfer date, or



      .  the Contract is surrendered or annuitized.



   If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account, Subaccounts, or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                           ASSET ALLOCATION SERVICE


   You may elect, where available, to enter into a separate investment advisory service agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, Ibbotson Associates, Inc. ("Ibbotson") performs certain functions for the MIAA program. Ibbotson is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.


A. Summary of the Service Provided.


   Under MIAA, your Contract Value is allocated among certain Subaccounts. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing Ibbotson's proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts in accordance with your selected allocation model. Currently, the Fixed Account is not included in the MIAA program but we reserve the right to add it to the program in the future.


B. MIAA Charges.


   PMG's current annual charge for the MIAA program is one-half of one percent (0.50%) of the Contract Value allocated under the MIAA program. The annual charge may be increased for new Contracts up to a maximum of one percent (1.00%). If the MIAA expense charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA expense charge. The MIAA expense charge is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense with respect to the amount in each Subaccount covered by the MIAA program equals the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount and multiplied by ..125%. You will also be charged an MIAA initial set up fee ("Set Up Fee") of $30.00.


C. Tax Treatment of Fees and Charges.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.


   For Qualified Contracts, the MIAA expense charge and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of the MIAA expense charge and Set Up Fee are treated as a taxable event. This means the MIAA expense charge and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.


D. Risks to You.

   When you elect the MIAA program, you understand that:

      . all investments involve risk, the amount of which may vary significantly,

      .  performance cannot be predicted or guaranteed, and

      . the value of your allocation in the Subaccounts will fluctuate due to market conditions and other factors.

   PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

   PMG seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E. Termination.


   You may terminate your participation in the MIAA program at any time by contacting us. If you terminate within 5 business days of enrolling in the MIAA program, you will not be charged any MIAA expense charge or Set Up Fee. Otherwise, you will be charged any unpaid MIAA expense charge for the period before your termination, and your Set Up Fee will not be refunded. PMG reserves the right, however, to waive the collection of any unpaid MIAA expense charge upon termination.


F. Conflicts of Interest.


   The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA expense charge (See "MIAA Charges") as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA expense charged to your Contract, there is a potential for a conflict of interest.


                                    EXPERTS




   The consolidated balance sheets of KILICO as of December 31, 2002 and 2001, and the related consolidated statements of operations, comprehensive income
(loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, are incorporated in this Prospectus by reference to the Statement of Additional Information. The statements of assets, liabilities and contract owners' equity of the KILICO Variable Annuity Separate Account as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for the periods indicated, are incorporated in this Prospectus by reference to the Statement of Additional Information. Both documents have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                 LEGAL MATTERS

   Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract, have been passed upon by Debra P. Rezabek, our Executive Vice President, General Counsel and Corporate Secretary. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

   We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or at the SEC's Web Site (http://www.sec.gov).

   We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                               LEGAL PROCEEDINGS

   KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Condensed Financial Information, Experts; Financial Statements; Report of Independent Accountants; Financial Statements of the Separate Account; Report of Independent Accountants; Financial Statements of KILICO; Appendix A Tables of Adjusted Accumulation Unit Values (reflecting current charges), Performance Information and Tax-Deferred Accumulation Table; Appendix B State Premium Tax Chart; and Appendix C Condensed Financial Information. The Statement of Additional Information should be read in conjunction with this Prospectus.


                             FINANCIAL STATEMENTS

   The financial statements of KILICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.


         CONTRACTS ISSUED SEPTEMBER 3, 2001 THROUGH FEBRUARY 18, 2002


Guaranteed Retirement Income Benefit: General


   The Guaranteed Retirement Income Benefit ("GRIB") was an optional Contract benefit available under Contracts issued on or after September 3, 2002 and before February 19, 2002. The GRIB rider is not offered on Contracts issued on or after February 19, 2002. We reserve the right to begin offering GRIB at any time.


   GRIB provides a guaranteed amount of annuity payments for the lifetime of the Annuitant or for a period certain upon annuitization as described below. GRIB may be exercised only within thirty days after a Contract anniversary after the end of your seven or ten year waiting period or after any subsequent Contract anniversary date. The waiting period may not extend beyond the Annuity Date.


   If you elected the GRIB rider, the charge is 0.40% and 0.30% of the Contract Value, respectively, for the seven and ten year waiting periods. The GRIB rider charge is in addition to the Contract charges and expenses appearing in the "Summary of Expenses". Within 30 days after the second Contract anniversary or any Contract anniversary thereafter, you are permitted to replace your existing GRIB rider with any GRIB rider, if any, then currently being offered by us. The new GRIB benefit and waiting period will begin on the day you elect to replace the existing GRIB rider. You may cancel the GRIB rider at any time by written notice to us. Once cancelled, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.


   GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under GRIB.

Annuity Payments with GRIB

   Annuity payments are based on the greater of:

    (1)the income provided by applying the GRIB base to the guaranteed annuity factors, or

    (2)the income provided by applying the Contract Value to the current annuity factors.


   The GRIB base is the greater of (1), (2) or (3) listed below, less Debt:


    (1)the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

    (2)the total amount of Purchase Payments less adjustments for withdrawals accumulated at 5.00% per year to the earlier of the original Annuitant's 85th birthday or the GRIB exercise date, increased by Purchase Payments made from the 85th birthday to the GRIB exercise date and decreased by any adjustments for withdrawals from the 85th birthday to the GRIB exercise date; or

    (3)the greatest anniversary value immediately preceding the earlier of the original Annuitant's 86th birthday or the GRIB exercise date, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.


   For joint Annuitants, the age of the older of the original two Annuitants will be used for purposes of (2) and (3) above.



   An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract Year. The Dollar for Dollar Base is total premiums less withdrawals assessed a Withdrawal Charge and less any Withdrawal Charges. A proportionate reduction is applicable when the withdrawal and any Withdrawal Charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3) above, reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:



    (a)is the withdrawal plus any Withdrawal Charges reduced by any dollar for dollar reduction, and


    (b)is the Contract Value, adjusted by any Market Value Adjustment, reduced by any dollar for dollar reduction.

   The guaranteed annuity factors are based on the "1983 Table a" individual Annuity mortality table developed by the Society of Actuaries, projected using Projection Scale G, with interest at 2.5%. However, for GRIB elections, interest at 3.00% is assumed for all years. Contracts issued in the state of Montana or in connection with certain employer sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

   Since GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

   GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, using the joint ages of the Annuitants.

   If you elect GRIB payable for the life of a single Annuitant, we will guarantee payment for a period certain of 5, 10, 15, or 20 years. If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years.


   When the Annuitant dies, (or in the case of joint Annuitants, when both, have died) we will automatically continue any unpaid installments for the remainder of the elected period certain. However, if the Beneficiary so elects, we will pay a commuted value of the remaining payments. In determining the commuted value, the present value of the remaining payments in the period certain will be calculated based on the applicable interest rate plus an interest rate adjustment factor. The interest rate adjustment factor is equal to the following:


                                                            Interest
                                                              rate
           Number of years remaining in the period certain Adjustment
           ----------------------------------------------- ----------
                         15 or more years.................    1.00%
                         10-14 years......................    1.50%
                         less than 10 years...............    2.00%

   The interest rate adjustment factor is a part of the formula we use to determine the present value of the remaining annuity payments under a period certain variable annuity option if you elect to commute such payments under GRIB. 2% is the highest percentage adjustment. The actual rate will depend on the number of years remaining in the period certain.


   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.


   GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

Commutable Annuity Payments

  . if you exercise the GRIB option, you may elect partial lump sum payments during the Annuity Period.

  . lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, 20 or 25 year certain period that applies to the payout.

  . lump sum payments are available once in each Contract Year and may not be elected until one year after you elect to exercise GRIB.

  . you may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the payee will begin receiving the original annuitization payment amount again.

  . each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

  . in determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate of 3% plus an interest rate adjustment. The interest rate adjustment is equal to the following:

                                                            Interest
                                                              rate
           Number of years remaining In the period certain Adjustment
           ----------------------------------------------- ----------
                         15 or more years.................    1.00%
                         10-14 years......................    1.50%
                         Less than 10 years...............    2.00%

   The interest rate adjustment factor is a part of the formula we use to determine the present value of the remaining annuity payments under a period certain variable annuity option if you elect to commute such payments under GRIB. 2% is the highest percentage adjustment. The actual rate will depend on the number of years remaining in the period certain.

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit Value next determined following Our receipt of your request for commutation.



                      ANNUAL REPORTS AND OTHER DOCUMENTS


   KILICO's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference, which means that it is legally a part of this Prospectus.



   After the date of this Prospectus and before we terminate the offering of the securities under this Prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this Prospectus.



   Statements in this Prospectus, or in documents that we file later with the SEC and that legally become a part of this Prospectus, may change or supersede statements in other documents that are legally part of this Prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this Prospectus.



   We file our documents and reports under the Securities Exchange Act of 1934, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically on the SEC's "EDGAR" system using the identifying number CIK No.0000353448. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of the SEC's Public Reference Room, call 1-800-SEC-0330.



   If you have received a copy of this Prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Kemper Investors Life Insurance Company, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 or 1-888-477-9700.

                                  APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contract Value.......... $40,000
               Guarantee Period........ 5 Years
               Guaranteed Interest Rate 5% Annual Effective Rate

   The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers.

   The Guarantee Period Value for this $40,000 Contract Value is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

   The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new Contracts with the same Guarantee Period as your Guarantee Period. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period.

Example of a Downward Market Value Adjustment

   A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and we are then crediting 6.5% for a five-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        .054 = .075 X 48 X (.065 - .05)

   The Market Value Adjustment is a reduction of $2,268.00 from the Guarantee Period Value:

                          2,268.00 = .054 X 42,000.00

   The Market Adjusted Value would be:

                      $39,732.00 = $42,000.00 - $2,268.00

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                         $1,134.00 = .054 X $21,000.00

   The Market Adjusted Value would be:

                      $19,866.00 = $21,000.00 - $1,134.00

Example of an Upward Market Value Adjustment

   An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a five-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        -.036 = .075 X 48 X (.04 - .05)

   The Market Value Adjustment is an increase of $1,512.00 to the Guarantee Period Value:

                        -$1,512.00 = $42,000.00 X -.036

   The Market Adjusted Value would be:

                    $43,512.00 = $42,000.00 - (-$1,512.00)

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                         -$756.00 = $21,000.00 X -.036

   The Market Adjusted Value of $21,000.00 would be:

                       $21,756.00 = $21,000.00 + $756.00

   Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

                                  APPENDIX B

          KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. Revocation

   Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Kemper Investors Life Insurance Company, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801, or call 1-800-621-5001.

B. Statutory Requirements

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 701/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 701/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. Rollovers and Direct Transfers for IRAs and SIMPLE IRAs

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. Contribution Limits and Allowance of Deduction for IRAs

   1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100 % of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a. The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns


                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $60,000-$ 70,000
                     2004................... $65,000-$ 75,000
                     2005................... $70,000-$ 80,000
                     2006................... $75,000-$ 85,000
                     2007 and thereafter.... $80,000-$100,000


Single Taxpayers


                   Taxable year beginning in: Phase-out range
                   -------------------------- ---------------
                      2003................... $40,000-$50,000
                      2004................... $45,000-$55,000
                      2005 and thereafter.... $50,000-$60,000


   The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

   5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 701/2 or thereafter.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.


   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. Tax Status of the Contract and Distributions for IRAs and SIMPLE IRAs

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. Required Distributions for IRAs and SIMPLE IRAs

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 701/2 (your 701/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 701/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 701/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. Roth IRAs

   1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

   2. We will apply to the IRS for opinion letters approving annuities as Roth IRAs. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

   3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. Eligibility and Contributions for Roth IRAs

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 701/2.

   2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100 % of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

      (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount", bears to

      (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. Rollovers, Transfers and Conversions to Roth IRAs

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. Income Tax Consequences of Roth IRAs

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. Tax on Excess Contributions

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. Tax on Premature Distributions


   There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 591/2. However, the tax on premature distributions does not apply generally:


      1. To amounts that are rolled over or transferred tax free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA Excise Tax Reporting

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. Borrowing

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. Reporting

   We will provide you with any reports required by the Internal Revenue
Service.

R. Estate Tax

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. Financial Disclosure for the Separate Account (Variable Account) and MVA Option.

   1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.50% per annum.

   2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year. If no values are in the Subaccounts, the charge will be assessed against Fixed Account Contract Value and Guarantee Period Value.

   3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading "Withdrawal Charge."

   Withdrawals, transfers and early annuitizations of Guarantee Period Value may be subject to a Market Value Adjustment as described in the prospectus under the heading "Market Value Adjustment."

   4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value and under the headings "Guarantee Periods of the MVA Option" and "Establishment of Guaranteed Interest Rates" for Guarantee Period Value.

   5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Kemper Investors Life Insurance Company.

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
    1.     $   994     14     17,854      27     43,160      40      80,321
    2.       2,018     15     19,475      28     45,539      41      83,816
    3.       3,083     16     21,143      29     47,990      42      87,415
    4.       4,190     17     22,862      30     50,514      43      91,122
    5.       5,342     18     24,633      31     53,114      44      94,940
    6.       6,539     19     26,457      32     55,792      45      98,873
    7.       7,783     20     28,335      33     58,551      46     102,924
    8.       9,077     21     30,270      34     61,392      47     107,096
    9.      10,434     22     32,262      35     64,318      48     111,394
   10.      11,832     23     34,315      36     67,333      49     115,820
   11.      13,271     24     36,429      37     70,437      50     120,379
   12.      14,754     25     38,607      38     73,635
   13.      16,281     26     40,849      39     76,929

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
    1.     $  994      14      1,573      27      2,310      40      3,393
    2.      1,024      15      1,620      28      2,379      41      3,494
    3.      1,065      16      1,669      29      2,451      42      3,599
    4.      1,107      17      1,719      30      2,524      43      3,707
    5.      1,151      18      1,771      31      2,600      44      3,818
    6.      1,197      19      1,824      32      2,678      45      3,933
    7.      1,245      20      1,878      33      2,758      46      4,051
    8.      1,294      21      1,935      34      2,841      47      4,172
    9.      1,357      22      1,993      35      2,926      48      4,298
   10.      1,398      23      2,053      36      3,014      49      4,426
   11.      1,440      24      2,114      37      3,105      50      4,559
   12.      1,483      25      2,178      38      3,198
   13.      1,527      26      2,243      39      3,294

--------
*Includesapplicable withdrawal charges.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003
--------------------------------------------------------------------------------

                         INDIVIDUAL AND GROUP VARIABLE,
                         FIXED AND MARKET VALUE ADJUSTED
                           DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------


                              ZURICH PREFERRED PLUS

                                    Issued By

                    KILICO Variable Annuity Separate Account

                                       and

                     KEMPER INVESTORS LIFE INSURANCE COMPANY

      HOME OFFICE: 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801
                                 (847) 874-4000

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2003. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                                 ---------------

                                TABLE OF CONTENTS


                                                                                   Page

          Services to the Separate Account......................................      1
          Performance Information of Subaccounts................................      1
          State Regulation......................................................      3
          Condensed Financial Information.......................................      4
          Experts...............................................................      4
          Financial Statements..................................................      4
          Report of Independent Accountants.....................................      5
          Financial Statements of the Separate Account..........................      6
          Report of Independent Accountants.....................................     40
          Financial Statements of  KILICO.......................................     41
          Appendix A Tables of Adjusted Accumulation Unit Values
           (reflecting current charges), Performance Information and Tax-Deferred
           Accumulation Table...................................................    A-1
          Appendix B State Premium Tax Chart....................................    B-1
          Appendix C Condensed Financial Information............................    C-1

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.


The independent accountants for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 2002, 2001 and 2000. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2002, 2001 and 2000.


The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.


KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to 6.25% of Purchase Payments. During 2002 and 2001, KILICO paid gross commissions of approximately $3.4 million and $1.2 million, respectively, to licensed insurance agents.


                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Scudder Bond Subaccount, the Scudder Fixed Income (formerly Investment Grade Bond), the Scudder Government Securities Subaccount, and the Scudder High Income (formerly Scudder High Yield) Subaccount, and "yield" and "effective yield" information may be provided in the case of the Scudder Money Market Subaccount #1 (the "Scudder Money Market Subaccount"). These various measures of performance are described below.


A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of recurring charges and fees applicable under the Contract to all Contract Owner accounts and the withdrawal charge applicable to this bonus contract based on the Owner's total withdrawal of the Subaccount. The redeemable value does not reflect the effect of premium taxes. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage carried to the nearest hundredth of one percent. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.


In general, there is no formula prescribed for calculating nonstandardized total return performance. However, consistent with comments of the staff of the Securities and Exchanges Commission, nonstandardized performance information will reflect deduction of the withdrawal charge applicable to this bonus contract. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Vvalue per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not reflect the effect of premium taxes. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage change in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.



Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, five and ten years, if applicable, and a period covering the time shares of the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved had they been held as Subaccounts within the Separate Account for the period quoted.

Nonstandardized total return may cover periods prior to the existence of certain share classes that are available under the Contract. Accordingly, for certain of the underlying Funds or Portfolios, nonstandardized performance figures reflect the historical performance of the Fund's or Portfolio's corresponding class of shares that does not have 12b-1 plan fees. The historical performance of these corresponding classes of shares has not been adjusted to reflect the deduction of the 12b-1 plan fees. If these fees were taken into consideration, the performance figures shown would be lower. In addition, for certain share classes that are available under the Contract, nonstandardized performance figures reflect only the historical performance of the relevant share class, even though the underlying Fund or Portfolio has been in existence for a longer period.

Performance information will be shown for periods from April 6, 1982 (inception) for the Scudder High Income (formerly Scudder High Yield) Subaccount, Scudder Money Market Subaccount, Scudder Total Return Subaccount and, for periods from December 9, 1983 (inception) for the Scudder Growth Subaccount. In addition, on that date the Scudder Government Securities Subaccount was added to the Separate Account to invest in the Scudder Government Securities Portfolio. For the Scudder Government Securities Subaccount, performance figures will reflect investment experience as if the Scudder Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Scudder Government Securities Portfolio.

The calculation of yield, current yield and effective yield does not normally reflect the effect of applicable withdrawal charges. However, as in nonstandardized total return, the Securities and Exchange Commission has determined that the calculation of yield, current yield and effective yield for a bonus annuity must reflect the applicable withdrawal charges.

The yield for the Scudder Bond Subaccount, the Scudder Fixed Income (formerly Investment Grade Bond), the Government Securities Subaccount, and the Scudder High Income (formerly Scudder High Yield) Subaccount, is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Scudder Bond Subaccount, the Scudder Fixed Income (formerly Investment Grade Bond), the Government Securities Subaccount, and the Scudder High Income (formerly Scudder High Yield) Subaccount, based upon the one month period ended March 31, 2003 were 1.11%, 2.25%, 0.37%, and 7.65%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:


                                      a -- b
                                      -----
                           YIELD = 2[( cd       +1)(6)--1]

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of premium taxes.


The Scudder Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the subaccount's portfolio are not included in the calculation. The yield for the seven-day period ended March 31, 2003 was -0.72% for the Scudder Money Market Subaccount. The average portfolio maturity was 58 days.

The Scudder Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) -- 1. The effective yield for the seven-day period ended March 31, 2003 was -0.72% for the Scudder Money Market Subaccount.


The calculation of current and effective yield does not include realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio, but does reflect the effect of all other recurring charges and fees applicable to this bonus contract and the applicable withdrawal charge.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. Redemptions within the first eight years after purchase may be subject to a withdrawal charge that ranges from 8% the first year to 0% after eight years. Standardized average annual total returns include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Standardized average annual total returns do not reflect the effect of any applicable premium tax. Yield, effective yield and nonstandardized total returns include the deduction of all expenses and fees except the effect of premium taxes that may be imposed upon the redemption of units and the prorated portion of the Records Maintenance Charge. Thus, nonstandardized total return figures may be higher than if these charges were deducted.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes described in the Prospectus. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, Morningstar, Inc., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.


The tables in Appendix A include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 2002. The Zurich Preferred Plus Contract was first offered to the public on May 1, 2001. Accordingly, performance shown for the periods from the inception of the Subaccounts to this date reflects the performance of Subaccounts, adjusted to reflect the current charges under the Contract that would have applied had they been in existence at the time. The standardized performance figures reflect the deduction of all expenses and fees, including the maximum MIAA charge, the Guaranteed Minimum Death Benefit rider charge, the Earnings Based Death Benefit rider, and a prorated portion of the Records Maintenance Charge. The nonstandardized performance figures reflect the deduction of all expenses and fees, including the current MIAA charge, the Guaranteed Minimum Death Benefit rider charge, and the Earnings Based Death Benefit rider charge, but excluding a prorated portion of the Records Maintenance Charge.


                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                         CONDENSED FINANCIAL INFORMATION


The tables in Appendix C list the Condensed Financial Information (the Accumulation Unit Values for accumulation units outstanding) for Contracts with optional benefits yielding Separate Account charges that fall between the highest and lowest Separate Account charges possible under the Contract as of December 31, 2002. Tables that represent the maximum and minimum Separate Account charges possible under the Contract appear in the Prospectus.


                                     EXPERTS


The consolidated balance sheets of KILICO as of December 31, 2002 and 2001, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, the statements of assets, liabilities and contract owners' equity of the KILICO Variable Annuity Separate Account as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for the periods indicated, have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.




                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for KILICO and the Separate Account. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contract offered by KILICO through the Separate Account.

                       Report of Independent Accountants

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company and
Contract Owners of the Kemper Investors Life Insurance Company
Variable Annuity Separate Account:

In our opinion, the accompanying statements of assets, liabilities and contract owners' equity and the related statements of operations and of changes in contract owners' equity present fairly, in all material respects, the financial position of the subaccounts of the Kemper Investors Life Insurance Company Variable Annuity Separate Account (which includes the following subaccounts:
Alger American Balanced, Alger American Growth, Alger American Leveraged AllCap, Alger American MidCap Growth, Alger American Small Capitalization, American Century VP Income & Growth, American Century VP Value, Credit Suisse Trust Emerging Markets, Credit Suisse Trust Global Post-Venture Capital, Dreyfus Socially Responsible Growth, Dreyfus I.P. Mid Cap Stock, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund, Fidelity VIP II Index 500, Templeton Developing Markets Securities, ING VP Emerging Markets, ING VP Natural Resources Trust, INVESCO VIF-Utilities, Janus Aspen Aggressive Growth, Janus Aspen Balanced, Janus Aspen Capital Appreciation, Janus Aspen Growth, Janus Aspen Growth and Income, Janus Aspen Worldwide Growth, J.P. Morgan Small Company, PIMCO Foreign Bond, PIMCO Low Duration, Scudder 21st Century Growth, Scudder Bond, Scudder Capital Growth, Scudder Global Discovery, Scudder Growth and Income, Scudder Health Sciences, Scudder International, Scudder Money Market (Scudder Variable Series I), Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Income, Scudder Horizon 10+, Scudder Horizon 20+, Scudder Horizon 5, Scudder International Select Equity, Scudder Investment Grade Bond, Scudder Money Market (Scudder Variable Series II), Scudder New Europe, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value + Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS Oak Strategic Equity and SVS Turner Mid-Cap Growth) at December 31, 2002 and the results of each of their operations and the changes in each of their contract owners' equity for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Kemper Investors Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of portfolio shares owned at December 31, 2002 with the underlying funds, provide a reasonable basis for our opinion.

Chicago, Illinois


February 24, 2003

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT
OWNERS' EQUITY

DECEMBER 31, 2002
(in thousands)

                                                                        The Alger American Fund
                                          -------------------------------------------------------------------------------------
                                                                                                                 Alger American
                                           Alger American   Alger American    Alger American   Alger American        Small
                                              Balanced          Growth       Leveraged AllCap   MidCap Growth    Capitalization
                                             Subaccount       Subaccount        Subaccount        Subaccount       Subaccount
                                          -------------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio
 funds, at current market value           $        90,038           15,061             48,717            7,528            3,314
Dividends and other receivables                         -                -                  -                -                2
                                          -------------------------------------------------------------------------------------

             Total assets                          90,038           15,061             48,717            7,528            3,316

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                            2                2                  -                2                -
                                          -------------------------------------------------------------------------------------

Contract owners' equity                   $        90,036           15,059             48,717            7,526            3,316
                                          =====================================================================================

Accumulation Period                       $        90,009           15,028             48,717            7,526            3,282
Annuity Period                                         27               31                  -                -               34
                                          -------------------------------------------------------------------------------------

Total Contract Owners' Equity             $        90,036           15,059             48,717            7,526            3,316
                                          =====================================================================================

Units Outstanding                                  10,165              445              9,225              383              174
                                          =====================================================================================

                                           American Century Variable Portfolios,
                                                           Inc.                                Credit Suisse Trust
                                          --------------------------------------    ------------------------------------------
                                           American Century                                                Credit Suisse Trust
                                             VP Income &      American Century      Credit Suisse Trust        Global Post-
                                                Growth            VP Value           Emerging Markets        Venture Capital
                                              Subaccount         Subaccount             Subaccount              Subaccount
                                          --------------------------------------    ------------------------------------------
ASSETS

Investments in underlying portfolio funds,
 at current market value                             14,725               23,974                 19,372                 11,395
Dividends and other receivables                           8                   22                      -                      -
                                          --------------------------------------    ------------------------------------------

             Total assets                            14,733               23,996                 19,372                 11,395

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                              6                   15                     24                      -
                                          --------------------------------------    ------------------------------------------

Contract owners' equity                              14,727               23,981                 19,348                 11,395
                                          ======================================    ==========================================

Accumulation Period                                  14,711               23,945                 19,335                 11,394
Annuity Period                                           16                   36                     13                      1
                                          --------------------------------------    ------------------------------------------

Total Contract Owners' Equity                        14,727               23,981                 19,348                 11,395
                                          ======================================    ==========================================

Units Outstanding                                     2,918                3,642                  2,581                  1,990
                                          ======================================    ==========================================

                                              The Dreyfus
                                                Socially            Dreyfus
                                               Responsible         Investment
                                            Growth Fund, Inc.      Portfolios
                                           -------------------------------------
                                             Dreyfus Socially
                                               Responsible      Dreyfus I.P. Mid
                                                 Growth            Cap Stock
                                               Subaccount          Subaccount
                                           -------------------------------------
ASSETS

Investments in underlying portfolio
 funds, at current market value                        11,680            100,874
Dividends and other receivables                             -                  -
                                           -------------------------------------

             Total assets                              11,680            100,874

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                1                  -
                                           -------------------------------------

Contract owners' equity                                11,679            100,874
                                           =====================================

Accumulation Period                                    11,667            100,757
Annuity Period                                             12                117
                                           -------------------------------------

Total Contract Owners' Equity                          11,679            100,874
                                           =====================================

Units Outstanding                                       1,731             10,438
                                           =====================================

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT
OWNERS' EQUITY

DECEMBER 31, 2002
(in thousands)

                                                     Fidelity Variable Insurance
                                                           Products Fund              Fidelity Variable Insurance Products Fund II
                                                   ---------------------------------------------------------------------------------
                                                     Fidelity VIP   Fidelity VIP  Fidelity VIP II  Fidelity VIP II  Fidelity VIP II
                                                     Equity Income     Growth      Asset Manager     Contrafund        Index 500
                                                      Subaccount     Subaccount     Subaccount       Subaccount        Subaccount
                                                   ---------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                       44,979        53,804            5,884           54,039            97,675
Dividends and other receivables                                  -             -                1               30                 -
                                                   ---------------------------------------------------------------------------------

             Total assets                                   44,979        53,804            5,885           54,069            97,675

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                    45             7                1               15                11
                                                   ---------------------------------------------------------------------------------

Contract owners' equity                                     44,934        53,797            5,884           54,054            97,664
                                                   =================================================================================

Accumulation Period                                         44,861        53,729            5,642           53,953            97,312
Annuity Period                                                  73            68              242              101               352
                                                   ---------------------------------------------------------------------------------

Total Contract Owners' Equity                               44,934        53,797            5,884           54,054            97,664
                                                   =================================================================================

Units Outstanding                                            1,845         1,600              292            2,401               940
                                                   =================================================================================

                                                   Franklin Templeton                                              INVESCO Variable
                                                   Variable Insurance     ING VP Emerging      ING VP Natural     Investment Funds,
                                                     Products Trust     Markets Fund, Inc.    Resources Trust            Inc.
                                                   ------------------   ------------------   ------------------   ------------------
                                                        Templeton
                                                       Developing        ING VP  Emerging      ING VP Natural        INVESCO VIF-
                                                   Markets Securities   Markets Fund, Inc.    Resources Trust          Utilities
                                                       Subaccount           Subaccount           Subaccount           Subaccount
                                                   ------------------   ------------------   ------------------   ------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                              29                5,246                3,033                8,747
Dividends and other receivables                                     -                    3                    -                    -
                                                   ------------------   ------------------   ------------------   ------------------

             Total assets                                          29                5,249                3,033                8,747

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                        -                   13                    -                    -
                                                   ------------------   ------------------   ------------------   ------------------

Contract owners' equity                                            29                5,236                3,033                8,747
                                                   ==================   ==================   ==================   ==================

Accumulation Period                                                29                5,203                3,033                8,747
Annuity Period                                                      -                   33                    -                    -
                                                   ------------------   ------------------   ------------------   ------------------

Total Contract Owners' Equity                                      29                5,236                3,033                8,747
                                                   ==================   ==================   ==================   ==================

Units Outstanding                                                   3                  807                  242                1,638
                                                   ==================   ==================   ==================   ==================

                                                                                   Janus Aspen Series
                                                   ---------------------------------------------------------------------------------
                                                                                                Janus Aspen
                                                       Janus Aspen          Janus Aspen           Capital             Janus Aspen
                                                    Aggressive Growth         Balanced          Appreciation            Growth
                                                        Subaccount           Subaccount          Subaccount           Subaccount
                                                   ---------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                          56,680              141,595                1,356              110,057
Dividends and other receivables                                     -                  223                    -                    3
                                                   ---------------------------------------------------------------------------------

             Total assets                                      56,680              141,818                1,356              110,060

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                       14                    9                    -                   39
                                                   ---------------------------------------------------------------------------------

Contract owners' equity                                        56,666              141,809                1,356              110,021
                                                   =================================================================================

Accumulation Period                                            56,625              140,722                1,356              109,817
Annuity Period                                                     41                1,087                    -                  204
                                                   ---------------------------------------------------------------------------------

Total Contract Owners' Equity                                  56,666              141,809                1,356              110,021
                                                   =================================================================================

Units Outstanding                                               3,312                5,660                  193                9,555
                                                   =================================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT
OWNERS' EQUITY

DECEMBER 31, 2002
(in thousands)

                                                                                              J.P. Morgan
                                                             Janus Aspen Series             Series Trust II
                                                     ----------------------------------     -----------------
                                                       Janus Aspen
                                                        Growth and       Janus Aspen         JP Morgan Small
                                                          Income       Worldwide Growth          Company
                                                        Subaccount        Subaccount           Subaccount
                                                     ----------------------------------     -----------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                       43,037              134,037                 8,264
Dividends and other receivables                                  3                    2                     1
                                                     ----------------------------------     -----------------

             Total assets                                   43,040              134,039                 8,265

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                     -                    8                     -
                                                     ----------------------------------     -----------------

Contract owners' equity                                     43,040              134,031                 8,265
                                                     ==================================     =================

Accumulation Period                                         42,968              133,743                 8,251
Annuity Period                                                  72                  288                    14
                                                     ----------------------------------     -----------------

Total Contract Owners' Equity                               43,040              134,031                 8,265
                                                     ==================================     =================

Units Outstanding                                            3,720                5,892                   800
                                                     ==================================     =================

                                                       PIMCO Variable Insurance Trust
                                                     ----------------------------------
                                                       PIMCO Foreign     PIMCO Low
                                                            Bond          Duration
                                                         Subaccount      Subaccount
                                                     ----------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                              210              231
Dividends and other receivables                                      -                -
                                                     ----------------------------------

             Total assets                                          210              231

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                         -                -
                                                     ----------------------------------

Contract owners' equity                                            210              231
                                                     ==================================

Accumulation Period                                                210              231
Annuity Period                                                       -                -
                                                     ----------------------------------

Total Contract Owners' Equity                                      210              231
                                                     ==================================

Units Outstanding                                                   18               19
                                                     ==================================

                                                                             Scudder Variable Series I
                                                    ------------------------------------------------------------------------------
                                                      Scudder 21st                           Scudder Capital       Scudder Global
                                                    Century Growth       Scudder Bond            Growth              Discovery
                                                       Subaccount         Subaccount            Subaccount           Subaccount
                                                    ------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                       20,833               17,198                36,569               64,169
Dividends and other receivables                                  -                    -                     -                    2
                                                    ------------------------------------------------------------------------------

             Total assets                                   20,833               17,198                36,569               64,171

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                     -                    -                     -                    -
                                                    ------------------------------------------------------------------------------

Contract owners' equity                                     20,833               17,198                36,569               64,171
                                                    ==============================================================================

Accumulation Period                                         20,833               17,198                36,559               64,146
Annuity Period                                                   -                    -                    10                   25
                                                    ------------------------------------------------------------------------------

Total Contract Owners' Equity                               20,833               17,198                36,569               64,171
                                                    ==============================================================================

Units Outstanding                                            5,790                2,214                 5,041                7,117
                                                    ==============================================================================

                                                                                 Scudder Variable Series I
                                                   -------------------------------------------------------------------------------
                                                    Scudder Growth      Scudder Health          Scudder            Scudder Money
                                                      and Income           Sciences          International             Market
                                                      Subaccount          Subaccount           Subaccount            Subaccount
                                                   -------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                       37,291               49,863                83,411                   30
Dividends and other receivables                                  -                    -                     3                    -
                                                   -------------------------------------------------------------------------------

             Total assets                                   37,291               49,863                83,414                   30

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                     -                    -                     5                    -
                                                   -------------------------------------------------------------------------------

Contract owners' equity                                     37,291               49,863                83,409                   30
                                                   ===============================================================================

Accumulation Period                                         37,291               49,863                83,330                   30
Annuity Period                                                   -                    -                    79                    -
                                                   -------------------------------------------------------------------------------

Total Contract Owners' Equity                               37,291               49,863                83,409                   30
                                                   ===============================================================================

Units Outstanding                                            5,766                6,232                12,444                    3
                                                   ===============================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT
OWNERS' EQUITY

DECEMBER 31, 2002
(in thousands)

                                                                              Scudder Variable Series II
                                                    ----------------------------------------------------------------------------
                                                         Scudder                                   Scudder         Scudder Global
                                                    Aggressive Growth    Scudder Blue Chip    Contrarian Value       Blue Chip
                                                        Subaccount            Subaccount          Subaccount         Subaccount
                                                    ----------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                          27,890               78,109             113,614            22,865
Dividends and other receivables                                     -                    -                  15                 -
                                                    ----------------------------------------------------------------------------

             Total assets                                      27,890               78,109             113,629            22,865

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                        -                    7                  32                 -
                                                    ----------------------------------------------------------------------------

Contract owners' equity                                        27,890               78,102             113,597            22,865
                                                    ============================================================================

Accumulation Period                                            27,890               78,014             113,279            22,861
Annuity Period                                                      -                   88                 318                 4
                                                    ----------------------------------------------------------------------------

Total Contract Owners' Equity                                  27,890               78,102             113,597            22,865
                                                    ============================================================================

Units Outstanding                                               4,070               16,215              35,977             2,745
                                                    ============================================================================

                                                                             Scudder Variable Series II
                                                    -------------------------------------------------------------------------
                                                        Scudder                                                 Scudder
                                                      Government                         Scudder High    International Select
                                                      Securities      Scudder Growth        Income              Equity
                                                      Subaccount        Subaccount        Subaccount          Subaccount
                                                    -------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                     237,393            178,929           179,654                 75,036
Dividends and other receivables                                 -                  1                40                     20
                                                    -------------------------------------------------------------------------

             Total assets                                 237,393            178,930           179,694                 75,056

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                   30                 87                22                      9
                                                    -------------------------------------------------------------------------

Contract owners' equity                                   237,363            178,843           179,672                 75,047
                                                    =========================================================================

Accumulation Period                                       236,662            177,440           178,313                 74,751
Annuity Period                                                701              1,403             1,359                    296
                                                    -------------------------------------------------------------------------

Total Contract Owners' Equity                             237,363            178,843           179,672                 75,047
                                                    =========================================================================

Units Outstanding                                          50,525             54,587            40,754                 36,850
                                                    =========================================================================

                                                                 Scudder Variable Series II
                                                    -------------------------------------------------------
                                                          Scudder
                                                      Investment Grade      Scudder Money      Scudder New
                                                            Bond               Market             Europe
                                                         Subaccount          Subaccount         Subaccount
                                                    -------------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                           99,494            306,169                 -
Dividends and other receivables                                      -                167                 -
                                                    -------------------------------------------------------

             Total assets                                       99,494            306,336                 -

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                        12                 25                 -
                                                    -------------------------------------------------------

Contract owners' equity                                         99,482            306,311                 -
                                                    =======================================================

Accumulation Period                                             99,241            304,968                 -
Annuity Period                                                     241              1,343                 -
                                                    -------------------------------------------------------

Total Contract Owners' Equity                                   99,482            306,311                 -
                                                    =======================================================

Units Outstanding                                               17,704             54,362                 -
                                                    =======================================================

                                                                 Scudder Variable Series II
                                                    -----------------------------------------------------
                                                                                                Scudder
                                                    Scudder Small      Scudder Strategic      Technology
                                                      Cap Growth             Income             Growth
                                                      Subaccount           Subaccount         Subaccount
                                                    -----------------------------------------------------
ASSETS

Investments in underlying portfolio funds, at
 current market value                                      100,134                 24,572         145,612
Dividends and other receivables                                  5                      1              12
                                                    -----------------------------------------------------

             Total assets                                  100,139                 24,573         145,624

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                                    14                      -               -
                                                    -----------------------------------------------------

Contract owners' equity                                    100,125                 24,573         145,624
                                                    =====================================================

Accumulation Period                                         99,950                 24,521         145,579
Annuity Period                                                 175                     52              45
                                                    -----------------------------------------------------

Total Contract Owners' Equity                              100,125                 24,573         145,624
                                                    =====================================================

Units Outstanding                                           45,002                  2,400          28,007
                                                    =====================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 2002
(IN THOUSANDS)

                                                                          Scudder Variable Series II
                                           ---------------------------------------------------------------------------------------
                                                                                 SVS Dreman
                                            Scudder Total       SVS Davis        Financial       SVS Dreman High      SVS Dreman
                                               Return         Venture Value       Services        Return Equity    Small Cap Value
                                             Subaccount        Subaccount        Subaccount        Subaccount          Subaccount
                                           ---------------------------------------------------------------------------------------
ASSETS

Investments in underlying portfolio
 funds, at current market value                    416,331           113,301            56,572           316,952           149,098
Dividends and other receivables                         59                 2                 -                 1                 -
                                           ---------------------------------------------------------------------------------------

             Total assets                          416,390           113,303            56,572           316,953           149,098

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                           364                 -                 -                 -                45
                                           ---------------------------------------------------------------------------------------

Contract owners' equity                            416,026           113,303            56,572           316,953           149,053
                                           =======================================================================================

Accumulation Period                                412,677           113,250            56,565           316,767           148,881
Annuity Period                                       3,349                53                 7               186               172
                                           ---------------------------------------------------------------------------------------

Total Contract Owners' Equity                      416,026           113,303            56,572           316,953           149,053
                                           =======================================================================================

Units Outstanding                                   83,840            14,493             5,697            33,048            43,904
                                           =======================================================================================

                                                                Scudder Variable Series II
                                           ---------------------------------------------------------------------
                                              SVS Eagle
                                            Focused Large    SVS Focus Value                       SVS INVESCO
                                             Cap Growth         + Growth        SVS Index 500    Dynamic Growth
                                             Subaccount        Subaccount         Subaccount       Subaccount
                                           ---------------------------------------------------------------------
ASSETS

Investments in underlying portfolio
 funds, at current market value                     40,566            39,176           146,427            18,257
Dividends and other receivables                          -                25                 1                 -
                                           ---------------------------------------------------------------------

             Total assets                           40,566            39,201           146,428            18,257

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                             -                 7                 -                 -
                                           ---------------------------------------------------------------------

Contract owners' equity                             40,566            39,194           146,428            18,257
                                           =====================================================================

Accumulation Period                                 40,566            38,934           146,417            18,257
Annuity Period                                           -               260                11                 -
                                           ---------------------------------------------------------------------

Total Contract Owners' Equity                       40,566            39,194           146,428            18,257
                                           =====================================================================

Units Outstanding                                    6,095            16,459            23,118             3,074
                                           =====================================================================

                                                                Scudder Variable Series II
                                           ---------------------------------------------------------------------
                                              SVS Janus         SVS Janus          SVS Oak         SVS Turner
                                             Growth and          Growth           Strategic          Mid-Cap
                                               Income         Opportunities        Equity            Growth
                                             Subaccount         Subaccount       Subaccount        Subaccount
                                           ---------------------------------------------------------------------
ASSETS

Investments in underlying portfolio
 funds, at current market value                    105,210            75,716            31,408            46,432
Dividends and other receivables                          -                 -                 -                 -
                                           ---------------------------------------------------------------------

             Total assets                          105,210            75,716            31,408            46,432

LIABILITIES AND CONTRACT OWNERS' EQUITY

Liabilities - Other payables                             2                 -                 -                 -
                                           ---------------------------------------------------------------------
Contract owners' equity                            105,208            75,716            31,408            46,432
                                           =====================================================================

Accumulation Period                                105,145            75,712            31,408            46,432
Annuity Period                                          63                 4                 -                 -
                                           ---------------------------------------------------------------------
Total Contract Owners' Equity                      105,208            75,716            31,408            46,432
                                           =====================================================================
Units Outstanding                                   17,677            17,795             7,019             7,947
                                           =====================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                                The Alger American Fund
                                             --------------------------------------------------------------------------------------
                                                                                 Alger American                      Alger American
                                             Alger American    Alger American       Leveraged      Alger American        Small
                                                Balanced           Growth            AllCap         MidCap Growth    Capitalization
                                               Subaccount        Subaccount        Subaccount       Subaccount          Subaccount
                                             --------------------------------------------------------------------------------------
REVENUE

Dividend income                              $        1,545                 8                 5                 -                 -

EXPENSES

Mortality and expense risk charges                    1,275               244               853                93                48
                                             --------------------------------------------------------------------------------------
Net investment income (loss)                            270              (236)             (848)              (93)              (48)
                                             --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of
 investments                                         (1,724)           (5,922)          (10,217)             (517)             (580)
Change in unrealized appreciation
 (depreciation) of investments                      (12,083)           (1,809)          (15,593)           (1,930)             (478)
                                             --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                        (13,807)           (7,731)          (25,810)           (2,447)           (1,058)
                                             --------------------------------------------------------------------------------------
Net increase (decrease) in contract
 owners' equity resulting from operations    $      (13,537)           (7,967)          (26,658)           (2,540)           (1,106)
                                             ======================================================================================

                                                 American Century Variable
                                                      Portfolios, Inc.                 Credit Suisse Trust
                                             --------------------------------    --------------------------------
                                                American                                           Credit Suisse
                                               Century VP         American       Credit Suisse      Trust Global
                                                Income &          Century        Trust Emerging     Post-Venture
                                                 Growth           VP Value          Markets            Capital
                                               Subaccount        Subaccount        Subaccount        Subaccount
                                             --------------------------------    --------------------------------
REVENUE

Dividend income                                          53             1,638                41                 -

EXPENSES

Mortality and expense risk charges                       87               367               281               189
                                             --------------------------------    --------------------------------
Net investment income (loss)                            (34)            1,271              (240)             (189)
                                             --------------------------------    --------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of
 investments                                         (1,032)           (1,707)           (3,126)           (3,595)
Change in unrealized appreciation
 (depreciation) of investments                         (154)           (4,403)             (155)           (2,109)
                                             --------------------------------    --------------------------------
Net realized and unrealized gain (loss) on
 investments                                         (1,186)           (6,110)           (3,281)           (5,704)
                                             --------------------------------    --------------------------------
Net increase (decrease) in contract
 owners' equity resulting from operations            (1,220)           (4,839)           (3,521)           (5,893)
                                             ================================    ================================

                                               The Dreyfus
                                                Socially            Dreyfus
                                               Repsonsible         Variable
                                               Growth Fund,       Investment
                                                   Inc.              Fund
                                             --------------------------------
                                                Dreyfus
                                                Socially            Dreyfus
                                               Responsible         I.P. Mid
                                                 Growth            Cap Stock
                                               Subaccount         Subaccount
                                             --------------------------------
REVENUE

Dividend income                                          31               303

EXPENSES

Mortality and expense risk charges                      188             1,408
                                             --------------------------------
Net investment income (loss)                           (157)           (1,105)
                                             --------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of
 investments                                         (3,019)           (1,459)
Change in unrealized appreciation
 (depreciation) of investments                       (1,822)          (13,674)
                                             --------------------------------
Net realized and unrealized gain (loss) on
 investments                                         (4,841)          (15,133)
                                             --------------------------------
Net increase (decrease) in contract
 owners' equity resulting from operations            (4,998)          (16,238)
                                             ================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                           Fidelity Variable Insurance
                                                  Products Fund                Fidelity Variable Insurance Products Fund II
                                         --------------------------------------------------------------------------------------
                                                                               Fidelity           Fidelity         Fidelity
                                          Fidelity VIP      Fidelity VIP        VIP II             VIP II           VIP II
                                          Equity Income       Growth         Asset Manager       Contrafund        Index 500
                                           Subaccount       Subaccount         Subaccount        Subaccount        Subaccount
                                         --------------------------------------------------------------------------------------
REVENUE

Dividend income                                   1,918               171               264               493             1,517

EXPENSES

Mortality and expense risk charges                  650               878                85               781             1,454
                                         --------------------------------------------------------------------------------------
Net investment income (loss)                      1,268              (707)              179              (288)               63
                                         --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                     (5,414)          (21,392)           (1,015)           (6,546)          (20,822)
Change in unrealized appreciation
 (depreciation) of investments                   (6,231)           (3,782)               67              (130)           (9,476)
                                         --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                 (11,645)          (25,174)             (948)           (6,676)          (30,298)
                                         --------------------------------------------------------------------------------------
Net increase (decrease) in contract
 owners' equity resulting from
 operations                                     (10,377)          (25,881)             (769)           (6,964)          (30,235)
                                         ======================================================================================

                                             Franklin
                                             Templeton          ING VP                             INVESCO
                                              Variable         Emerging       ING VP Natural      Variable
                                             Insurance       Markets Fund,      Resources        Investment
                                           Products Trust        Inc.             Trust          Funds, Inc.
                                           --------------   --------------    --------------    --------------
                                              Templeton         ING VP
                                             Developing        Emerging
                                               Markets       Markets Fund,    ING VP Natural       INVESCO
                                             Securities          Inc.         Resources Trust   VIF-Utilities
                                             Subaccount       Subaccount        Subaccount        Subaccount
                                           --------------   --------------    --------------    --------------
REVENUE

Dividend income                                         -                -                 6                46

EXPENSES

Mortality and expense risk charges                      -               76                41               118
                                           --------------   --------------    --------------    --------------

Net investment income (loss)                            -              (76)              (35)              (72)
                                           --------------   --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                            -           (1,282)             (236)             (604)
Change in unrealized appreciation
 (depreciation) of investments                          -              600               132            (1,356)
                                           --------------   --------------    --------------    --------------

Net realized and unrealized gain (loss)
 on investments                                         -             (682)             (104)           (1,960)
                                           --------------   --------------    --------------    --------------

Net increase (decrease) in contract
 owners' equity resulting from
 operations                                             -             (758)             (139)           (2,032)
                                           ==============   ==============    ==============    ==============

                                                                  Janus Aspen Series
                                           --------------------------------------------------------------------
                                             Janus Aspen                        Janus Aspen
                                             Aggressive        Janus Aspen        Capital         Janus Aspen
                                               Growth           Balanced        Appreciation        Growth
                                             Subaccount        Subaccount        Subaccount        Subaccount
                                           --------------------------------------------------------------------
REVENUE

Dividend income                                         -             3,698                10                 -

EXPENSES

Mortality and expense risk charges                    823             1,970                24             1,943
                                           --------------------------------------------------------------------

Net investment income (loss)                         (823)            1,728               (14)           (1,943)
                                           --------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                      (45,198)          (10,277)             (381)          (58,656)
Change in unrealized appreciation
 (depreciation) of investments                     23,096            (3,888)               66            13,071
                                           --------------------------------------------------------------------

Net realized and unrealized gain (loss)
 on investments                                   (22,102)          (14,165)             (315)          (45,585)
                                           --------------------------------------------------------------------

Net increase (decrease) in contract
 owners' equity resulting from
 operations                                       (22,925)          (12,437)             (329)          (47,528)
                                           ====================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                                 J.P. Morgan
                                                                                   Series
                                                  Janus Aspen Series              Trust II        PIMCO Variable Insurance Trust
                                           --------------------------------    --------------    -------------------------------
                                             Janus Aspen       Janus Aspen       JP Morgan
                                             Growth and         Worldwide          Small          PIMCO Foreign      PIMCO Low
                                               Income            Growth           Company             Bond            Duration
                                             Subaccount        Subaccount        Subaccount        Subaccount        Subaccount
                                           --------------------------------    --------------    -------------------------------
REVENUE

Dividend income                                       451             1,484                23                13               10

EXPENSES

Mortality and expense risk charges                    797             2,189               156                 5                3
                                           --------------------------------    --------------    -------------------------------
Net investment income (loss)                         (346)             (705)             (133)                8                7
                                           --------------------------------    --------------    -------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                       (3,292)          (40,937)           (1,763)               10                3
Change in unrealized appreciation
 (depreciation) of investments                    (11,247)          (11,177)           (1,417)                2                4
                                           --------------------------------    --------------    -------------------------------
Net realized and unrealized gain (loss)
 on investments                                   (14,539)          (52,114)           (3,180)               12                7
                                           --------------------------------    --------------    -------------------------------
Net increase (decrease) in contract
 owners' equity resulting from
 operations                                       (14,885)          (52,819)           (3,313)               20               14
                                           ================================    ==============    ===============================

                                                                 Scudder Variable Series I
                                           --------------------------------------------------------------------
                                                                                   Scudder
                                            Scudder 21st                           Capital       Scudder Global
                                           Century Growth     Scudder Bond          Growth          Discovery
                                             Subaccount        Subaccount         Subaccount       Subaccount
                                           --------------------------------------------------------------------
REVENUE

Dividend income                                         -               973               143                 -

EXPENSES

Mortality and expense risk charges                    334               219               591               994
                                           --------------------------------------------------------------------
Net investment income (loss)                         (334)              754              (448)             (994)
                                           --------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                       (3,006)             (142)           (4,866)           (4,706)
Change in unrealized appreciation
 (depreciation) of investments                    (10,296)              425           (10,389)          (11,367)
                                           --------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                   (13,302)              283           (15,255)          (16,073)
                                           --------------------------------------------------------------------
Net increase (decrease) in contract
 owners' equity resulting from
 operations                                       (13,636)            1,037           (15,703)          (17,067)
                                           ====================================================================

                                                                 Scudder Variable Series I
                                           --------------------------------------------------------------------
                                           Scudder Growth    Scudder Health       Scudder        Scudder Money
                                             and Income         Sciences       International        Market
                                             Subaccount        Subaccount        Subaccount       Subaccount
                                           --------------------------------------------------------------------
REVENUE

Dividend income                                       430                 -               727                 -

EXPENSES

Mortality and expense risk charges                    599               711             1,322                 -
                                           --------------------------------------------------------------------
Net investment income (loss)                         (169)             (711)             (595)                -
                                           --------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain (loss) on sale of
 investments                                       (4,502)           (1,491)          (11,981)                -
Change in unrealized appreciation
 (depreciation) of investments                     (7,635)          (12,243)           (1,962)                -
                                           --------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                   (12,137)          (13,734)          (13,943)                -
                                           --------------------------------------------------------------------
Net increase (decrease) in contract
 owners' equity resulting from
 operations                                       (12,306)          (14,445)          (14,538)                -
                                           ====================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                               Scudder Variable Series II
                              ---------------------------------------------------------------------------------------------
                                Scudder                    Scudder      Scudder        Scudder                   Scudder
                              Aggressive     Scudder      Contrarian     Global       Government    Scudder        High
                                Growth      Blue Chip        Value      Blue Chip     Securities     Growth       Income
                              Subaccount    Subaccount    Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
                              ---------------------------------------------------------------------------------------------
REVENUE

Dividend income                       154          349          1,898            148        6,147           -        17,861

EXPENSES

Mortality and
 expense risk charges                 459        1,251          1,726            325        2,656       3,017         2,336
                              ---------------------------------------------------------------------------------------------

Net investment
 income (loss)                       (305)        (902)           172           (177)       3,491      (3,017)       15,525
                              ---------------------------------------------------------------------------------------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS

Net realized gain (loss)
 on sale of investments            (8,938)      (4,896)        (5,313)        (1,894)       2,549     (85,980)      (27,655)

Change in unrealized
 appreciation
 (depreciation) of
 investments                       (4,144)     (18,545)       (18,105)        (2,234)       6,173       1,769        10,241
                              ---------------------------------------------------------------------------------------------

Net realized and
 unrealized gain (loss)
 on investments                   (13,082)     (23,441)       (23,418)        (4,128)       8,722     (84,211)      (17,414)
                              ---------------------------------------------------------------------------------------------

Net increase
 (decrease) in contract
 owners' equity resulting
 from operations                  (13,387)     (24,343)       (23,246)        (4,305)      12,213     (87,228)       (1,889)
                              =============================================================================================

                                                          Scudder Variable Series II
                              ----------------------------------------------------------------------------------
                                  Scudder       Scudder                                  Scudder      Scudder
                               International   Investment     Scudder       Scudder       Small      Strategic
                               Select Equity   Grade Bond   Money Market   New Europe   Cap Growth     Income
                                Subaccount     Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
                              ----------------------------------------------------------------------------------
REVENUE

Dividend income                           312        2,569          4,956          180           -           411

EXPENSES

Mortality and
 expense risk charges                     888        1,142          4,288          220       1,615           259
                              ----------------------------------------------------------------------------------
Net investment
 income (loss)                           (576)       1,427            668          (40)     (1,615)          152
                              ----------------------------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS

Net realized gain (loss)
 on sale of investments               (22,137)         470              -       (6,124)    (54,429)          381

Change in unrealized
 appreciation
 (depreciation) of
 investments                           12,519        3,597              -        1,325       1,841         1,226
                              ----------------------------------------------------------------------------------

Net realized and
 unrealized gain (loss)
 on investments                        (9,618)       4,067              -       (4,799)    (52,588)        1,607
                              ----------------------------------------------------------------------------------

Net increase
 (decrease) in contract
 owners' equity resulting
 from operations                      (10,194)       5,494            668       (4,839)    (54,203)        1,759
                              ==================================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                          Scudder Variable Series II
                                                      ------------------------------------------------------------------
                                                                                                              SVS Dreman
                                                        Scudder      Scudder      SVS Davis    SVS Dreman       High
                                                      Technology      Total        Venture      Financial       Return
                                                        Growth        Return        Value        Services       Equity
                                                      Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                                                      ------------------------------------------------------------------
REVENUE

Dividend income                                              197        14,184           149           474         4,158

EXPENSES

Mortality and expense risk charges                         2,424         6,397         1,542           815         4,556
                                                      ------------------------------------------------------------------

Net investment income (loss)                              (2,227)        7,787        (1,393)         (341)         (398)
                                                      ------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of investments          (28,246)      (67,376)       (2,338)          580        (1,747)
 Change in unrealized appreciation (depreciation) of
 investments                                             (54,303)      (29,917)      (17,214)       (6,584)      (71,516)
                                                      ------------------------------------------------------------------

Net realized and unrealized gain (loss) on
 investments                                             (82,549)      (97,293)      (19,552)       (6,004)      (73,263)
                                                      ------------------------------------------------------------------

Net increase (decrease) in contract owners' equity
 resulting from operations                               (84,776)      (89,506)      (20,945)       (6,345)      (73,661)
                                                      ==================================================================

                                                                           Scudder Variable Series II
                                                       -------------------------------------------------------------------
                                                                     SVS Eagle
                                                       SVS Dreman     Focused      SVS Focus                   SVS INVESCO
                                                       Small Cap        Large        Value       SVS Index       Dynamic
                                                         Value       Cap Growth     + Growth        500          Growth
                                                       Subaccount    Subaccount    Subaccount    Subaccount     Subaccount
                                                       -------------------------------------------------------------------
REVENUE

Dividend income                                               539             -           254           799              -

EXPENSES

Mortality and expense risk charges                          2,054           595           629         2,161            274
                                                       -------------------------------------------------------------------

Net investment income (loss)                               (1,515)         (595)         (375)       (1,362)          (274)
                                                       -------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of investments             3,050        (3,402)       (7,198)      (11,328)        (1,184)
 Change in unrealized appreciation (depreciation) of
 investments                                              (28,127)      (11,050)       (7,620)      (30,105)        (6,540)
                                                       -------------------------------------------------------------------

Net realized and unrealized gain (loss) on
 investments                                              (25,077)      (14,452)      (14,818)      (41,433)        (7,724)
                                                       -------------------------------------------------------------------

Net increase (decrease) in contract owners' equity
 resulting from operations                                (26,592)      (15,047)      (15,193)      (42,795)        (7,998)
                                                       ===================================================================

                                                                    Scudder Variable Series II
                                                      -------------------------------------------------------
                                                      SVS Janus       SVS Janus       SVS Oak      SVS Turner
                                                      Growth and       Growth        Strategic       Mid-Cap
                                                        Income      Opportunities      Equity        Growth
                                                      Subaccount     Subaccount      Subaccount    Subaccount
                                                      -------------------------------------------------------
REVENUE

Dividend income                                              694                -             -

EXPENSES

Mortality and expense risk charges                         1,578            1,200           488           677
                                                      -------------------------------------------------------

Net investment income (loss)                                (884)          (1,200)         (488)         (677)
                                                      -------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain (loss) on sale of investments           (5,257)          (6,881)       (3,441)       (2,235)
 Change in unrealized appreciation (depreciation) of
 investments                                             (21,939)         (25,884)      (15,438)      (17,485)
                                                      -------------------------------------------------------

Net realized and unrealized gain (loss) on
 investments                                             (27,196)         (32,765)      (18,879)      (19,720)
                                                      -------------------------------------------------------

Net increase (decrease) in contract owners' equity
 resulting from operations                               (28,080)         (33,965)      (19,367)      (20,397)
                                                      =======================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                            The Alger American Fund
                                                      ------------------------------------------------------------------
                                                                                  Alger        Alger
                                                         Alger        Alger      American     American    Alger American
                                                       American     American    Leveraged      MidCap         Small
                                                       Balanced      Growth       AllCap       Growth     Capitalization
                                                      Subaccount   Subaccount   Subaccount   Subaccount     Subaccount
                                                      ------------------------------------------------------------------
OPERATIONS

Net investment Income (loss)                          $      270         (236)        (848)         (93)             (48)

Net realized gain (loss) on sale of Investments           (1,724)      (5,922)     (10,217)        (517)            (580)

Change in unrealized appreciation (depreciation) of
 investments                                             (12,083)      (1,809)     (15,593)      (1,930)            (478)
                                                      ------------------------------------------------------------------

      Net increase (decrease) in contract owners'
       equity resulting from operations                  (13,537)      (7,967)     (26,658)      (2,540)          (1,106)
                                                      ------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                       15,601        3,549       10,314        3,483            1,421
Net transfer (to) from affiliate and subaccounts           8,194         (866)      (5,513)       2,186             (325)
Payments for redemptions                                  (3,984)      (1,434)      (2,632)        (470)            (307)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                           (257)         (24)        (182)          (8)              (6)
Annuity payout reserve adjustment                             (2)          (1)           -            -                2
                                                      ------------------------------------------------------------------

      Net increase (decrease) from contract owners'
       equity transactions                                19,552        1,224        1,987        5,191              785
                                                      ------------------------------------------------------------------

Total increase (decrease) in contract owners' equity       6,015       (6,743)     (24,671)       2,651             (321)

CONTRACT OWNERS' EQUITY

Beginning of period                                       84,021       21,802       73,388        4,875            3,637
                                                      ------------------------------------------------------------------

End of period                                         $   90,036       15,059       48,717        7,526            3,316
                                                      ==================================================================

                                                                                                         The Dreyfus
                                                                                                          Socially
                                                            American                                     Responsible     Dreyfus
                                                        Century Variable                                    Growth     Investment
                                                        Portfolios, Inc.         Credit Suisse Trust      Fund, Inc.   Portfolios
                                                     -----------------------   ------------------------  --------------------------
                                                                                              Credit
                                                      American                   Credit       Suisse
                                                      Century                    Suisse        Trust       Dreyfus
                                                     VP Income     American       Trust     Global Post    Socially      Dreyfus
                                                         &         Century      Emerging      Venture     Responsible    I.P. Mid
                                                       Growth      VP Value     Markets       Capital       Growth       Cap Stock
                                                     Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
                                                     -----------------------   ------------------------  -------------------------
OPERATIONS

Net investment Income (loss)                                (34)       1,271         (240)         (189)       (157)        (1,105)

Net realized gain (loss) on sale of Investments          (1,032)      (1,707)      (3,126)       (3,595)     (3,019)        (1,459)

Change in unrealized appreciation (depreciation) of
 investments                                               (154)      (4,403)        (155)       (2,109)     (1,822)       (13,674)
                                                     -----------------------   ------------------------   ------------------------

      Net increase (decrease) in contract owners'
       equity resulting from operations                  (1,220)      (4,839)      (3,521)       (5,893)     (4,998)       (16,238)
                                                     -----------------------   ------------------------   ------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                       1,806        6,965        3,646         3,741       2,612         17,744
Net transfer (to) from affiliate and subaccounts          9,435        1,079        3,400            (5)       (728)        18,564
Payments for redemptions                                   (647)      (2,666)        (756)         (390)       (824)        (3,356)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                           (58)         (35)         (58)          (40)        (37)          (292)
Annuity payout reserve adjustment                             8           22          (24)            -          (1)             -
                                                     -----------------------   ------------------------   ------------------------

     Net increase (decrease) from contract owners'
      equity transactions                                10,544        5,365        6,208         3,306       1,022         32,660
                                                     -----------------------   ------------------------   ------------------------

Total increase (decrease) in contract owners' equity      9,324          526        2,687        (2,587)     (3,976)        16,422

CONTRACT OWNERS' EQUITY

Beginning of period                                       5,403       23,455       16,661        13,982      15,655         84,452
                                                     -----------------------   ------------------------   ------------------------

End of period                                            14,727       23,981       19,348        11,395      11,679        100,874
                                                     =======================   ========================   ========================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS* EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                              Fidelity Variable                      Fidelity Variable
                                                           Insurance Products Fund                 Insurance Products Fund II
                                                           ------------------------------------------------------------------------
                                                                                            Fidelity        Fidelity       Fidelity
                                                            Fidelity VIP   Fidelity VIP      VIP II          VIP II         VIP II
                                                           Equity Income      Growth      Asset Manager    Contrafund     Index 500
                                                            Subaccount      Subaccount      Subaccount     Subaccount     Subaccount
                                                           ------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                       1,268           (707)            179         (288)            63

Net realized gain (loss) on sale of investments                   (5,414)       (21,392)         (1,015)      (6,546)       (20,822)

Change in unrealized appreciation (depreciation) of
 investments                                                      (6,231)        (3,782)             67         (130)        (9,476)
                                                           ------------------------------------------------------------------------

       Net increase (decrease) in contract owners'
        equity resulting from operations                         (10,377)       (25,881)           (769)      (6,964)       (30,235)
                                                           ------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                7,841         10,414             736        5,865         12,103
Net transfer (to) from affiliate and subaccounts                   3,741         (5,280)           (627)      (1,095)       (19,384)
Payments for redemptions                                          (6,271)        (6,887)           (677)      (6,242)       (11,947)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                    (97)          (122)             (8)         (54)          (125)
Annuity payout reserve adjustment                                    (34)            (2)             (1)          30             (6)
                                                           ------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                          5,180         (1,877)           (577)      (1,496)       (19,359)
                                                           ------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity              (5,197)       (27,758)         (1,346)      (8,460)       (49,594)

CONTRACT OWNERS' EQUITY

Beginning of period                                               50,131         81,555           7,230       62,514        147,258
                                                           ------------------------------------------------------------------------
End of period                                                     44,934         53,797           5,884       54,054         97,664
                                                           ========================================================================

                                                               Franklin                                  INVESCO
                                                               Templeton        ING VP      ING VP       Variable
                                                                Variable       Emerging     Natural     Investment
                                                               Insurance        Markets    Resources      Funds,
                                                             Products Trust   Fund, Inc.     Trust         Inc.
                                                             --------------   ----------   ----------  ------------
                                                                Templeton       ING VP      ING VP
                                                               Developing      Emerging     Natural
                                                                Markets        Markets     Resource    INVESCO VIF-
                                                               Securities     Fund, Inc.     Trust       Utilities
                                                               Subaccount     Subaccount   Subaccount   Subaccount
                                                             --------------   ----------   ----------  ------------
OPERATIONS

Net investment income (loss)                                              -          (76)         (35)          (72)

Net realized gain (loss) on sale of investments                           -       (1,282)        (236)         (604)

Change in unrealized appreciation (depreciation) of
 investments                                                              -          600          132        (1,356)
                                                             --------------   ----------   ----------  ------------

       Net increase (decrease) in contract owners'
        equity resulting from operations                                  -         (758)        (139)       (2,032)
                                                             --------------   ----------   ----------  ------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                       -          402          302         1,625
Net transfer (to) from affiliate and subaccounts                         (1)         942         (191)        2,613
Payments for redemptions                                                  -         (514)        (273)         (258)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                         -           (6)          (3)          (26)
Annuity payout reserve adjustment                                         -            3            -             -
                                                             --------------   ----------   ----------  ------------

     Net increase (decrease) from contract owners'
      equity transactions                                                (1)         827         (165)        3,954
                                                             --------------   ----------   ----------  ------------

Total increase (decrease) in contract owners' equity                     (1)          69         (304)        1,922

CONTRACT OWNERS' EQUITY

Beginning of period                                                      30        5,167        3,337         6,825
                                                             --------------   ----------   ----------  ------------

End of period                                                            29        5,236        3,033         8,747
                                                             ==============   ==========   ==========  ============

                                                                                Janus Aspen Series
                                                              -----------------------------------------------------
                                                                Janus
                                                                Aspen                     Janus Aspen      Janus
                                                              Aggressive   Janus Aspen      Capital        Aspen
                                                                Growth       Balanced     Appreciation     Growth
                                                              Subaccount    Subaccount     Subaccount    Subaccount
                                                              -----------------------------------------------------
OPERATIONS

Net investment income (loss)                                        (823)         1,728            (14)      (1,943)

Net realized gain (loss) on sale of investments                  (45,198)       (10,277)          (381)     (58,656)

Change in unrealized appreciation (depreciation) of
 investments                                                      23,096         (3,888)            65       13,071
                                                              -----------------------------------------------------

       Net increase (decrease) in contract owners'
        equity resulting from operations                         (22,925)       (12,437)          (329)     (47,528)
                                                              -----------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                9,012         16,300             35        9,737

Net transfer (to) from affiliate and subaccounts                  (4,605)        (9,125)          (175)     (27,088)
Payments for redemptions                                          (6,406)       (14,416)          (213)     (14,460)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                    (99)          (117)            (5)        (256)
Annuity payout reserve adjustment                                     (8)           223              -          (22)
                                                              -----------------------------------------------------

     Net increase (decrease) from contract owners'
      equity transactions                                         (2,106)        (7,135)          (358)     (32,089)
                                                              -----------------------------------------------------

Total increase (decrease) in contract owners' equity             (25,031)       (19,572)          (687)     (79,617)

CONTRACT OWNERS' EQUITY

Beginning of period                                               81,697        161,381          2,043      189,638
                                                              -----------------------------------------------------

End of period                                                     56,666        141,809          1,356      110,021
                                                              =====================================================

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                                          J.P. Morgan     Pimco Variable Insurance
                                                             Janus Aspen Series         Series Trust II            Trust
                                                      -------------------------------   ---------------   ------------------------
                                                      Janus Aspen                                           Pimco
                                                       Growth and       Janus Aspen     JP Morgan Small    Foreign      Pimco Low
                                                        Income       Worldwide Growth       Company          Bond        Duration
                                                      Subaccount        Subaccount         Subaccount     Subaccount    Subaccount
                                                      -------------------------------   ---------------   ------------------------
OPERATIONS

Net investment income (loss)                                  (346)              (705)             (133)           8             7

Net realized gain (loss) on sale of investments             (3,292)           (40,937)           (1,763)          10             3

Change in unrealized appreciation (depreciation) of
 investments                                               (11,247)           (11,177)           (1,417)           2             4
                                                      -------------------------------   ---------------   ------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                    (14,885)           (52,819)           (3,313)          20            14
                                                      -------------------------------   ---------------   ------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                          1,180             16,315             3,791            2             3
Net transfer (to) from affiliate and subaccounts           (13,392)           (24,441)           (1,468)         (35)          (21)
Payments for redemptions                                    (4,250)           (17,000)           (1,425)        (165)          (43)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                             (145)              (167)              (59)           -             -
Annuity payout reserve adjustment                                3                  2                 1            -             -
                                                      -------------------------------   ---------------   ------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                  (16,604)           (25,291)              840         (198)          (61)
                                                      -------------------------------   ---------------   ------------------------

Total increase (decrease) in contract owners' equity       (31,489)           (78,110)           (2,473)        (178)          (47)

CONTRACT OWNERS' EQUITY

Beginning of period                                         74,529            212,141            10,738          388           278
                                                      -------------------------------   ---------------   ------------------------

End of period                                               43,040            134,031             8,265          210           231
                                                      ===============================   ===============   ========================

                                                                                Scudder Variable Series I
                                                         ---------------------------------------------------------------------
                                                          Scudder 21st                      Scudder Capital     Scudder Global
                                                         Century Growth     Scudder Bond        Growth            Discovery
                                                           Subaccount        Subaccount       Subaccount          Subaccount
                                                         ---------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                       (334)              754              (448)              (994)

Net realized gain (loss) on sale of investments                  (3,006)             (142)           (4,866)            (4,706)

Change in unrealized appreciation (depreciation) of
 investments                                                    (10,296)              425           (10,389)           (11,367)
                                                         ---------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                         (13,636)            1,037           (15,703)           (17,067)
                                                         ---------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                               6,417             3,933             7,059              8,241
Net transfer (to) from affiliate and subaccounts                  2,796               880             2,047              1,678
Payments for redemptions                                           (742)           (2,008)           (2,051)            (3,067)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                   (70)             (102)             (115)              (207)
Annuity payout reserve adjustment                                     -                 -                 -                  2
                                                         ---------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                         8,401             2,703             6,940              6,647
                                                         ---------------------------------------------------------------------

Total increase (decrease) in contract owners' equity             (5,235)            3,740            (8,763)           (10,420)

CONTRACT OWNERS' EQUITY

Beginning of period                                              26,068            13,458            45,332             74,591
                                                         ---------------------------------------------------------------------

End of period                                                    20,833            17,198            36,569             64,171
                                                         =====================================================================

                                                                             Scudder Variable Series I
                                                       --------------------------------------------------------------------
                                                        Scudder Growth     Scudder Health        Scudder      Scudder Money
                                                         and Income           Sciences        International      Market
                                                         Subaccount          Subaccount        Subaccount      Subaccount
                                                       --------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                       (169)             (711)            (595)               -

Net realized gain (loss) on sale of investments                  (4,502)           (1,491)         (11,981)               -

Change in unrealized appreciation (depreciation) of
 investments                                                     (7,635)          (12,243)          (1,962)               -
                                                       --------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                         (12,306)          (14,445)         (14,538)               -
                                                       --------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                               6,602            15,272           14,697                -
Net transfer (to) from affiliate and subaccounts                  1,735             6,138            9,059               19
Payments for redemptions                                         (2,254)           (1,487)          (7,790)             (54)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                  (115)             (158)            (293)               -
Annuity payout reserve adjustment                                     -                 -                3                -
                                                       --------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                         5,968            19,765           15,676              (35)
                                                       --------------------------------------------------------------------

Total increase (decrease) in contract owners' equity             (6,338)            5,320            1,138              (35)

CONTRACT OWNERS' EQUITY

Beginning of period                                              43,629            44,543           82,271               65
                                                       --------------------------------------------------------------------

End of period                                                    37,291            49,863           83,409               30
                                                       ====================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                                   Scudder Variable Series II
                                                      ------------------------------------------------------------------------------
                                                             Scudder
                                                           Aggressive                                 Scudder         Scudder Global
                                                             Growth          Scudder Blue Chip    Contrarian Value      Blue Chip
                                                           Subaccount            Subaccount          Subaccount         Subaccount
                                                      ------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                         (305)                (902)                172             (177)

Net realized gain (loss) on sale of investments                    (8,938)              (4,896)             (5,313)          (1,894)

Change in unrealized appreciation (depreciation) of
 investments                                                       (4,144)             (18,545)            (18,105)          (2,234)
                                                      ------------------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                           (13,387)             (24,343)            (23,246)          (4,305)
                                                      ------------------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                 4,595               10,004              12,265            3,410
Net transfer (to) from affiliate and subaccounts                   (1,574)                 311               8,089            1,899
Payments for redemptions                                           (1,731)              (4,798)            (11,925)            (942)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                     (97)                (227)               (245)             (63)
Annuity payout reserve adjustment                                       -                   (7)                (16)               -
                                                      ------------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                           1,193                5,283               8,168            4,304
                                                      ------------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity              (12,194)             (19,060)            (15,078)              (1)

CONTRACT OWNERS' EQUITY

Beginning of period                                                40,084               97,162             128,675           22,866
                                                      ------------------------------------------------------------------------------

End of period                                                      27,890               78,102             113,597           22,865
                                                      ==============================================================================

                                                                                  Scudder Variable Series II
                                                      -----------------------------------------------------------------------------
                                                        Scudder                                       Scudder          Scudder
                                                      Government                    Scudder High   International   Investment Grade
                                                      Securities   Scudder Growth      Income      Select Equity         Bond
                                                      Subaccount     Subaccount      Subaccount      Subaccount       Subaccount
                                                      -----------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                               3,491           (3,017)        15,525            (576)             1,427

Net realized gain (loss) on sale of investments            2,549          (85,980)       (27,655)        (22,137)               470

Change in unrealized appreciation (depreciation) of
 investments                                               6,173            1,769         10,241          12,519              3,597
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                   12,213          (87,228)        (1,889)        (10,194)             5,494
                                                      -----------------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                       24,071           12,590         11,455           4,417             13,631
Net transfer (to) from affiliate and subaccounts          60,831          (17,224)         1,659          16,239             21,053
Payments for redemptions                                 (20,032)         (30,881)       (20,860)         (8,495)            (5,577)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                           (339)            (283)          (246)            (97)              (196)
Annuity payout reserve adjustment                            (30)             (85)            20               9                 (5)
                                                      -----------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                 64,501          (35,883)        (7,972)         12,073             28,906
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity      76,714         (123,111)        (9,861)          1,879             34,400

CONTRACT OWNERS' EQUITY

Beginning of period                                      160,649          301,954        189,533          73,168             65,082
                                                      -----------------------------------------------------------------------------

End of period                                            237,363          178,843        179,672          75,047             99,482
                                                      =============================================================================

                                                                                    Scudder Variable Series II
                                                      ----------------------------------------------------------------------------
                                                                                                                          Scudder
                                                      Scudder Money   Scudder New   Scudder Small   Scudder Strategic    Technology
                                                          Market         Europe       Cap Growth          Income           Growth
                                                        Subaccount     Subaccount     Subaccount        Subaccount       Subaccount
                                                      ----------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                    668           (40)         (1,615)                152       (2,227)

Net realized gain (loss) on sale of investments                   -        (6,124)        (54,429)                381      (28,246)

Change in unrealized appreciation (depreciation) of
 investments                                                      -         1,325           1,841               1,226      (54,303)
                                                      ----------------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                         668        (4,839)        (54,203)              1,759      (84,776)
                                                      ----------------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                         134,454         3,746          16,468               2,287       20,336
Net transfer (to) from affiliate and subaccounts            (64,194)      (14,015)         (3,665)             10,038       (1,847)
Payments for redemptions                                   (171,434)         (573)        (10,774)               (956)      (5,157)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                              (694)          (41)           (223)                (55)        (533)
Annuity payout reserve adjustment                                (2)            -             (13)                  1           12
                                                      ----------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                  (101,870)      (10,883)          1,793              11,315       12,811
                                                      ----------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity       (101,202)      (15,722)        (52,410)             13,074      (71,965)

CONTRACT OWNERS' EQUITY

Beginning of period                                         407,513        15,722         152,535              11,499      217,589
                                                      ----------------------------------------------------------------------------

End of period                                               306,311             -         100,125              24,573      145,624
                                                      ============================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands)

                                                                             Scudder Variable Series II
                                                      ----------------------------------------------------------------------
                                                        Scudder Total     SVS Davis         SVS Dreman       SVS Dreman High
                                                           Return       Venture Value   Financial Services    Return Equity
                                                         Subaccount      Subaccount         Subaccount          Subaccount
                                                      ----------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                    7,787          (1,393)                (341)             (398)

Net realized gain (loss) on sale of investments               (67,376)         (2,338)                 580            (1,747)

Change in unrealized appreciation (depreciation) of
 investments                                                  (29,917)        (17,214)              (6,584)          (71,516)
                                                      ----------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                       (89,506)        (20,945)              (6,345)          (73,661)
                                                      ----------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                            21,722          31,773                9,510            76,138
Net transfer (to) from affiliate and subaccounts              (18,531)         18,412                4,625            47,150
Payments for redemptions                                      (63,771)         (3,070)              (2,684)          (12,194)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                (537)           (327)                (164)             (930)
Annuity payout reserve adjustment                                (331)              2                    -                 1
                                                      ----------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                     (61,448)         46,790               11,287           110,165
                                                      ----------------------------------------------------------------------

Total increase (decrease) in contract owners' equity         (150,954)         25,845                4,942            36,504

CONTRACT OWNERS' EQUITY

Beginning of period                                           566,980          87,458               51,630           280,449
                                                      ----------------------------------------------------------------------

End of period                                                 416,026         113,303               56,572           316,953
                                                      ======================================================================

                                                                             Scudder Variable Series II
                                                        -----------------------------------------------------------------
                                                                            SVS Eagle
                                                          SVS Dreman      Focused Large   SVS Focus Value
                                                        Small Cap Value    Cap Growth       + Growth        SVS Index 500
                                                          Subaccount        Subaccount      Subaccount       Subaccount
                                                        -----------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                     (1,515)           (595)             (375)         (1,362)

Net realized gain (loss) on sale of investments                   3,050          (3,402)           (7,198)        (11,328)

Change in unrealized appreciation (depreciation) of
 investments                                                    (28,127)        (11,050)           (7,620)        (30,105)
                                                        -----------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                         (26,592)        (15,047)          (15,193)        (42,795)
                                                        -----------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                              27,923          11,203             5,423          44,667
Net transfer (to) from affiliate and subaccounts                 42,493           7,710             1,430           3,595
Payments for redemptions                                         (8,253)         (1,073)           (4,206)         (3,950)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                  (355)           (125)              (89)           (442)
Annuity Payout Reserve Adjustment                                   (44)              -                19               1
                                                        -----------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                        61,764          17,715             2,577          43,871
                                                        -----------------------------------------------------------------
Total increase (decrease) in contract owners' equity             35,172           2,668           (12,616)          1,076

CONTRACT OWNERS' EQUITY

Beginning of period                                             113,881          37,898            51,810         145,352
                                                        -----------------------------------------------------------------

End of period                                                   149,053          40,566            39,194         146,428
                                                        =================================================================

                                                                                    Scudder Variable Series II
                                                        --------------------------------------------------------------------------
                                                        SVS INVESCO     SVS Janus       SVS Janus         SVS Oak       SVS Turner
                                                           Dynamic       Growth           Growth         Strategic        MidCap
                                                           Growth       and Income     Opportunities       Equity         Growth
                                                         Subaccount     Subaccount      Subaccount       Subaccount     Subaccount
                                                        --------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                                    (274)          (884)          (1,200)           (488)         (677)

Net realized gain (loss) on sale of investments               (1,184)        (5,257)          (6,881)         (3,441)       (2,235)

Change in unrealized appreciation (depreciation) of
 investments                                                  (6,540)       (21,939)         (25,884)        (15,438)      (17,485)
                                                        --------------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                       (7,998)       (28,080)         (33,965)        (19,367)      (20,397)
                                                        --------------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                            6,389         26,252           14,687          11,879        15,286
Net transfer (to) from affiliate and subaccounts                 668          5,302            4,545           4,500        11,982
Payments for redemptions                                        (410)        (3,705)          (3,314)           (946)         (959)
Guaranteed retirement income benefit fees,
 maintenance fees, and other fees                                (58)          (327)            (249)           (100)         (145)
Annuity Payout Reserve Adjustment                                  -             (2)               -               -             -
                                                        --------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                      6,589         27,520           15,669          15,333        26,164
                                                        --------------------------------------------------------------------------

Total increase (decrease) in contract owners' equity          (1,409)          (560)         (18,296)         (4,034)        5,767

CONTRACT OWNERS' EQUITY

Beginning of period                                           19,666        105,768           94,012          35,442        40,665
                                                        --------------------------------------------------------------------------

End of period                                                 18,257        105,208           75,716          31,408        46,432
                                                        ==========================================================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                                 The Alger American Fund
                                                      ----------------------------------------------------------------------------
                                                                                                                        Alger
                                                        Alger          Alger                             Alger         American
                                                       American      American      Alger American      American         Small
                                                       Balanced       Growth     Leveraged AllCap   MidCap Growth   Capitalization
                                                      Subaccount    Subaccount       Subaccount        Subaccount      Subaccount
                                                      ----------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                          $       335        2,706              1,002             753              (32)

Net realized gain (loss) on sale of investments              (222)      (6,907)            (4,875)           (825)          (3,455)

Change in unrealized appreciation (depreciation) of
 investments                                                 (731)       1,100             (4,932)            111            1,692
                                                     ----------------------------------------------------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                      (618)      (3,101)            (8,805)             39           (1,795)
                                                      ----------------------------------------------------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                        56,892        4,011             39,755           1,334            1,059
Net transfer (to) from affiliate and subaccounts           15,478        1,884              4,227           3,551               30
Payments for redemptions                                   (1,409)      (1,476)            (2,424)            (53)            (442)
                                                      ----------------------------------------------------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                  70,961        4,419             41,558           4,832              647
                                                      ----------------------------------------------------------------------------
Total increase (decrease) in contract owners' equity       70,343        1,318             32,753           4,871           (1,148)

CONTRACT OWNERS' EQUITY

Beginning of period                                        13,678       20,484             40,635               4            4,785
                                                      ----------------------------------------------------------------------------

End of period                                         $    84,021       21,802             73,388           4,875            3,637
                                                      ============================================================================

                                                           American Century Variable
                                                                Portfolios, Inc.                       Credit Suisse Funds
                                                      -------------------------------------   ----------------------------------
                                                      American Century                                            Credit Suisse
                                                        VP Income &       American Century     Credit Suisse       Global Post-
                                                           Growth             VP Value        Emerging Markets   Venture Capital
                                                        Subaccount           Subaccount          Subaccount        Subaccount
                                                      -------------------------------------   ----------------------------------
OPERATIONS

Net investment income (loss)                                       (41)                (176)              (185)             (122)

Net realized gain (loss) on sale of investments
                                                                  (482)                 495             (1,775)             (626)

Change in unrealized appreciation (depreciation) of
 investments                                                         9                1,267                579            (2,242)
                                                      -------------------------------------   ----------------------------------
     Net increase (decrease) in contract owners'
      equity resulting from operations                            (514)               1,586             (1,381)           (2,990)
                                                      -------------------------------------   ----------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                844                4,086              8,319             8,103
Net transfer (to) from affiliate and subaccounts                   749               15,893                 86               227
Payments for redemptions                                          (567)              (1,090)              (340)             (286)
                                                      -------------------------------------   ----------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                        1,026               18,889              8,065             8,044
                                                      -------------------------------------   ----------------------------------
Total increase (decrease) in contract owners' equity               512               20,475              6,684             5,054

CONTRACT OWNERS' EQUITY

Beginning of period                                              4,891                2,980              9,977             8,928
                                                      -------------------------------------   ----------------------------------

End of period                                                    5,403               23,455             16,661            13,982
                                                      =====================================   ==================================

                                                         The Dreyfus
                                                           Socially           Dreyfus
                                                          Responsible        Investment
                                                       Growth Fund, Inc.     Portfolios
                                                    -------------------------------------
                                                       Dreyfus Socially
                                                         Responsible         Dreyfus I.P.
                                                         Growth Fund        MidCap Stock
                                                          Subaccount         Subaccount
                                                    -------------------------------------
OPERATIONS

Net investment income (loss)                                        (188)            (335)

Net realized gain (loss) on sale of investments                   (1,049)             (86)

Change in unrealized appreciation (depreciation) of
 investments                                                      (2,190)           1,728
                                                      -----------------------------------
      Net increase (decrease) in contract owners'
       equity resulting from operations                           (3,427)           1,307
                                                      -----------------------------------
CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                                7,247           51,129
Net transfer (to) from affiliate and subaccounts                   1,594           19,611
Payments for redemptions                                            (705)            (992)
                                                      -----------------------------------
     Net increase (decrease) from contract owners'
      equity transactions                                          8,136           69,748
                                                      -----------------------------------
Total increase (decrease) in contract owners' equity               4,709           71,055

CONTRACT OWNERS' EQUITY

Beginning of period                                               10,946           13,397
                                                      -----------------------------------

End of period                                                     15,655           84,452
                                                      ===================================

See accompanying notes to financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                     Fidelity Variable Insurance Products
                                                    Fund                          Fidelity Variable Insurance Products Fund II
                                   ------------------------------------------------------------------------------------------------
                                   Fidelity VIP Equity                      Fidelity VIP II   Fidelity VIP II  Fidelity VIP II Index
                                         Income        Fidelity VIP Growth   Asset Manager       Contrafund           500
                                       Subaccount          Subaccount          Subaccount        Subaccount        Subaccount
                                   ------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                    2,111                4,960              326            1,703                    (18)

Net realized gain (loss) on
 sale of investments                           (2,511)             (16,676)            (890)          (9,096)                (6,662)

Change in unrealized appreciation
 (depreciation) of investments                 (2,765)              (6,202)             151           (3,036)               (13,968)
                                   ------------------------------------------------------------------------------------------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                  (3,165)             (17,918)            (413)         (10,429)               (20,648)
                                   ------------------------------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                             6,760               11,996              736            7,004                 15,974
Net transfer (to) from affiliate
 and subaccounts                                7,682                1,654             (207)          (5,172)                 6,729
Payments for redemptions                       (4,509)              (6,721)            (702)          (5,537)               (10,543)
                                   ------------------------------------------------------------------------------------------------

     Net increase (decrease) from
      contract owners' equity
      transactions                              9,933                6,929             (173)          (3,705)                12,160
                                   ------------------------------------------------------------------------------------------------

Total increase (decrease) in
 contract owners' equity                        6,768              (10,989)            (586)         (14,134)                (8,488)

CONTRACT OWNERS' EQUITY

Beginning of period                            43,363               92,544            7,816           76,648                155,746
                                   ------------------------------------------------------------------------------------------------

End of period                                  50,131               81,555            7,230           62,514                147,258
                                   ================================================================================================

                                    Franklin Templeton  Invesco Variable
                                    Variable Insurance  Investment Funds,
                                     Products Trust          Inc.
                                    ------------------  -----------------
                                        Templeton
                                       Developing         Invesco VIF
                                    Markets Securities     Utilities
                                        Subaccount       Subaccount (a)
                                    ------------------  -----------------
OPERATIONS

Net investment income (loss)                         -              47

Net realized gain (loss) on
 sale of investments                                (1)           (323)

Change in unrealized appreciation
 (depreciation) of investments                      (2)           (154)
                                    ------------------  -----------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                       (3)           (430)
                                    ------------------  -----------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                                  2           5,405
Net transfer (to) from affiliate
 and subaccounts                                     -           1,915
Payments for redemptions                            (2)            (65)
                                    ------------------  -----------------

     Net increase (decrease) from
      contract owners' equity
      transactions                                   -           7,255
                                    ------------------  -----------------

Total increase (decrease) in
 contract owners' equity                            (3)          6,825

CONTRACT OWNERS' EQUITY

Beginning of period                                 33               -
                                    ------------------  -----------------

End of period                                       30           6,825
                                    ==================  =================

                                                                           Janus Aspen Series
                                    -----------------------------------------------------------------------------------------------
                                                                       Janus Aspen                   Janus Aspen
                                       Janus Aspen      Janus Aspen      Capital      Janus Aspen     Growth and     Janus Aspen
                                    Aggressive Growth     Balanced    Appreciation      Growth          Income    Worlddwide Growth
                                       Subaccount        Subaccount    Subaccount      Subaccount     Subaccount     Subaccount
                                    -----------------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                   (1,359)        2,089             (9)        (2,689)          (198)            (2,445)

Net realized gain (loss) on
 sale of investments                          (53,957)       (1,697)          (138)       (24,674)         1,190                803

Change in unrealized appreciation
 (depreciation) of investments                 (3,877)      (10,970)          (446)       (45,271)       (15,755)           (69,116)

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                 (59,193)      (10,578)          (593)       (72,634)       (14,763)           (70,758)
                                    -----------------------------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                            15,276        16,805             80         16,023          1,741             25,115
Net transfer (to) from affiliate
 and subaccounts                              (14,797)       (3,392)            91        (24,635)        (9,913)           (32,891)
Payments for redemptions                       (6,650)      (12,492)          (102)       (14,613)        (3,892)           (16,475)
                                    -----------------------------------------------------------------------------------------------

     Net increase (decrease) from
      contract owners' equity
      transactions                             (6,171)          921             69        (23,225)       (12,064)           (24,251)
                                    -----------------------------------------------------------------------------------------------

Total increase (decrease) in
 contract owners' equity                      (65,364)       (9,657)          (524)       (95,859)       (26,827)           (95,009)

CONTRACT OWNERS' EQUITY

Beginning of period                           147,061       171,038          2,567        285,497        101,356            307,150
                                    -----------------------------------------------------------------------------------------------

End of period
                                               81,697       161,381          2,043        189,638         74,529            212,141
                                    ===============================================================================================

See accompanying notes to financial statements

(a) For the period (commencement of operations): May 1, 2001 - December 31,
2001.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                            J.p. Morgan Series       Pilgrim Emerging    Pilgrim Natural
                                                 Trust II            Markets Fund, Inc.  Resources Trust
                                            ------------------       ------------------  ---------------
                                            J.P. Morgan Small          Pilgrim Emerging   Pilgrim Natural
                                                 Company             Markets Fund, Inc.  Resources Trust
                                                Subaccount               Subaccount         Subaccount
                                            ------------------       ------------------  ---------------
OPERATIONS

Net investment income (loss)                              (114)                   1,043              (13)

Net realized gain (loss) on
 sale of investments                                      (570)                  (3,380)            (211)

Change in unrealized appreciation
 (depreciation) of investments                             692                      989             (821)
                                            ------------------       ------------------  ---------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                                8                   (1,348)          (1,045)
                                            ------------------       ------------------  ---------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                                      2,799                      602              426
Net transfer (to) from affiliate
 and subaccounts                                         6,662                   (1,249)          (1,134)
Payments for redemptions                                  (419)                    (542)            (461)
                                            ------------------       ------------------  ---------------

     Net increase (decrease) from
      contract owners' equity
      transactions                                       9,042                   (1,189)          (1,169)
                                            ------------------       ------------------  ---------------

Total increase (decrease) in
 contract owners' equity                                 9,050                   (2,537)          (2,214)

CONTRACT OWNERS' EQUITY

Beginning of period                                      1,688                    7,704            5,551
                                            ------------------       ------------------  ---------------

End of period                                           10,738                    5,167            3,337
                                            ==================       ==================  ===============

                                            PIMCO Variable Insurance Trust
                                           ---------------------------------
                                           PIMCO Foreign         PIMCO Low
                                               Bond            Duration Bond
                                            Subaccount           Subaccount
                                           ---------------------------------
OPERATIONS

Net investment income (loss)                          12                  14

Net realized gain (loss) on
 sale of investments                                   2                   3

Change in unrealized appreciation
 (depreciation) of investments                        12                   2
                                           ---------------------------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                         26                  19
                                           ---------------------------------
CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                                    6                   2
Net transfer (to) from affiliate
 and subaccounts                                     (85)                (55)
Payments for redemptions                             (40)                (27)
                                           ---------------------------------

     Net increase (decrease) from
      contract owners' equity
      transactions                                  (119)                (80)
                                           ---------------------------------

Total increase (decrease) in
 contract owners' equity                             (93)                (61)

CONTRACT OWNERS' EQUITY

Beginning of period                                  481                 339
                                           ---------------------------------

End of period                                        388                 278
                                           =================================

                                                           Scudder Variable  Series I
                                     -----------------------------------------------------------------
                                      Scudder 21st                     Scudder Capital  Scudder Global
                                     Century Growth    Scudder  Bond       Growth         Discovery
                                       Subaccount       Subaccount       Subaccount       Subaccount
                                     -----------------------------------------------------------------
OPERATIONS

Net investment income (loss)                 (180)             119            3,153              107

Net realized gain (loss) on
 sale of investments                         (433)             104           (1,068)              61

Change in unrealized appreciation
 (depreciation) of investments               (837)             (23)          (8,582)         (15,681)
                                     -----------------------------------------------------------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations              (1,450)             200           (6,497)         (15,513)
                                     -----------------------------------------------------------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                        17,085            4,004           22,254           32,278
Net transfer (to) from affiliate
 and subaccounts                            6,570            8,667            3,615           10,335
Payments for redemptions                     (298)            (753)          (1,284)          (2,017)
                                     -----------------------------------------------------------------

     Net increase (decrease) from
      contract owners' equity
      transactions                         23,357           11,918           24,585           40,596
                                     -----------------------------------------------------------------

Total increase (decrease) in
 contract owners' equity                   21,907           12,118           18,088           25,083

CONTRACT OWNERS' EQUITY

Beginning of period                         4,161            1,340           27,244           49,508
                                     -----------------------------------------------------------------

End of period                              26,068           13,458           45,332           74,591
                                     =================================================================

                                                         Scudder Variable  Series I
                                     ---------------------------------------------------------------
                                     Scudder Growth   Scudder Health      Scudder      Scudder Money
                                       and Income        Sciences      International       Market
                                       Subaccount     Subaccount(b)      Subaccount      Subaccount
                                     ---------------------------------------------------------------
OPERATIONS

Net investment income (loss)                    513              (25)         10,843               3

Net realized gain (loss) on
 sale of investments                         (1,026)              (4)        (26,888)              -

Change in unrealized appreciation
 (depreciation) of investments               (2,976)           1,606          (2,774)              -
                                     ---------------------------------------------------------------

   Net increase (decrease) in
    contract owners' equity
    resulting from operations                (3,489)           1,577         (18,819)              3
                                     ---------------------------------------------------------------

CONTRACT OWNERS' EQUITY
 TRANSACTIONS

Proceeds from sales                          18,888           32,945          39,682               9
Net transfer (to) from affiliate
 and subaccounts                              5,061           10,307           5,342             (48)
Payments for redemptions                       (912)            (286)         (2,621)            (22)
                                     ---------------------------------------------------------------

     Net increase (decrease) from
      contract owners' equity
      transactions                           23,037           42,966          42,403             (61)
                                     ---------------------------------------------------------------

Total increase (decrease) in
 contract owners' equity                     19,548           44,543          23,584             (58)

CONTRACT OWNERS' EQUITY

Beginning of period                          24,081                -          58,687             123
                                     ---------------------------------------------------------------

End of period                                43,629           44,543          82,271              65
                                     ===============================================================

See accompanying notes to financial statements
(b) For the period (commencement of operations): May 1, 2001 - December 31,
2001.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                 Scudder Variable Series II
                                          -------------------------------------------------------------------------
                                                Scudder                               Scudder        Scudder Global
                                           Aggressive Growth  Scudder Blue Chip   Contrarian Value     Blue Chip
                                              Subaccount         Subaccount          Subaccount        Subaccount
                                          -------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                            (142)              (768)               226              117

Net realized gain (loss) on sale
 of investments                                       (1,231)              (394)            (3,562)             (87)

Change in unrealized appreciation
 (depreciation) of investments                        (5,518)           (11,570)             3,923           (2,222)
                                          -------------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                       (6,891)           (12,732)               587           (2,192)
                                          -------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                   19,927             41,555             34,423           13,651
Net transfer (to) from affiliate and
 subaccounts                                           3,534             11,326             15,252            1,631
Payments for redemptions                              (1,298)            (5,360)            (9,600)            (516)
                                          -------------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                     22,163             47,521             40,075           14,766
                                          -------------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                       15,272             34,789             40,662           12,574

CONTRACT OWNERS' EQUITY

Beginning of period                                   24,812             62,373             88,013           10,292
                                          -------------------------------------------------------------------------

End of period                                         40,084             97,162            128,675           22,866
                                          =========================================================================

                                                               Scudder Variable Series II
                                           -----------------------------------------------------------------
                                            Scudder
                                           Government                                        Scudder Horizon
                                           Securities   Scudder Growth   Scudder High Yield        10+
                                           Subaccount     Subaccount         Subaccount         Subaccount
                                           -----------------------------------------------------------------
OPERATIONS

Net investment income (loss)                    2,428           27,435               18,836            1,121

Net realized gain (loss) on sale
 of investments                                 2,369          (42,881)             (28,541)          (2,021)

Change in unrealized appreciation
 (depreciation) of investments                  1,063          (82,605)              13,300              722
                                           -----------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                 5,860          (98,051)               3,595             (178)
                                           -----------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                            68,231           33,092               29,931              483
Net transfer (to) from affiliate and
 subaccounts                                   27,492          (12,697)               9,089          (13,207)
Payments for redemptions                      (11,615)         (44,679)             (26,200)            (454)
                                           -----------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions              84,108          (24,284)              12,820          (13,178)
                                           -----------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                89,968         (122,335)              16,415          (13,356)

CONTRACT OWNERS' EQUITY

Beginning of period                            70,681          424,289              173,118           13,356
                                           -----------------------------------------------------------------

End of period                                 160,649          301,954              189,533                -
                                           =================================================================

                                                                    Scudder Variable Series II
                                           ----------------------------------------------------------------------------
                                                                                  Scudder      Scudder
                                           Scudder Horizon                     International  Investment  Scudder Money
                                                 20+        Scudder Horizon 5    Research     Grade Bond      Market
                                             Subaccount        Subaccount       Subaccount    Subaccount    Subaccount
                                           ----------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                           559                420         13,366         902          5,627

Net realized gain (loss) on sale
 of investments                                     (1,456)              (617)       (26,243)        420              -

Change in unrealized appreciation
 (depreciation) of investments                         623                166        (13,717)       (239)             -
                                           ----------------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                       (274)               (31)       (26,594)      1,083          5,627
                                           ----------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                    367                232          9,594      28,647        467,417
Net transfer (to) from affiliate and
 subaccounts                                        (8,018)            (7,140)        (5,250)     15,137       (113,554)
Payments for redemptions                              (398)              (498)       (11,880)     (4,263)       (96,321)
                                           ----------------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                   (8,049)            (7,406)        (7,536)     39,521        257,542
                                           ----------------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                     (8,323)            (7,437)       (34,130)     40,604        263,169

CONTRACT OWNERS' EQUITY

Beginning of period                                  8,323              7,437        107,298      24,478        144,344
                                           ----------------------------------------------------------------------------

End of period                                            -                  -         73,168      65,082        407,513
                                           ============================================================================

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                     Scudder Variable Series II
                                           ------------------------------------------------------------------------------
                                                                                                                 Scudder
                                            Scudder New   Scudder Small   Scudder Small   Scudder Strategic    Technology
                                               Europe       Cap Growth      Cap Value           Income           Growth
                                             Subaccount     Subaccount     Subaccount         Subaccount       Subaccount
                                           ------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                        (39)         19,821            (687)                (69)       (2,251)

Net realized gain (loss) on sale
 of investments                                  (1,407)        (32,119)            897                 248        (1,442)

Change in unrealized appreciation
 (depreciation) of investments                   (1,282)        (43,474)         10,183                  25       (60,716)
                                           ------------------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                  (2,728)        (55,772)         10,393                 204       (64,409)
                                           ------------------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                              10,800          39,205          45,871               6,159        70,793
Net transfer (to) from affiliate and
 subaccounts                                      4,252          (1,696)         29,421               2,441       117,727
Payments for redemptions                           (344)        (14,122)         (4,126)               (519)       (4,359)
                                           ------------------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                14,708          23,387          71,166               8,081       184,161
                                           ------------------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                  11,980         (32,385)         81,559               8,285       119,752

CONTRACT OWNERS' EQUITY

Beginning of period                               3,742         184,920          32,322               3,214        97,837
                                           ------------------------------------------------------------------------------

End of period                                    15,722         152,535         113,881              11,499       217,589
                                           ==============================================================================

                                                                  Scudder Variable Series II
                                            ---------------------------------------------------------------------
                                            Scudder Total       SVS Dreman       SVS Dreman High    SVS Dynamic
                                               Return       Financial Services    Return Equity        Growth
                                             Subaccount         Subaccount           Subaccount     Subaccount(c)
                                            ---------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                       31,911                  (97)             (907)             (29)

Net realized gain (loss) on sale
 of investments                                   (11,356)                 749               228             (158)

Change in unrealized appreciation
 (depreciation) of investments                    (65,762)              (1,843)              928            1,128
                                            ---------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                   (45,207)              (1,191)              249              941
                                            ---------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                55,750               29,969           167,852           15,136
Net transfer (to) from affiliate and
 subaccounts                                       24,024                6,846            54,385            3,698
Payments for redemptions                          (71,022)              (1,177)           (5,557)            (109)
                                            ---------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                   8,752               35,638           216,680           18,725
                                            ---------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                   (36,455)              34,447           216,929           19,666

CONTRACT OWNERS' EQUITY

Beginning of period                               603,435               17,183            63,520                -
                                            ---------------------------------------------------------------------

End of period                                     566,980               51,630           280,449           19,666
                                            =====================================================================

                                                                 Scudder Variable Series II
                                            ------------------------------------------------------------------
                                            SVS Focus Value      SVS Focused    SVS Growth and     SVS Growth
                                               + Growth       Large Cap Growth      Income       Opportunities
                                              Subaccount         Subaccount       Subaccount       Subaccount
                                            ------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                          2,443               (160)           (565)           (981)

Net realized gain (loss) on sale
 of investments                                      (1,975)              (458)           (344)           (932)

Change in unrealized appreciation
 (depreciation) of investments                       (7,822)            (1,113)         (5,511)        (16,177)
                                            ------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                      (7,354)            (1,731)         (6,420)        (18,090)
                                            ------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                  16,182             25,144          63,069          52,213
Net transfer (to) from affiliate and
 subaccounts                                          3,645              7,756          16,830          14,805
Payments for redemptions                             (4,088)              (470)         (1,914)         (1,711)
                                            ------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                    15,739             32,430          77,985          65,307
                                            ------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                       8,385             30,699          71,565          47,217

CONTRACT OWNERS' EQUITY

Beginning of period                                  43,425              7,199          34,203          46,795
                                            ------------------------------------------------------------------

End of period                                        51,810             37,898         105,768          94,012
                                            ==================================================================

See accompanying notes to financial statements
(c) For the period (commencement of operations): May 1, 2001 - December 31,
2001.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands)

                                                                        Scudder Variable Series II
                                              ------------------------------------------------------------------
                                                               SVS Mid Cap     SVS Strategic       SVS Venture
                                              SVS Index 500       Growth           Equity             Value
                                                Subaccount     Subaccount(d)    Subaccount(d)      Subaccount(d)
                                              ------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                           (482)              38               (3)              (108)

Net realized gain (loss) on sale
 of investments                                      (3,794)             (38)            (225)              (308)

Change in unrealized appreciation
(depreciation) of investments                        (3,696)           1,469              601              2,396
                                              ------------------------------------------------------------------

    Net increase (decrease) in contract
     owners' equity resulting from
     operations                                      (7,972)           1,469              373              1,980
                                            --------------------------------------------------------------------

CONTRACT OWNERS' EQUITY TRANSACTIONS

Proceeds from sales                                  90,220           28,315           26,789             61,824
Net transfer (to) from affiliate and
 subaccounts                                         22,650           11,033            8,370             24,054
Payments for redemptions                             (2,430)            (152)             (90)              (400)
                                              ------------------------------------------------------------------

     Net increase (decrease) from contract
      owners' equity transactions                   110,440           39,196           35,069             85,478
                                              ------------------------------------------------------------------

Total increase (decrease) in contract
 owners' equity                                     102,468           40,665           35,442             87,458

CONTRACT OWNERS' EQUITY

Beginning of period                                  42,884                -                -                  -
                                              ------------------------------------------------------------------

End of period                                       145,352           40,665           35,442             87,458
                                              ==================================================================

See accompanying notes to financial statements
(d) For the period (commencement of operations): May 1, 2001 to December 31,
2001.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly owned subsidiary of Zurich Group Holding ("ZGH") and an indirect wholly-owned subsidiary of Zurich Financial Services ("ZFS"), both of which are Swiss holding companies.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from KILICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KILICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as "Contracts") for Kemper Advantage III periodic and flexible payment variable annuity contracts ("Kemper Advantage III"), Scudder Passport individual and group variable, fixed and market value adjusted deferred annuity contracts ("Scudder Passport"), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts ("Scudder Destinations"), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts ("Farmers Variable Annuity I"), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts ("Zurich Preferred"), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts ("Zurich Preferred Plus"), Scudder ZS4 individual and group variable and market value adjusted deferred annuity contracts ("Scudder ZS4") and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts ("Zurich Archway"). The Separate Account is divided into a total of sixty-four subaccounts with various subaccount options available to contract owners depending upon their respective Contracts.

The Kemper Advantage III contracts have thirty-four subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, The Dreyfus Socially Responsible Growth Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the J.P. Morgan Series Trust II, the ING VP Emerging Markets Fund, Inc., the ING VP Natural Resources Trust, the Scudder Variable Series I, and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Scudder Passport contracts have thirteen subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Scudder Variable Series II, an open-end diversified management investment company.

The Scudder Destinations contracts have forty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the INVESCO Variable Investment Funds, Inc., the Janus Aspen Series, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Farmers Variable Annuity I contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Zurich Preferred contracts have twenty-seven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, The Dreyfus Socially Responsible Growth Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the J.P. Morgan Series Trust II, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Zurich Preferred Plus contracts have twenty-seven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, The Dreyfus Socially Responsible Growth Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the J.P. Morgan Series Trust II, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Scudder ZS4 contracts have forty subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the INVESCO Variable Investment Funds, Inc., the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Zurich Archway contracts have twenty-seven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, The Dreyfus Socially Responsible Growth Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the J.P. Morgan Series Trust II, the Scudder Variable Series I and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

The Scudder New Europe fund was closed by the investment manager of the Scudder Variable Series II effective November 1, 2002. All monies not reallocated by contract owners by this date were transferred to Scudder International Select Equity subaccount.

Deutsche Asset Management, formerly Zurich Scudder Investments, Inc. ("ZSI"), formally an affiliated company, is the investment manager of the Scudder Variable Series I and the Scudder Variable Series II series of funds. On April 8, 2002, ZFS announced the completion of the sale of ZSI to Deutsche Bank ("DB"). DB acquired 100% of ZSI, with the exception of ZSI's UK operations, Threadneedle Investments.

See respective contract Prospectus of each product for further description and benefits.

(2) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

The investments are stated at current market value, which is based on the closing net asset value at December 31, 2002.

SECURITY TRANSACTIONS

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions, is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

NET TRANSFERS (TO) FROM AFFILIATE OR SUBACCOUNTS

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners' interest to or from another eligible subaccount or to the general account of KILICO.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of revenues, expenses, assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. Actual results could differ from these estimates.

ANNUITY PAYOUTS

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 2.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 2.5 percent to 7.75 percent, as regulated by the laws of respective states. The mortality risk is fully born by Kemper Investors Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by Kemper Investors Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

(3) PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002, are as follows (in thousands):

                                                                            PURCHASES        SALES
                                                                           ---------------------------
THE ALGER AMERICAN FUND:
Alger American Balanced Subaccount .....................................   $     7,843    $     6,120
Alger American Growth Subaccount .......................................        17,176         11,254
Alger American Leveraged AllCap Subaccount .............................        20,969         10,751
Alger American MidCap Growth Subaccount ................................         3,164          2,647
Alger American Small Capitalization Subaccount .........................        18,123         17,543

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
American Century VP Income & Growth Subaccount .........................         5,584          4,552
American Century VP Value Subaccount ...................................        19,255         17,548

CREDIT SUISSE TRUST:
Credit Suisse Trust Emerging Markets Subaccount ........................        11,009          7,883
Credit Suisse Trust Global Post-Venture Capital Subaccount .............         5,829          2,234

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:
Dreyfus Socially Responsible Growth Subaccount .........................         6,972          3,953

DREYFUS INVESTMENT PORTFOLIOS:
Dreyfus I.P. Mid Cap Stock Subaccount ..................................         9,873          8,415

FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
Fidelity VIP Equity Income Subaccount ..................................        31,377         25,962
Fidelity VIP Growth Subaccount .........................................        61,253         39,860

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
Fidelity VIP II Asset Manager Subaccount ...............................         6,156          5,141
Fidelity VIP II Contrafund Subaccount ..................................        41,978         35,432
Fidelity VIP II Index 500 Subaccount ...................................       113,837         93,016

                                                                            PURCHASES        SALES
                                                                           --------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Templeton Developing Markets Securities Subaccount .....................   $         2    $         1

ING VP EMERGING MARKETS FUND, INC.:
ING VP Emerging Markets Subaccount .....................................         6,197          4,915

ING VP NATURAL RESOURCES TRUST:
ING VP Natural Resources Trust Subaccount ..............................         3,363          3,127

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF-Utilities Subaccount .......................................         3,657          3,053

JANUS ASPEN SERIES:
Janus Aspen Aggressive Growth Subaccount ...............................        86,979         41,782
Janus Aspen Balanced Subaccount ........................................       102,415         92,138
Janus Aspen Capital Appreciation Subaccount ............................           877            496
Janus Aspen Growth Subaccount ..........................................       150,540         91,884
Janus Aspen Growth and Income Subaccount ...............................        21,768         18,477
Janus Aspen Worldwide Growth Subaccount ................................       222,616        181,679

J.P. MORGAN SERIES TRUST II:
J.P. Morgan Small Company Subaccount ...................................        14,891         13,128

PIMCO VARIABLE INSURANCE TRUST:
PIMCO Foreign Bond Subaccount ..........................................           200            210
PIMCO Low Duration Subaccount ..........................................            78             81

SCUDDER VARIABLE SERIES I:
Scudder 21st Century Growth Subaccount .................................         6,446          3,441
Scudder Bond Subaccount ................................................        10,624         10,482
Scudder Capital Growth Subaccount ......................................        10,180          5,314
Scudder Global Discovery Subaccount ....................................        11,471          6,765
Scudder Growth and Income Subaccount ...................................        18,418         13,916
Scudder Health Sciences Subaccount .....................................         8,204          6,714
Scudder International Subaccount .......................................     1,007,646        995,664
Scudder Money Market Subaccount ........................................            71             71

SCUDDER VARIABLE SERIES II:
Scudder Aggressive Growth Subaccount ...................................        21,273         12,335
Scudder Blue Chip Subaccount ...........................................        18,804         13,909
Scudder Contrarian Value Subaccount ....................................        48,349         43,035
Scudder Global Blue Chip Subaccount ....................................         8,144          6,250
Scudder Government Securities Subaccount ...............................        63,702         66,252
Scudder Growth Subaccount ..............................................       222,481        136,500
Scudder High Income Subaccount .........................................       150,004        122,349
Scudder International Select Equity Subaccount .........................        65,337         43,201
Scudder Investment Grade Bond Subaccount ...............................        16,885         17,355
Scudder Money Market Subaccount ........................................     1,461,545      1,461,545
Scudder New Europe Subaccount ..........................................        26,488         20,363
Scudder Small Cap Growth Subaccount ....................................       142,790         88,361
Scudder Strategic Income Subaccount ....................................        10,266         10,647
Scudder Technology Growth Subaccount ...................................        45,302         17,056
Scudder Total Return Subaccount ........................................       360,083        292,706

                                                                            PURCHASES        SALES
                                                                           -----------    -----------
SCUDDER VARIABLE SERIES II (CONTINUED):
SVS Davis Venture Value Subaccount .....................................   $    15,517    $    13,179
SVS Dreman Financial Services Subaccount ...............................         8,327          8,906
SVS Dreman High Return Equity Subaccount ...............................        23,318         21,571
SVS Dreman Small Cap Value Subaccount ..................................        40,981         44,031
SVS Eagle Focused Large Cap Growth Subaccount ..........................         8,461          5,059
SVS Focus Value + Growth Subaccount ....................................        21,348         14,150
SVS Index 500 Subaccount ...............................................        42,312         30,985
SVS INVESCO Dynamic Growth Subaccount ..................................         7,280          6,096
SVS Janus Growth and Income Subaccount .................................        15,832         10,575
SVS Janus Growth Opportunities Subaccount ..............................        13,114          6,233
SVS Oak Strategic Equity Subaccount ....................................        13,714         10,272
SVS Turner Mid-Cap Growth Subaccount ...................................         9,190          6,955

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

KILICO assumes mortality risks associated with the annuity contracts as benefits paid to the contract owner or beneficiary may exceed contract value. KILICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, KILICO assesses that portion of each subaccount representing assets under the following contracts with a daily asset charge for mortality and expense risk and administrative costs:

Kemper Advantage III flexible payment contracts an aggregate of one percent (1.00%) per annum.

Kemper Advantage III periodic payment contracts an aggregate of one and three-tenths percent (1.30%) per annum.

Scudder Passport contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Scudder Destinations contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Farmers Variable Annuity I contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Zurich Preferred contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Zurich Preferred Plus contracts an aggregate of one and one-half percent (1.50%) per annum.

Scudder ZS4 contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

Zurich Archway contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

The Scudder Passport and Scudder Destinations contracts offer the dollar cost averaging (DCA) program through the Money Market Subaccount and have no daily asset charge deduction.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $36 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract charges. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Scudder ZS4 and Zurich Archway contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred and Zurich Preferred Plus contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000 and $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Zurich Preferred, Zurich Preferred Plus, Scudder ZS4 and Zurich Archway contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the Kemper Advantage III contract owners participating in the Scudder Money Market, Scudder Total Return, Scudder High Yield and Scudder Growth Subaccounts, whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. During the year ended December 31, 2002, no such payment was required.

KILICO assesses an annual charge for the Guaranteed Retirement Income Benefit ("GRIB") option, related to the Scudder Destinations and Farmers Variable Annuity I contracts. GRIB guarantees the minimum benefit value that will be applied to purchase an annuity option. The annual charge of .25% of contract value, if taken, will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Investors Brokerage Services, Inc. and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(5) CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2002 were as follows (in thousands):

                                                                                                  NET INCREASE
                                                                UNITS ISSUED    UNITS REDEEMED     (DECREASE)
                                                               --------------   --------------   --------------
THE ALGER AMERICAN FUND:
Alger American Balanced Subaccount                                      8,101            6,141            1,960
Alger American Growth Subaccount                                          252              230               22
Alger American Leveraged AllCap Subaccount                              5,885            5,717              168
Alger American MidCap Growth Subaccount                                   355              145              210
Alger American Small Capitalization Subaccount                          1,207            1,152               55

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
American Century VP Income & Growth Subaccount                          3,313            1,248            2,065
American Century VP Value Subaccount                                    3,896            3,325              571

CREDIT SUISSE TRUST:
Credit Suisse Trust Emerging Markets Subaccount                         3,173            2,529              644
Credit Suisse Trust Global Post-Venture Capital Subaccount              1,494            1,090              404

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC:
Dreyfus Socially Responsible Growth Subaccount                          1,052              941              111

DREYFUS INVESTMENT PORTFOLIOS:
Dreyfus I.P. Mid Cap Stock Subaccount                                   9,897            7,000            2,897

FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
Fidelity VIP Equity Income Subaccount                                     930              744              186
Fidelity VIP Growth Subaccount                                            630              673              (43)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
Fidelity VIP II Asset Manager Subaccount                                  102              133              (31)
Fidelity VIP II Contrafund Subaccount                                     885              959              (74)
Fidelity VIP II Index 500 Subaccount                                      345              492             (147)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Templeton Developing Markets Securities Subaccount                          1                1                0

ING VP EMERGING MARKETS FUND, INC.:
ING VP Emerging Markets Subaccount                                        611              517               94

ING VP NATURAL RESOURCES TRUST:
ING VP Natural Resources Trust Subaccount                                 119              134              (15)

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF-Utilities Subaccount                                        3,431            2,797              634

                                                                                                  NET INCREASE
                                                                UNITS ISSUED    UNITS REDEEMED     (DECREASE)
                                                               --------------   --------------   --------------
JANUS ASPEN SERIES:
Janus Aspen Aggressive Growth Subaccount                                1,452            1,536              (84)
Janus Aspen Balanced Subaccount                                         1,558            1,828             (270)
Janus Aspen Capital Appreciation Subaccount                               389              438              (49)
Janus Aspen Growth Subaccount                                           3,899            6,593           (2,694)
Janus Aspen Growth and Income Subaccount                                1,719            2,983           (1,264)
Janus Aspen Worldwide Growth Subaccount                                 2,958            3,921             (963)

J.P. MORGAN SERIES TRUST II:
J.P. Morgan Small Company Subaccount                                    1,358            1,361               (3)

PIMCO VARIABLE INSURANCE TRUST:
PIMCO Foreign Bond Subaccount                                              85              102              (17)
PIMCO Low Duration Subaccount                                              43               48               (5)

SCUDDER VARIABLE SERIES I:
Scudder  21st Century Growth Subaccount                                 6,334            4,741            1,593
Scudder Bond Subaccount                                                 2,094            1,714              380
Scudder Capital Growth Subaccount                                       3,382            2,693              689
Scudder Global Discovery Subaccount                                     4,749            4,168              581
Scudder Growth and Income Subaccount                                    4,972            4,320              652
Scudder Health Sciences Subaccount                                      6,424            4,414            2,010
Scudder International Subaccount                                      140,500          138,139            2,361
Scudder Money Market Subaccount                                             4                7               (3)

SCUDDER VARIABLE SERIES II:
Scudder Aggressive Growth Subaccount                                    3,397            3,326               71
Scudder Blue Chip Subaccount                                            8,421            9,032             (611)
Scudder Contrarian Value Subaccount                                    13,582           17,038           (3,456)
Scudder Global Blue Chip Subaccount                                     2,641            2,176              465
Scudder Government Securities Subaccount                               38,240           29,363            8,877
Scudder Growth Subaccount                                               8,300           19,296          (10,996)
Scudder High Income Subaccount                                         27,915           32,435           (4,520)
Scudder International Select Equity Subaccount                         15,466           18,269           (2,803)
Scudder Investment Grade Bond Subaccount                               14,398           12,146            2,252
Scudder Money Market Subaccount                                     1,059,200        1,133,637          (74,437)
Scudder New Europe Subaccount                                           3,192            5,583           (2,391)
Scudder Small Cap Growth Subaccount                                    49,142           53,749           (4,607)
Scudder Strategic Income Subaccount                                     3,920            3,094              826
Scudder Technology Growth Subaccount                                   15,587           13,042            2,545
Scudder Total Return Subaccount                                        10,317           26,363          (16,046)
SVS Davis Venture Value Subaccount                                     16,239           11,039            5,200
SVS Dreman Financial Services Subaccount                                4,811            3,805            1,006
SVS Dreman High Return Equity Subaccount                               30,845           21,435            9,410
SVS Dreman Small Cap Value Subaccount                                  39,866           29,945            9,921
SVS Eagle Focused Large Cap Growth Subaccount                           5,982            3,933            2,049
SVS Focus Value + Growth Subaccount                                     5,198            7,614           (2,416)
SVS Index 500 Subaccount                                               26,664           21,122            5,542
SVS INVESCO Dynamic Growth Subaccount                                   3,274            2,456              818
SVS Janus Growth and Income Subaccount                                 15,764           12,010            3,754
SVS Janus Growth Opportunities Subaccount                              12,792           10,114            2,678
SVS Oak Strategic Equity Subaccount                                     8,384            6,072            2,312
SVS Turner Mid-Cap Growth Subaccount                                    8,766            5,468            3,298

(6) UNIT VALUES AND FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the two years in the period ended December 31, 2002, follows.

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)   LOWEST  HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
THE ALGER AMERICAN FUND:
Alger American Balanced Subaccount:
2002                                              10,165 $  8.857 $  9.684 $  90,036       1.78%    1.40%    2.05%   -5.43%   -0.08%
2001                                               8,205   10.240   10.240    84,021       1.99%    1.40%    1.40%   -3.29%   -3.29%
Alger American Growth Subaccount:
2002                                                 445    8.649   34.560    15,059       0.04%    1.00%    3.00%  -33.66%   -7.97%
2001                                                 423   40.912   52.093    21,732      14.04%    1.00%    3.00%  -12.95%   13.13%
Alger American Leveraged AllCap Subaccount:
2002                                               9,225    5.281    8.763    48,717       0.01%    1.40%    2.05%  -34.82%   -4.68%
2001                                               9,057    8.103    8.103    73,387       3.24%    1.40%    1.40%  -17.09%  -17.09%
Alger American MidCap Growth Subaccount
2002                                                 383    9.079   19.771     7,526        N/A     1.00%    3.00%  -30.24%   -1.39%
2001                                                 173   28.092   28.342     4,678      33.96%    1.00%    3.00%   -8.01%   -4.13%
Alger American Small Capitalization Subaccount
2002                                                 174    9.454   23.018     3,316        N/A     1.00%    3.00%  -26.96%    2.53%
2001                                                 119   16.250   31.513     3,635       0.05%    1.00%    3.00%  -30.78%  -13.54%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
American Century VP Income & Growth Subaccount
2002                                               2,918    4.947    9.514    14,727       0.53%    1.00%    3.00%  -20.99%    1.88%
2001                                                 853    6.323    6.395     5,410       0.83%    1.00%    3.00%   -9.82%   -8.37%
American Century VP Value Subaccount
2002                                               3,642    6.224    9.636    23,981       6.91%    1.00%    3.00%  -14.55%    1.63%
2001                                               3,071    7.350    7.723    23,380       0.53%    1.00%    3.00%    7.38%   11.70%

CREDIT SUISSE TRUST:
Credit Suisse Trust Emerging Markets Subaccount
2002                                               2,581    7.203    8.660    19,348       0.23%    1.00%    3.00%  -13.34%   -4.47%
2001                                               1,937    8.326    8.611    16,663        N/A     1.00%    3.00%  -11.37%  -10.51%
Credit Suisse Trust Global Post-Venture Capital
 Subaccount
2002                                               1,990    5.725    8.299    11,395        N/A     1.40%    2.05%  -35.07%   -8.69%
2001                                               1,586    8.818    8.818    13,982        N/A     1.40%    1.40%  -29.62%  -29.62%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
 INC.:
Dreyfus Socially Responsible Growth Subaccount
2002                                               1,731    5.299   19.078    11,679       0.23%    1.00%    3.00%  -29.93%  -29.65%
2001                                               1,620    7.563   27.119    15,699       0.07%    1.00%    3.00%  -23.91%  -16.84%

DREYFUS INVESTMENT PORTFOLIOS:
Dreyfus I.P. Mid Cap Stock Subaccount
2002                                              10,438    9.522    9.664   100,874       0.33%    1.40%    2.05%  -13.70%    1.58%
2001                                               7,541   11.199   11.199    84,453       0.27%    1.40%    1.40%   -4.60%   -4.60%

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)  LOWEST   HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
Fidelity VIP Equity Income Subaccount
2002                                               1,845 $  9.334 $ 25.609 $  44,934       4.04%    1.00%    3.00%  -17.77%    0.96%
2001                                               1,659   22.475   31.143    50,216       5.91%    1.00%    3.00%   -6.46%   -5.90%
Fidelity VIP Growth Subaccount
2002                                               1,600    9.210   35.347    53,797       0.25%    1.00%    3.00%  -30.80%    0.59%
2001                                               1,643   33.204   51.078    81,527       6.97%    1.00%    3.00%  -19.03%  -13.14%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
Fidelity VIP II Asset Manager Subaccount
2002                                                 292   19.957   20.546     5,884       4.03%    1.00%    2.80%  -10.56%   -9.63%
2001                                                 323   22.326   22.736     7,226       5.70%    1.00%    2.80%   -5.40%   -5.05%
Fidelity VIP II Contrafund Subaccount
2002                                               2,401    9.558   23.079    54,054       0.85%    1.00%    3.00%  -10.25%    0.22%
2001                                               2,475   19.897   25.714    62,588       3.63%    1.00%    3.00%  -13.68%   -5.32%
Fidelity VIP II Index 500 Subaccount
2002                                                 940    9.460  106.090    97,664       1.24%    1.00%    3.00%  -23.02%    1.56%
2001                                               1,087  127.922   137.84   146,877       1.10%    1.00%    3.00%  -13.75%   -9.67%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
 TRUST:
Templeton Developing Markets Securities
 Subaccount
2002                                                   3    8.725    8.725        29        N/A     1.40%    1.40%   -1.53%   -1.53%
2001                                                   3    8.860    8.860        30        N/A     1.40%    1.40%  -12.68%  -12.68%

ING VP EMERGING MARKETS FUND, INC.:
ING VP Emerging Markets Fund Subaccount
2002                                                 807    4.635    6.628     5,236        N/A     1.00%    2.80%  -11.15%  -10.23%
2001                                                 713    7.247    7.384     5,432      21.69%    1.00%    2.80%  -11.67%  -11.31%

ING VP NATURAL RESOURCES TRUST:
ING VP  Natural Resources Trust Subaccount
2002                                                 242   12.422   12.826     3,033       0.19%    1.00%    2.80%   -4.06%   -3.07%
2001                                                 257   12.958   13.232     3,252        N/A     1.00%    2.80%  -17.13%  -16.77%

INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF-Utilities Subaccount
2002                                               1,638    5.340    9.919     8,747       0.59%    1.40%    2.05%  -21.42%    4.21%
2001                                               1,004    6.796    6.796     6,825       0.92%    1.40%    1.40%  -32.30%  -32.30%

JANUS ASPEN SERIES:
Janus Aspen Aggressive Growth Subaccount
2002                                               3,312    9.491   17.494    56,666        N/A     1.00%    3.00%  -28.65%    1.24%
2001                                               3,396   21.725   24.518    81,659        N/A     1.00%    3.00%  -40.63%  -23.00%
Janus Aspen Balanced Subaccount
2002                                               5,660    9.836   25.699   141,809       2.44%    1.00%    3.00%   -7.37%    0.33%
2001                                               5,930   22.896   27.744   161,184       2.59%    1.00%    3.00%   -6.17%   -4.07%

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)  LOWEST   HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
JANUS ASPEN SERIES (CONTINUED):
Janus Aspen Capital Appreciation Subaccount
2002                                                 193 $  7.035 $  7.035 $   1,356       0.59%    1.40%    1.40%  -16.84%  -16.84%
2001                                                 242    8.459    8.459     2,043       1.17%    1.40%    1.40%  -23.67%  -23.67%
Janus Aspen Growth Subaccount
2002                                               9,555    7.687   17.102   110,021        N/A     1.00%    3.00%  -27.24%  -16.12%
2001                                              12,249   10.607   23.504   189,564       0.25%    1.00%    3.00%  -26.05%  -21.32%
Janus Aspen Growth and Income Subaccount
2002                                               3,720   11.570   11.570    43,040       0.77%    1.40%    1.40%  -22.62%  -22.62%
2001                                               4,984   14.953   14.953    74,529       1.32%    1.40%    1.40%  -14.57%  -14.57%
Janus Aspen Worldwide Growth Subaccount
2002                                               5,892    8.991   23.259   134,031       0.86%    1.00%    3.00%  -26.24%   -3.80%
2001                                               6,855   28.344   31.533   212,598       0.45%    1.00%    3.00%  -23.77%  -16.33%

J.P. MORGAN SERIES TRUST II:
J.P. Morgan Small Company Subaccount
2002                                                 800    9.176   10.538     8,265       0.24%    1.00%    3.00%  -22.43%    0.82%
2001                                                 803   12.972   13.584    10,764       0.03%    1.00%    3.00%   -9.54%   -3.47%

PIMCO VARIABLE INSURANCE TRUST:
PIMCO Foreign Bond Subaccount
2002                                                  18   11.841   11.841       210       4.34%    1.40%    1.40%    6.68%    6.68%
2001                                                  35   11.099   11.099       389       4.37%    1.40%    1.40%    6.77%    6.77%
PIMCO Low Duration Subaccount
2002                                                  19   11.998   11.998       231       3.94%    1.40%    1.40%    5.57%    5.57%
2001                                                  24   11.366   11.366       278       6.16%    1.40%    1.40%    6.73%    6.73%

SCUDDER VARIABLE SERIES I:
Scudder 21st Century Growth Subaccount
2002                                               5,790    3.598    9.232    20,833        N/A     1.40%    2.05%  -42.07%   -1.78%
2001                                               4,197    6.211    6.211    26,068        N/A     1.40%    1.40%  -24.15%  -24.15%
Scudder Bond Subaccount
2002                                               2,214    7.424   11.785    17,198       6.35%    1.00%    3.00%    5.54%    6.17%
2001                                               1,834    7.034   11.100    13,450       3.25%    1.00%    3.00%    2.42%    5.47%
Scudder Capital Growth Subaccount
2002                                               5,041    7.124   14.451    36,569       0.35%    1.00%    3.00%  -29.89%  -24.13%
2001                                               4,352   10.201   20.611    45,339       9.97%    1.00%    3.00%  -20.72%  -14.48%
Scudder Global Discovery Subaccount
2002                                               7,117    9.017    9.402    64,171        N/A     1.40%    2.05%  -17.62%   -6.11%
2001                                               6,536   11.412   11.412    74,591       1.60%    1.40%    1.40%  -25.64%  -25.64%
Scudder Growth and Income Subaccount
2002                                               5,766    6.464    9.274    37,291       1.06%    1.40%    2.05%  -24.19%   -0.70%
2001                                               5,114    8.527    8.693    43,629       2.74%    1.40%    1.40%  -13.30%  -12.52%
Scudder Health Sciences Subaccount
2002                                               6,232    8.002   10.906    49,863        N/A     1.40%    2.05%  -24.16%    1.28%
2001                                               4,222   10.551   10.551    44,542        N/A     1.40%    1.40%    5.51%    5.51%

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)  LOWEST   HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
SCUDDER VARIABLE SERIES I (CONTINUED):
Scudder International Subaccount
2002                                              12,444 $  6.354 $  8.882 $  83,409       0.88%    1.00%    3.00%  -19.49%  -17.17%
2001                                              10,083    7.892   10.723    82,158      16.43%    1.00%    3.00%  -32.11%  -23.44%
Scudder Money Market Subaccount
2002                                                   3   10.308   10.783        30        N/A     1.40%    1.40%    0.09%    1.49%
2001                                                   6   10.773   10.773        65       4.26%    1.40%    1.40%    2.41%    2.41%

SCUDDER VARIABLE SERIES II:
Scudder Aggressive Growth Subaccount
2002                                               4,070    6.853    9.837    27,890       0.45%    1.40%    2.05%  -27.08%   -1.85%
2001                                               3,999   10.022   10.022    40,084       0.85%    1.40%    1.40%  -22.84%  -22.84%
Scudder Blue Chip Subaccount
2002                                              16,215    0.896    9.379    78,102       0.40%    1.25%    2.05%  -23.08%   -3.11%
2001                                              16,826    1.164    9.680    97,162       0.36%    1.25%    1.40%  -16.97%  -16.86%
Scudder Contrarian Value Subaccount
2002                                              35,977    1.484    9.162   113,597       1.57%    1.00%    2.80%  -16.69%  -16.05%
2001                                              39,433    1.799   10.913   128,715       1.50%    1.00%    2.80%    0.46%    0.85%
Scudder Global Blue Chip Subaccount
2002                                               2,745    8.331    9.319    22,865       0.65%    1.40%    2.05%  -10.43%   -7.08%
2001                                               2,280   10.029   10.029    22,866       2.07%    1.40%    1.40%    1.40%    1.40%
Scudder Government Securities Subaccount
2002                                              50,525    1.275   12.676   237,363       3.09%    1.00%    3.00%    5.67%    6.56%
2001                                              41,648    1.218   11.896   160,645       3.48%    1.00%    3.00%    3.52%    6.64%
Scudder Growth Subaccount
2002                                              54,587    1.360    9.431   178,843        N/A     1.00%    3.00%  -30.28%    0.73%
2001                                              65,583    1.951    8.272   302,393       8.78%    1.00%    3.00%  -23.67%  -14.32%
Scudder High Income Subaccount
2002                                              40,754    0.778   10.239   179,672       9.68%    1.00%    3.00%   -2.50%    5.29%
2001                                              45,274    0.805    9.271   189,316      11.65%    1.00%    3.00%   -2.72%    1.61%
Scudder International Select Equity Subaccount
2002                                              36,850    1.299    9.202    75,047       0.42%    1.00%    2.80%  -15.22%   -1.69%
2001                                              39,653    1.547    7.918    72,774      16.11%    1.00%    2.80%  -25.53%  -25.18%
Scudder Investment Grade Bond Subaccount
2002                                              17,704    1.188   12.110    99,482       3.12%    1.00%    3.00%    5.63%    6.52%
2001                                              15,452    1.135   11.369    64,981       3.41%    1.00%    3.00%    2.24%    4.66%
Scudder Money Market Subaccount
2002                                              54,362    0.990   12.056   306,311       1.39%    1.00%    3.00%   -0.86%    1.36%
2001                                             128,799    1.008   11.894   407,432       3.31%    1.00%    3.00%    0.94%    3.85%
Scudder New Europe Subaccount
2002                                                   -      N/A      N/A         -       2.29%    1.40%    1.40%     N/A      N/A
2001                                               2,391    6.576    6.576    15,722       1.33%    1.40%    1.40%  -30.83%  -30.83%
Scudder Small Cap Growth Subaccount
2002                                              45,002    0.817    9.660   100,125        N/A     1.00%    3.00%  -34.93%    1.94%
2001                                              49,609    1.267    9.348   152,170      12.86%    1.00%    3.00%  -32.12%  -16.19%

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)  LOWEST   HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
SCUDDER VARIABLE SERIES II (CONTINUED):
Scudder Strategic Income Subaccount
2002                                               2,400 $  1.204 $ 11.507 $  24,573       2.28%    1.25%    1.40%    9.77%    9.93%
2001                                               1,574    1.095   10.483    11,501       0.61%    1.25%    1.40%    3.78%    3.92%
Scudder Technology Growth Subaccount
2002                                              28,007    0.575    9.317   145,624       0.11%    1.00%    3.00%  -36.79%    2.62%
2001                                              25,462    0.920    9.079   217,576       0.18%    1.00%    3.00%  -33.63%   -7.58%
Scudder Total Return Subaccount
2002                                              83,840    1.624    9.636   416,026       2.89%    1.00%    3.00%  -16.22%   -9.23%
2001                                              99,886    1.939   10.615   566,841       6.75%    1.00%    3.00%   -7.39%   -5.62%
SVS Davis Venture Value Subaccount
2002                                              14,493    7.816    9.666   113,303       0.15%    1.40%    2.05%  -16.95%    1.47%
2001                                               9,293    9.412    9.412    87,458        N/A     1.40%    1.40%   -5.88%   -5.88%
SVS Dreman Financial Services Subaccount
2002                                               5,697    9.562    9.930    56,572       0.88%    1.40%    2.05%   -9.78%   -0.02%
2001                                               4,691   11.006   11.006    51,630       0.97%    1.40%    1.40%   -6.17%   -6.17%
SVS Dreman High Return Equity Subaccount
2002                                              33,048    9.436    9.591   316,953       1.39%    1.40%    2.05%  -19.17%   -1.19%
2001                                              23,638   11.674   11.865   280,450       0.60%    1.40%    1.40%   -0.34%    0.29%
SVS Dreman Small Cap Value Subaccount
2002                                              43,904    1.116    8.945   149,053       0.41%    1.00%    2.80%  -13.13%  -12.10%
2001                                              33,983    1.285   10.177   113,833        N/A     1.00%    2.80%   16.04%   16.49%
SVS Eagle Focused Large Cap Growth Subaccount
2002                                               6,095    6.652    9.142    40,566        N/A     1.40%    2.05%  -28.35%   -2.40%
2001                                               4,046    9.367    9.367    37,898        N/A     1.40%    1.40%  -18.10%  -18.10%
SVS Focus Value + Growth Subaccount
2002                                              16,459    1.106    9.366    39,194       0.56%    1.00%    2.80%  -27.38%   -4.81%
2001                                              18,875    1.538    9.839    51,767       6.41%    1.00%    2.80%  -15.56%  -15.21%
SVS Index 500 Subaccount
2002                                              23,118    6.334    9.461   146,428       0.55%    1.40%    2.05%  -23.41%    1.62%
2001                                              17,576    8.270    8.270   145,352       0.29%    1.40%    1.40%  -13.27%  -13.27%
SVS INVESCO Dynamic Growth Subaccount
2002                                               3,074    5.940    9.589    18,257        N/A     1.40%    2.05%  -31.87%    4.47%
2001                                               2,256    8.718    8.718    19,666        N/A     1.40%    1.40%  -12.82%  -12.82%
SVS Janus Growth and Income Subaccount
2002                                              17,677    5.952    9.235   105,208       0.66%    1.40%    2.05%  -21.65%   -0.56%
2001                                              13,923    7.597    7.597   105,768       0.42%    1.40%    1.40%  -13.50%  -13.50%
SVS Janus Growth Opportunities Subaccount
2002                                              17,795    4.255    9.603    75,716        N/A     1.40%    2.05%  -31.58%    1.35%
2001                                              15,117    6.219    6.219    94,012        N/A     1.40%    1.40%  -24.75%  -24.75%

                                                           AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR VALUE     NET    INVESTMENT  EXPENSE RATIO(b)  TOTAL RETURN(c)
                                                 UNITS   ----------------- ASSETS(d)   INCOME    ----------------  ----------------
                                                 (000s)  LOWEST   HIGHEST    (000s)   RATIO(a)   LOWEST   HIGHEST  LOWEST   HIGHEST
                                                -------- -------- -------- --------- ----------  -------  -------  -------  -------
SCUDDER VARIABLE SERIES II (CONTINUED):
SVS Oak Strategic Equity Subaccount
2002                                               7,019 $  4.474 $  9.015 $  31,408        N/A     1.40%    2.05%  -40.57%    1.52%
2001                                               4,707    7.529    7.529    35,442        N/A     1.40%    1.40%  -24.71%  -24.71%
SVS Turner Mid-Cap Growth Subaccount
2002                                               7,947    5.842    9.446    46,432        N/A     1.40%    2.05%  -33.21%    0.48%
2001                                               4,649    8.748    8.748    40,665        N/A     1.40%    1.40%  -12.52%  -12.52%

(a) This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(b) This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

(c) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(d) Net Assets equals Contract Owners' Equity.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the "Company") at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   As discussed in Note 1 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, as of December 31, 2002.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
March 21, 2003

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (in thousands, except share data)

                                                                                  December 31, December 31,
                                                                                      2002         2001
                                                                                  ------------ ------------
Assets
   Fixed maturity securities, available-for-sale, at fair value (amortized cost:
     December 31, 2002, $3,313,920; December 31, 2001, $3,057,139)............... $ 3,420,773  $ 3,094,560
   Equity securities (cost: December 31, 2002, $52,627; December 31, 2001,
     $65,473)....................................................................      58,615       67,731
   Short-term investments........................................................          --      159,105
   Joint venture mortgage loans..................................................     114,061      104,303
   Third-party mortgage loans....................................................      57,985       63,897
   Other real estate-related investments.........................................       5,645        8,240
   Policy loans..................................................................     223,888      239,787
   Other invested assets.........................................................       2,491       20,799
                                                                                  -----------  -----------
       Total investments.........................................................   3,883,458    3,758,422
   Cash..........................................................................      47,436       57,374
   Accrued investment income.....................................................     148,549      140,762
   Reinsurance recoverable.......................................................     433,566      240,536
   Deferred insurance acquisition costs..........................................     431,915      381,506
   Value of business acquired....................................................      53,600       75,806
   Goodwill......................................................................          --      178,418
   Other intangible assets.......................................................       5,502        6,261
   Deferred income taxes.........................................................      73,228       95,688
   Federal income tax receivable.................................................      11,232       13,866
   Receivable on sales of securities.............................................          --        2,100
   Fixed assets..................................................................       3,179        5,619
   Other assets and receivables..................................................      27,241       24,717
   Assets held in separate accounts..............................................  13,547,376   13,108,753
                                                                                  -----------  -----------
       Total assets.............................................................. $18,666,282  $18,089,828
                                                                                  ===========  ===========
Liabilities
   Future policy benefits........................................................ $ 4,111,063  $ 3,634,161
   Other policyholder benefits and funds payable.................................     203,159      436,449
   Other accounts payable and liabilities........................................      80,905       92,472
   Liabilities related to separate accounts......................................  13,547,376   13,108,753
                                                                                  -----------  -----------
       Total liabilities.........................................................  17,942,503   17,271,835
                                                                                  -----------  -----------
Commitments and contingent liabilities...........................................          --           --
Stockholder's equity
   Capital stock--$10 par value, authorized 300,000 shares; outstanding
     250,000 shares..............................................................       2,500        2,500
   Additional paid-in capital....................................................     841,633      804,347
   Accumulated other comprehensive income........................................      54,009       16,551
   Retained deficit..............................................................    (174,363)      (5,405)
                                                                                  -----------  -----------
       Total stockholder's equity................................................     723,779      817,993
                                                                                  -----------  -----------
       Total liabilities and stockholder's equity................................ $18,666,282  $18,089,828
                                                                                  ===========  ===========

         See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                (in thousands)

                                                                             Year Ended December 31,
                                                                         -------------------------------
                                                                            2002       2001       2000
                                                                         ---------  ---------  ---------
Revenue
   Net investment income................................................ $ 228,330  $ 269,419  $ 257,470
   Realized investment gains (losses)...................................      (779)    20,660     (8,277)
   Premium income.......................................................     1,002        486      8,394
   Separate account fees and charges....................................   110,013     70,993     68,293
   Other income.........................................................    42,196     36,739     35,030
                                                                         ---------  ---------  ---------
       Total revenue....................................................   380,762    398,297    360,910
                                                                         ---------  ---------  ---------
Benefits and Expenses
   Interest credited to policyholders...................................   152,945    159,127    152,289
   Claims incurred and other policyholder benefits......................    62,613     21,933     13,718
   Taxes, licenses and fees.............................................    19,244     10,714     17,861
   Commissions..........................................................   111,461    179,585    114,162
   Operating expenses...................................................    67,474     66,026     61,671
   Deferral of insurance acquisition costs..............................   (96,509)  (166,202)  (104,608)
   Amortization of insurance acquisition costs..........................    34,941     18,052     23,231
   Amortization of value of business acquired...........................    20,751     15,606     19,926
   Goodwill impairment..................................................   156,511         --         --
   Amortization of goodwill.............................................        --     12,744     12,744
   Amortization of other intangible assets..............................       759        961        368
                                                                         ---------  ---------  ---------
       Total benefits and expenses......................................   530,190    318,546    311,362
                                                                         ---------  ---------  ---------
   Income (loss) before income tax expense (benefit) and cumulative
     effect of accounting change, net of tax............................  (149,428)    79,751     49,548
   Income tax expense (benefit).........................................    (2,377)    28,154      1,247
                                                                         ---------  ---------  ---------
   Net income (loss) before cumulative effect of accounting change, net
     of tax.............................................................  (147,051)    51,597     48,301
   Cumulative effect of accounting change, net of tax...................   (21,907)        --         --
                                                                         ---------  ---------  ---------
       Net income (loss)................................................ $(168,958) $  51,597  $  48,301
                                                                         =========  =========  =========


         See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                (in thousands)

                                                                                  Year Ended December 31,
                                                                               -----------------------------
                                                                                  2002      2001      2000
                                                                               ---------  --------  --------
Net income (loss)............................................................. $(168,958) $ 51,597  $ 48,301
                                                                               ---------  --------  --------
Other comprehensive income (loss), before tax:
   Unrealized holding gains (losses) on investments arising during period:
   Unrealized holding gains on investments....................................    80,067    54,155    61,487
   Adjustment to value of business acquired...................................    (1,786)   (5,914)   (3,400)
   Adjustment to deferred insurance acquisition costs.........................   (15,344)   (1,050)     (230)
                                                                               ---------  --------  --------
       Total unrealized holding gains on investments arising during
         period...............................................................    62,937    47,191    57,857
                                                                               ---------  --------  --------
Less reclassification adjustments for items included in net income (loss):
   Adjustment for (gains) losses included in realized investment gains
     (losses).................................................................    19,394    (9,203)  (24,583)
   Adjustment for amortization of premium on fixed maturities included in
     net investment income....................................................    (9,400)   (5,732)   (4,538)
   Adjustment for (gains) losses included in amortization of value of
     business acquired........................................................      (331)   (1,705)      214
   Adjustment for (gains) losses included in amortization of insurance
     acquisition costs........................................................    (4,185)    6,395        13
                                                                               ---------  --------  --------
          Total reclassification adjustments for items included in net
            income (loss).....................................................     5,478   (10,245)  (28,894)
                                                                               ---------  --------  --------
Other comprehensive income, before related income tax expense
  (benefit)...................................................................    57,459    57,436    86,751
Related income tax expense (benefit)..........................................    20,001     8,167    (1,350)
                                                                               ---------  --------  --------
          Other comprehensive income, net of tax..............................    37,458    49,269    88,101
                                                                               ---------  --------  --------
          Comprehensive income (loss)......................................... $(131,500) $100,866  $136,402
                                                                               =========  ========  ========



         See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                (in thousands)

                                                                       Year Ended December 31,
                                                                   ------------------------------
                                                                      2002      2001       2000
                                                                   ---------  --------  ---------
Capital stock, beginning and end of period........................ $   2,500  $  2,500  $   2,500
                                                                   ---------  --------  ---------
Additional paid-in capital, beginning of period...................   804,347   804,347    804,347
Capital contributions from parent.................................    37,286        --         --
                                                                   ---------  --------  ---------
Additional paid-in-capital, end of period.........................   841,633   804,347    804,347
                                                                   ---------  --------  ---------
Accumulated other comprehensive income (loss), beginning of period    16,551   (32,718)  (120,819)
Other comprehensive income, net of tax............................    37,458    49,269     88,101
                                                                   ---------  --------  ---------
   End of period..................................................    54,009    16,551    (32,718)
                                                                   ---------  --------  ---------
Retained deficit, beginning of period.............................    (5,405)  (44,002)   (56,023)
Net income (loss).................................................  (168,958)   51,597     48,301
Dividends to parent...............................................        --   (13,000)   (36,280)
                                                                   ---------  --------  ---------
   End of period..................................................  (174,363)   (5,405)   (44,002)
                                                                   ---------  --------  ---------
       Total stockholder's equity................................. $ 723,779  $817,993  $ 730,127
                                                                   =========  ========  =========




         See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                (in thousands)

                                                                             Year Ended December 31,
                                                                       -----------------------------------
                                                                           2002         2001        2000
                                                                       -----------  -----------  ---------
Cash flows from operating activities
   Net income (loss).................................................. $  (168,958) $    51,597  $  48,301
   Reconciliation of net income (loss) to net cash from operating activities:
       Realized investment (gains) losses.............................         779      (20,660)     8,277
       Interest credited and other charges............................     188,926      169,084    142,344
       Deferred insurance acquisition costs, net......................     (61,569)    (148,150)   (81,377)
       Amortization of value of business acquired.....................      20,751       15,606     19,926
       Amortization of goodwill.......................................          --       12,744     12,744
       Goodwill impairment............................................     156,511           --         --
       Amortization of discount and premium on investments............       9,400        5,731      4,538
       Amortization of other intangible assets........................         759          961        368
       Deferred income taxes..........................................       2,458       16,927    (25,930)
       Net change in current federal income taxes.....................       2,634       (5,063)   (18,593)
       Benefits and premium taxes due related to separate account
         business-owned life insurance................................      11,521       (6,392)   (61,476)
       Funds withheld account transfer................................    (222,500)          --         --
       Cumulative effect of accounting change, net of tax.............      21,907           --         --
       Change in premium suspense.....................................     (43,625)      41,938        657
       Other, net.....................................................     (13,116)     (36,818)    41,720
                                                                       -----------  -----------  ---------
          Net cash flow from operating activities.....................     (94,122)      97,505     91,499
                                                                       -----------  -----------  ---------
Cash flows from investing activities
   Cash from investments sold or matured:
       Fixed maturity securities held to maturity.....................     198,824      281,664    170,465
       Fixed maturity securities sold prior to maturity...............   2,307,588    1,331,168    589,933
       Equity securities..............................................      17,435           --      1,271
       Mortgage loans, policy loans and other invested assets.........      76,382       60,495     73,177
   Cost of investments purchased or loans originated:
       Fixed maturity securities......................................  (2,757,149)  (1,481,699)  (569,652)
       Equity securities..............................................      (4,244)          --     (1,264)
       Mortgage loans, policy loans and other invested assets.........     (48,722)     (41,395)   (47,109)
       Investment in subsidiaries.....................................          --       (2,690)    (4,899)
   Short-term investments, net........................................     159,105     (143,205)    26,491
   Net change in receivable and payable for securities transactions...      12,928        6,186     (4,786)
   Net change in other assets.........................................       2,440        2,248     (5,141)
                                                                       -----------  -----------  ---------
          Net cash from investing activities..........................     (35,413)      12,772    228,486
                                                                       -----------  -----------  ---------
Cash flows from financing activities
   Policyholder account balances:
       Deposits.......................................................     601,045      680,106    608,363
       Withdrawals....................................................    (505,674)    (733,521)  (881,888)
   Capital contributions..............................................      37,286           --         --
   Dividends to parent................................................          --      (13,000)   (36,280)
   Cash overdrafts....................................................     (13,060)     (20,589)    11,906
                                                                       -----------  -----------  ---------
          Net cash from financing activities..........................     119,597      (87,004)  (297,899)
                                                                       -----------  -----------  ---------
          Net increase (decrease) in cash.............................      (9,938)      23,273     22,086
Cash, beginning of period.............................................      57,374       34,101     12,015
                                                                       -----------  -----------  ---------
Cash, end of period................................................... $    47,436  $    57,374  $  34,101
                                                                       ===========  ===========  =========

         See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

  Basis of presentation

   Kemper Investors Life Insurance Company and its subsidiaries ("the Company") issue fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. Zurich Life Insurance Company of New York ("ZLICONY"), formerly Zurich Kemper Life Insurance Company of New York, a wholly-owned subsidiary, received its license from the State of New York early in 2001 and began writing business in May of 2001. The Company also owns the PMG group of companies ("PMG"), acquired in 2000, and Investors Brokerage Services, Inc. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), a holding company. ZHCA is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a Swiss holding company.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 2001 and 2000 consolidated financial statements in order for them to conform to the 2002 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2002, 2001 and for the three years in the period ended December 31, 2002, have been prepared in conformity with Accounting Principles Generally Accepted in the United States of America ("GAAP").

  Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturity and equity securities, the valuation allowance for deferred income taxes, the calculation of fair value disclosures for certain financial instruments and future policy benefit reserves.

  Goodwill and other intangibles

   In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), Goodwill and Other Intangible Assets. SFAS 142 primarily addresses the accounting that must be applied to goodwill and intangible assets subsequent to their acquisition. Effective January 1, 2002, SFAS 142 requires that goodwill and indefinite-lived intangible assets no longer be amortized, but be tested, at least annually, for impairment at the reporting unit level.

   In conjunction with management's focus on line of business operations, the Company's goodwill was tested for impairment at the life insurance and annuities operating segment level based on the guidance under SFAS 142. As a result of the testing performed, an impairment of $21.9 million was recorded in the annuities segment as of June 30, 2002 due to more conservative growth assumptions based on the market's volatility over the last few years. The fair value of that segment was estimated using expected present value of future cash flows for both current business in-force and future production estimates.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In September 2002, the board of directors of the Company's indirect, 100% shareholder, Zurich Financial Services Group ("the Group"), approved a plan designed to improve the profitability of the Group and its subsidiaries. Under this plan, the Group considered a number of strategic options, the completion of which could have a significant impact on the recoverability of the carrying value of certain assets. Among the assets affected by the approval of the plan is the goodwill associated with the 1996 acquisition of the Zurich Life companies by ZFS. The Company filed its Form 10-Q for the period ended June 30, 2002 prior to the Group board's action. As a result, the Company recorded the complete write-down of the remaining goodwill of $156.5 million in the third quarter of 2002, the period during which the Company became aware of this action by the Group's board of directors.

   Other definite-lived, intangible assets of $7.6 million, recorded in 2001 and 2000 in connection with the purchase of PMG, continue to be amortized on a straight-line basis over a ten-year period.

  Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2007 are as follows:

                                                      Projected
                              Beginning              Accretion Of Ending
      Year Ended December 31,  Balance  Amortization   Interest   Balance
      ----------------------- --------- ------------ ------------ -------
      (in thousands)
           2000 (actual)..... $113,111    $(26,805)     $6,879    $93,185
           2001 (actual).....   93,185     (21,394)      5,788     77,579
           2002 (actual).....   77,579     (24,464)      3,713     56,828
           2003..............   56,828     (12,977)      3,073     46,924
           2004..............   46,924     (11,795)      2,479     37,608
           2005..............   37,608      (9,585)      2,000     30,023
           2006..............   30,023      (8,321)      1,584     23,286
           2007..............   23,286      (7,624)      1,201     16,863

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturity securities held as available-for-sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment decreased the value of business acquired by $3.2 million as of December 31, 2002 and by $1.8 million as of December 31, 2001. This adjustment increased the value of business acquired by $2.4 million as of December 31, 2000. Accumulated other comprehensive income decreased by approximately $2.1 million as of December 31, 2002 and $1.2 million as of December 31, 2001, due to this adjustment and increased accumulated other comprehensive income by approximately $1.6 million as of December 31, 2000.

  Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income and realized capital gains, policy charges such as mortality, expense and surrender charges,

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES and expense loads for premium taxes on certain contracts. Expenses consist of benefits in excess of account balances and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs and value of business acquired.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

  Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

  Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturity securities held as available-for-sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term life insurance products are being amortized over the premium paying period of the policies.

  Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. A liability has been established for guaranteed death benefits in excess of account values. The guaranteed retirement income benefit ("GRIB") is an optional benefit to the DESTINATIONS/SM/ variable annuity, for an additional asset-based fee. It allows for a proxy account value, called the GRIB Base, to be applied to the guaranteed annuity factors (settlement option purchase rates) in the contract. The GRIB Base prior to attained age 80 is the greatest of:

  .  the contract value (account value),

  .  the greatest anniversary value before the exercise (annuitization) date, or

  . purchase payments minus previous withdrawals, accumulated at 5 percent interest per year to the annuitization date.

   GRIB reserves have been established to cover the present value of future benefits for policies that were deemed to have elected annuitization. In accordance with current GAAP guidance, no additional liabilities for future policy benefits related to guaranteed living benefits have been established.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Current interest rates credited during the contract accumulation period range from 0.5 percent to 12.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.5 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 4.5 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 6.0 percent to 7.3 percent over 20 years.

  Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2002 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

  Invested assets and related income

   Investments in fixed maturity securities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease are carried primarily at cost, net of any applicable reserves or write-downs.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense and unrealized losses are tax benefited. However, the tax benefits from unrealized losses are offset by a valuation allowance, where appropriate.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivative instruments

   The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty. The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2002, the Company paid
$3.8 million as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts. At December 31, 2002, and 2001 an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $8.1 million and $5.0 million, respectively. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheets.

  Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contractholders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contractholders. The assets and liabilities of the separate accounts are carried at fair value.

  Income tax

   The Company will file a consolidated federal income tax return with Zurich Holding Company of America, beginning with the 2002 tax year. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company received a federal income tax refund of $2.7 million in 2002 and paid taxes of $19.8 million and $43.9 million directly to the United States Treasury Department during 2001 and 2000, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturity securities are considered available-for-sale. The carrying value of fixed maturity securities compared with amortized cost, adjusted for other-than-temporary declines in value, and estimated unrealized gains and losses, were as follows:


                                                                                    Estimated Unrealized
                                                               Carrying  Amortized  --------------------
                                                                Value      Cost      Gains     Losses
                                                                -----      ----      -----     ------
(in thousands)
December 31, 2002
   U.S. treasury securities and obligations of U.S.
     government agencies and authorities..................... $  265,400 $  260,287 $  5,140  $    (26)
   Obligations of states and political subdivisions,
     special revenue and nonguaranteed.......................     19,873     19,073      800        --
   Debt securities issued by foreign Governments.............      4,793      4,506      287        --
   Corporate securities......................................  2,137,716  2,062,712   90,030   (15,026)
   Mortgage and asset-backed securities......................    992,990    967,342   35,972   (10,324)
                                                              ---------- ---------- --------  --------
       Total fixed maturity securities....................... $3,420,773 $3,313,920 $132,229  $(25,376)
                                                              ========== ========== ========  ========
   Equity securities......................................... $   58,615 $   52,627 $  5,988  $     --
                                                              ========== ========== ========  ========
December 31, 2001
   U.S. treasury securities and obligations of U.S.
     government agencies and authorities..................... $   21,354 $   21,286 $    254  $   (186)
   Obligations of states and political subdivisions, special
     revenue and nonguaranteed...............................     13,488     13,292      196        --
   Debt securities issued by foreign governments.............      4,537      4,508       29        --
   Corporate securities......................................  1,945,006  1,926,160   45,602   (26,756)
   Mortgage and asset-backed securities......................  1,110,175  1,091,893   24,795    (6,513)
                                                              ---------- ---------- --------  --------
       Total fixed maturity securities....................... $3,094,560 $3,057,139 $ 70,876  $(33,455)
                                                              ========== ========== ========  ========
   Equity securities......................................... $   67,731 $   65,473 $  2,261  $     --
                                                              ========== ========== ========  ========

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2002, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                       Carrying  Amortized
                                                                        Value      Cost
                                                                      ---------- ----------
(in thousands)
One year or less..................................................... $   63,112 $   62,223
Over one year through five years.....................................    806,702    774,553
Over five years through ten years....................................  1,312,277  1,265,409
Over ten years.......................................................    245,692    244,393
Securities not due at a single maturity date, primarily mortgage- and
  asset-backed securities(1).........................................    992,990    967,342
                                                                      ---------- ----------
       Total fixed maturity securities............................... $3,420,773 $3,313,920
                                                                      ========== ==========

--------
(1) Weighted average maturity of 3.4 years.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Proceeds from sales of investments in fixed maturity securities prior to maturity were $2,307.6 million, $1,331.2 million and $589.9 million during 2002, 2001 and 2000, respectively. Gross gains of $81.2 million, $32.9 million and $8.6 million and gross losses, including write-downs of fixed maturity securities, of $65.8 million, $28.6 million and $20.8 million were realized on sales and maturities in 2002, 2001 and 2000, respectively. Pre-tax write-downs amounted to $18.5 million, $15.5 million and $11.4 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   At December 31, 2002, the Company held $102.3 million in mortgage loan investments in Delta Wetlands, which exceeded 10 percent of the Company's stockholder's equity at December 31, 2002. Excluding agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2002.

   At December 31, 2002, securities carried at approximately $5.3 million were on deposit with governmental agencies as required by law.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded write-downs totaling $9.5 million and $8.6 million in 2002 and 2001, respectively, related to their securitized financial assets. The Company did not have any write-downs in 2000 related to their securitized financial assets.

   Upon default or indication of potential default by an issuer of fixed maturity securities other than securitized financial assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments. The Company recorded fixed maturity write-downs on other than securitized financial assets of $9.0 million, $6.9 million and $11.4 million in 2002, 2001 and 2000, respectively.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $177.7 million real estate portfolio at December 31, 2002 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2002 and 2001, total impaired real estate-related loans were as follows:

                                               December 31, December 31,
                                                   2002         2001
                                               ------------ ------------
        (in millions)
        Impaired loans without reserves--gross    $ 4.8        $ 7.3
        Impaired loans with reserves--gross...     10.8         11.3
                                                  -----        -----
               Total gross impaired loans.....     15.6         18.6
        Reserves related to impaired loans....     (2.7)        (2.7)
        Write-downs related to impaired loans.     (3.5)        (3.5)
                                                  -----        -----
               Net impaired loans.............    $ 9.4        $12.4
                                                  =====        =====

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company had an average balance of $13.6 million and $65.3 million in impaired loans for 2002 and 2001, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

   At December 31, 2002 and 2001, loans on nonaccrual status, before reserves and write-downs, amounted to $10.6 million and $13.0 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

Net Investment Income

   The sources of net investment income were as follows:

                                                      2002     2001     2000
                                                    -------- -------- --------
  (in thousands)
  Interest on fixed maturity securities............ $186,034 $214,505 $223,964
  Dividends on equity securities...................    4,508    4,598    4,573
  Income from short-term investments...............    1,479    2,332    3,433
  Income from mortgage loans.......................   15,598   30,771    6,091
  Income from policy loans.........................   23,189   19,394   20,088
  Income from other real estate-related investments       13       27       99
  Income from other loans and investments..........      951      646    2,455
                                                    -------- -------- --------
         Total investment income...................  231,772  272,273  260,703
  Investment expense...............................    3,442    2,854    3,233
                                                    -------- -------- --------
         Net investment income..................... $228,330 $269,419 $257,470
                                                    ======== ======== ========

   During 2001, a change in circumstances surrounding a water development project located in California's Sacramento River Valley led to a decision to reclassify the related mortgage loans to accrual status and release the general reserve allowance originally set up for these loans. These changes included the State of California's State Water Resources Control Board ("SWRCB") approval of the project's water right permit as well as the completion of a third-party appraisal of the project, subsequent to the SWRCB's approval of the permit and the project's inclusion by the CALFED Bay-Delta Program ("CALFED") as a potential early implementation project. CALFED is a collaborative effort of state and federal agencies working to find solutions for California's water management issues.

   Taken together, these facts supported, in management's best judgment, not only the level of existing debt on the project but also the accrual of interest as specified in the terms of the loans. As a result, interest income was recorded in the fourth quarter of 2001 in the amount of $24.9 million, representing interest earned in 2001 as well as recaptured interest from 2000 and 1999, the years in which the loans were on non-accrual status. The release of the general reserve allowance generated a realized gain of $16.4 million in 2001.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2002, 2001 and 2000, were as follows:

                                                           2002     2001     2000
                                                         --------  ------- --------
(in thousands)
Real estate-related..................................... $    961  $16,081 $  1,711
Fixed maturity securities...............................   15,444    4,284  (12,185)
Equity securities.......................................      346      262      245
Other...................................................  (17,530)      33    1,952
                                                         --------  ------- --------
   Realized investment gains (losses) before income tax
     expense (benefit)..................................     (779)  20,660   (8,277)
Income tax expense (benefit)............................     (273)   7,231   (2,897)
                                                         --------  ------- --------
       Net realized investment gains (losses)........... $   (506) $13,429 $ (5,380)
                                                         ========  ======= ========

   The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers two aircraft. The aircraft are leased by United Airlines ("UAL") and were written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $17.5 million.

   Unrealized gains (losses) are computed below as follows: fixed maturity securities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2002, 2001 and 2000 were as follows:

                                             December 31, December 31, December 31,
                                                 2002         2001         2000
                                             ------------ ------------ ------------
(in thousands)
Fixed maturity securities...................   $ 69,432     $69,970      $89,421
Equity and other securities.................        641        (879)       1,187
Adjustment to deferred insurance acquisition
  costs.....................................    (11,159)     (7,446)        (243)
Adjustment to value of business acquired....     (1,455)     (4,209)      (3,614)
                                               --------     -------      -------
   Unrealized gain (loss) before income tax
     expense (benefit)......................     57,459      57,436       86,751
Income tax expense (benefit)................     20,001       8,167       (1,350)
                                               --------     -------      -------
       Net unrealized gain (loss) on
         investments........................   $ 37,458     $49,269      $88,101
                                               ========     =======      =======

   Income tax expense related to the change in unrealized gains for the years ended December 31, 2002, 2001 and 2000 was $24.4 million, $12.2 million and $0, respectively. The income tax benefit related to the adjustment to deferred insurance acquisition costs for the years ended December 31, 2002, 2001 and 2000 was $3.9 million, $2.6 million and $0.1 million, respectively. The income tax benefit related to the adjustment to value of business acquired for the years ended December 31, 2002, 2001 and 2000 was $0.5 million, $1.5 million and $1.3 million, respectively.

(4) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities and real estate.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Approximately 16.2 percent of the investment-grade fixed maturity securities at December 31, 2002 were residential mortgage-backed securities, down from
22.0 percent at December 31, 2001. Approximately 6.3 percent of the investment-grade fixed maturity securities at December 31, 2002 were commercial mortgage-backed securities, compared with 5.7 percent at December 31, 2001. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 7.3 percent and 9.6 percent of the investment-grade fixed maturity securities at December 31, 2002 and 2001, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by home equity loans (34.7%), manufactured housing loans (17.7%), collateralized loan and bond obligations (15.4%) and automobile loans (13.1%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: California (58.0%), Washington (9.4%), Colorado (7.6%) and Illinois (6.6%). The property type distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: land (57.0%), hotels (31.4%) and office (6.6%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's or the Company's plans with respect to such projects may not change substantially.

   More than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

   At December 31, 2002, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $102.3 million of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released. At December 31, 2002, MLP-related commitments accounted for approximately $0.2 million of the Company's off-balance-sheet legal commitments.

   At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

$60.0 million of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and one retail property. At December 31, 2002, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding. At December 31, 2002, the Company carried a valuation reserve of $0.6 million for one of these properties as its estimated fair value decreased below the debt supported by the property.

   At December 31, 2002, a loan to a joint venture amounted to $11.8 million. This affiliated mortgage loan was on an office property located in Illinois and owned by an affiliate, Zurich North America. At December 31, 2002, the Company did not have any off-balance-sheet legal funding commitments outstanding related to this investment.

   The remaining real estate-related investment amounted to $4.9 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties are not currently producing income and the loans are on non-accrual. All zoned properties were sold by March of 2001. The Company is currently pursuing an out of court settlement with the City of Honolulu for the down zoning of certain unzoned properties. If a settlement is not reached, the trial will begin in 2003. The Company is holding the other unzoned properties for future zoning and sales. The Company anticipates that it could be a number of years until the Company obtains zoning to allow development or completely disposes of all its investment in Hawaii. At December 31, 2002, off-balance-sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2002, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2002.

(5) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2002, 2001 and 2000:

                                      2002    2001     2000
                                    -------  ------- --------
                  (in thousands)
                   Current......... $(4,835) $11,228 $ 28,274
                   Deferred........   2,458   16,926  (27,027)
                                    -------  ------- --------
                         Total..... $(2,377) $28,154 $  1,247
                                    =======  ======= ========

   Additionally, the deferred income tax expense (benefit) related to items included in other comprehensive income was as follows for the years ended December 31, 2002, 2001 and 2000:

                                                  2002     2001     2000
                                                -------  -------  -------
     (in thousands)
     Unrealized gains and losses on investments $24,416  $12,246  $    --
     Value of business acquired................    (509)  (1,473)  (1,265)
     Deferred insurance acquisition costs......  (3,906)  (2,606)     (85)
                                                -------  -------  -------
            Total.............................. $20,001  $ 8,167  $(1,350)
                                                =======  =======  =======

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The actual income tax expense for 2002, 2001 and 2000 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2002, 2001, and 2000 to income before income tax expense.

                                                        2002      2001     2000
                                                      --------  -------  --------
(in thousands)
Computed expected tax expense........................ $(52,300) $27,913  $ 17,342
Difference between "expected" and actual tax expense:
   State taxes.......................................      342   (2,302)      737
   Goodwill impairment and amortization of other
     intangibles.....................................   55,045    4,797     4,589
   Dividend received deduction.......................   (2,220)      --    (1,191)
   Foreign tax credit................................       --      (15)     (214)
   Change in valuation allowance.....................       --       --   (15,201)
   Recapture of affiliated reinsurance...............       --       --    (4,599)
   Prior year tax settlements........................   (3,594)  (2,577)       --
   Other, net........................................      350      338      (216)
                                                      --------  -------  --------
       Total actual tax expense...................... $ (2,377) $28,154  $  1,247
                                                      ========  =======  ========

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit related to the recapture of affiliated reinsurance in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned "Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company had established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount was based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2001 is related to the change in the amount of unrealized losses on investments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                                              December 31, December 31,
                                                                  2002         2001
                                                              ------------ ------------
(in thousands)
Deferred federal tax assets:
   Deferred insurance acquisition costs ("DAC Tax")..........   $141,338     $135,307
   Unrealized losses on investments..........................         --           --
   Life policy reserves......................................     82,584       90,870
   Unearned revenue..........................................     56,986       55,574
   Real estate-related.......................................         --           --
   Other investment-related..................................     13,365       12,646
   Other.....................................................      6,131        3,349
                                                                --------     --------
       Total deferred federal tax assets.....................    300,404      297,746
   Valuation allowance.......................................         --           --
                                                                --------     --------
       Total deferred federal tax assets after valuation
         allowance...........................................    300,404      297,746
                                                                --------     --------
Deferred federal tax liabilities:
   Value of business acquired................................     13,439       24,608
   Deferred insurance acquisition costs......................    156,042      135,317
   Depreciation and amortization.............................     13,142       21,165
   Other investment-related..................................      4,848        7,239
   Unrealized gains on investments...........................     35,966       12,246
   Other.....................................................      3,739        1,483
                                                                --------     --------
       Total deferred federal tax liabilities................    227,176      202,058
                                                                --------     --------
Net deferred federal tax assets..............................   $ 73,228     $ 95,688
                                                                ========     ========

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1996 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1997 through 1999 are currently under examination by the IRS.

(6) Related-Party Transactions

   The Company received capital contributions from Kemper totaling $37.3 million in 2002 and paid cash dividends of $13.0 million and $20.0 million to Kemper during 2001 and 2000, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of a reinsurance agreement with Federal Kemper Life Assurance Company ("FKLA"), an affiliated company.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2002 and 2001, joint venture mortgage loans totaled $114.1 million and $104.3 million, respectively, and during 2002, 2001 and 2000, the Company earned interest income on these joint venture loans of $10.4 million, $25.4 million and $0.8 million, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In February 2001, the Company sold a $60 million group variable life policy to FKLA, covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance ("BOLI"), permits FKLA to indirectly fund certain of its employee benefit obligations.

   All of the Company's personnel are employees of FKLA. Expenses are allocated to the Company for the utilization of FKLA employees and facilities. Expenses allocated to the Company from FKLA during 2002, 2001 and 2000 amounted to $29.9 million, $27.4 million and $23.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.4 million, $0.5 million and $0.6 million in 2002, 2001 and 2000, respectively, related to the management of the Company's real estate portfolio.

   The Company has a service agreement with Deutsche Investment Management Americas, Inc. ("DIM"), formerly Zurich Scudder Investments, Inc. ("ZSI"), a subsidiary of Zurich at December 31, 2001. DIM provides investment services, including purchases or sales of securities, under the supervision of the Investment Committee of the Company. On September 24, 2001, ZFS announced that it would sell 100% of its ownership in ZSI to Deutsche Bank in a transaction valued at $2.5 billion. The sale was completed on April 5, 2002. This transaction did not include Scudder's United Kingdom operations, Threadneedle Investments.

At December 31, 2002 and 2001, the Company reported the following amounts due from or (to) related parties:

                                               December 31,  December 31,
                                                   2002          2001
                                               ------------  ------------
      ZLICA................................... $     17,979  $   640,705
      Zurich Insurance Company--Bermuda Branch           --    1,131,138
      Other...................................        1,017       96,037
                                               ------------  -----------
         Receivable from related parties...... $     18,996  $ 1,867,880
                                               ============  ===========
      FKLA.................................... $ (3,536,310) $(2,064,245)
      Zurich Direct...........................      (52,607)     (83,572)
      Zurich Insurance Company--Bermuda Branch  (16,354,306)          --
      Other...................................     (108,000)  (1,859,277)
                                               ------------  -----------
         Payable to related parties........... $(20,051,223) $(4,007,094)
                                               ============  ===========
         Net payable to related parties....... $(20,032,227) $(2,139,214)
                                               ============  ===========

   Related party receivables and payables are settled each month.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"). The total cost was $8.2 million, resulting in the recording of intangible assets in the amount of $7.6 million. The Company owns 100 percent of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturity securities and cash to fund the operations of its newly formed subsidiary, Zurich Life Insurance Company of New York ("ZLICONY"). ZLICONY received its insurance license from the State of New York in January 2001 and began writing business in May of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate. On October 30, 2001, the Company sold these bonds for cash to Farmers Group, Inc., which is an affiliated company.

   The Company held an $11.8 million real estate-related investment in an affiliated mortgage loan at December 31, 2002 and 2001.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   As previously discussed, the Company is party to an interest rate swap agreement with ZCM, an affiliated counterparty. (See the note captioned "Summary of Significant Accounting Policies--Derivative instruments" above.)

(7) Reinsurance

   As of December 31, 2002 and 2001, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to FLA amounted to $215.3 million and $230.1 million, respectively.

   The Company cedes 90 percent of all new direct individual life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.4 million and $2.1 million as of December 31, 2002 and 2001, respectively.

   The Company is party to a reinsurance agreement with a ZFS affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the terms of this agreement, the Company cedes, on a yearly renewable term basis, 100 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and, under the original agreement, retained a portion of such funds in a funds withheld account ("FWA") which is included as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 2001.

   During the first quarter of 2002, the Company amended the BOLI reinsurance agreement with ZICBB. Under the amended agreement, the balance in the FWA was transferred to a trust account that acts as security for the reinsurance agreement. On January 25, 2002, approximately $222.5 million in cash was transferred to the trust account. The trust account is not reflected in the Company's consolidated financial statements but is included in ZICBB's financial statements as of December 31, 2002. At December 31, 2002, reserve credits totaling $237.6 million were secured by the trust agreement, which was supported by cash and invested assets with a fair value of approximately $252.6 million.

   The net amount at risk of the guaranteed minimum death benefit and guaranteed retirement income benefit on certain new variable annuity contracts issued between March 1, 1997 and April 30, 2000 were ceded to outside reinsurers. As of December 31, 2002 and 2001, the reinsurance recoverable related to reinsuring the net amount at risk on these contracts amounted to $24.7 million and $8.3 million, respectively.

   Effective December 31, 2001, the Company entered into a quota-share reinsurance agreement with ZICBB. Under the terms of this agreement, the Company cedes 100 percent of the net amount at risk of the guaranteed minimum death benefit and guaranteed retirement income benefit portions of a small number of specific variable annuity contracts. As consideration for this reinsurance coverage, the Company cedes 100 percent of all charges to policyholders and all revenue sharing income received from fund managers related to such reinsured policies. In 2001, the Company received $7.9 million of ceding commissions and expense allowances, and paid $1.2 million of ceded premiums, related to this reinsurance agreement. The account values related to these policies are held in the Company's separate account during the accumulation period of the contracts. The reserve credits under this treaty are secured by a trust agreement that requires the fair market value of assets therein to at least equal 102 percent of such reserve credits.

   In January 2003, the specific annuities that comprised the block of business ceded to ZICBB were surrendered. Approximately $5.0 million in surrender charges collected on these specific annuities was paid to ZICBB at the end of February 2003, as the final settlement payment related to this reinsurance agreement.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit.

   As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement with ZICBB (in millions):

Business Owned Life Insurance (BOLI)
(in millions)

                                            Year Ended December 31,
                                         ----------------------------
                                           2002      2001      2000
                                         --------  --------  --------
         Face amount in force........... $ 85,592  $ 85,564  $ 85,358
                                         ========  ========  ========
         Net amount at risk ceded....... $(75,288) $(76,283) $(78,169)
                                         ========  ========  ========
         Cost of insurance charges ceded $  156.5  $  168.1  $  173.8
                                         ========  ========  ========
         Funds withheld account......... $     --  $  236.1  $  228.8
                                         ========  ========  ========

   The Company's FWA supported reserve credits on reinsurance ceded on the BOLI product at December 31, 2001 and 2000. At December 31, 2002, the trust supports reserve credits on the reinsurance ceded.

(8) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self-insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $5,000 per participant retiring in 2001 and subsequent years, and $10,000 per participant retiring in years prior to 2001.

   The allocated accumulated postretirement benefit obligation accrued by the Company as of December 31, 2002 and 2001 amounted to $1.4 million and $1.3 million, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The discount rate used in determining the allocated postretirement benefit obligation was 6.5 percent and 7.0 percent for 2002 and 2001, respectively. The assumed health care trend rate used was based on projected experience for 2002,
7.3 percent for 2003, gradually declining to 6.1 percent by the year 2007 and gradually declining thereafter.

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2002 and 2001 by $159 thousand and $142 thousand, respectively.

(9) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations.

   However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(10) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2002, the Company had future legal loan commitments and stand-by financing agreements totaling $29.9 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(11) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The Company used the following methods and assumptions in estimating the fair value of its financial instruments:

      Fixed maturity securities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, DIM.

      Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

      Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

      Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $4.8 million and $2.8 million in 2002 and 2001, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2002 and 2001.

      Other investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

      Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001 were as follows:

                                                          December 31, 2002     December 31, 2001
                                                        --------------------- ---------------------
                                                         Carrying              Carrying
                                                          Value    Fair Value   Value    Fair Value
                                                        ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as assets:
   Fixed maturity securities........................... $3,420,773 $3,420,773 $3,094,560 $3,094,560
   Cash and short-term investments.....................     47,436     47,436    216,479    216,479
   Mortgage loans and other real estate-related assets.    177,691    177,691    176,440    176,440
   Policy loans........................................    223,888    223,888    239,787    239,787
   Equity securities...................................     58,615     58,615     67,731     67,731
   Other invested assets...............................      2,491      2,491     20,799     20,799
Financial instruments recorded as liabilities:
   Life policy benefits, excluding term life reserves..  3,625,384  3,565,147  3,376,604  3,324,417
   Funds withheld account..............................         --         --    236,134    236,134

(12) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to stockholders without prior approval of regulatory authorities is restricted. In 2003, the Company cannot pay any dividends without Illinois Department of Insurance approval. In 2002, the Company did not pay dividends. The Company paid cash dividends of $13.0 million and $20.0 million to Kemper during 2001 and 2000, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

   The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                           2002      2001      2000
                                         --------  --------  --------
           (in thousands)
           Net income (loss)............ $(84,871) $(71,854) $ 19,975
                                         ========  ========  ========
           Statutory capital and surplus $312,653  $332,598  $397,423
                                         ========  ========  ========

   The Company's statutory net loss reflects the market downturn and its impact on reserves for guaranteed death and living benefits consistent with statutory reserving methodology.

   As of January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles ("Codification") guidance. The National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual is the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting had been silent and changed current statutory accounting in some areas. The Illinois Insurance Department adopted Codification, effective January 1, 2001. The Company's statutory surplus was positively impacted by $16.7 million upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software, of non-admitting net affiliated receivables and other changes caused by Codification.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

(13) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

                                                                  Quarter Ended
                                             ------------------------------------------------------
                                             March 31   June 30  September 30 December 31    Year
                                             --------  --------  ------------ ----------- ---------
(in thousands)
2002 Operating Summary
   Revenue.................................. $ 92,322  $105,170   $  92,308    $ 90,962   $ 380,762
                                             ========  ========   =========    ========   =========
   Net operating income, excluding realized
     gains, before cumulative effect of
     accounting change...................... $  8,109  $    394   $(169,309)   $ 14,261   $(146,545)
                                             ========  ========   =========    ========   =========
   Net operating income (loss), excluding
     realized gains......................... $(13,798) $    394   $(169,309)   $ 14,261   $(168,452)
   Net realized investment gains (losses)...     (841)    7,613       1,037      (8,315)       (506)
                                             --------  --------   ---------    --------   ---------
       Net income (loss).................... $(14,639) $  8,007   $(168,272)   $  5,946   $(168,958)
                                             ========  ========   =========    ========   =========
2001 Operating Summary
   Revenue.................................. $ 91,072  $ 98,360   $  85,013    $123,852   $ 398,297
                                             ========  ========   =========    ========   =========
   Net operating income (loss), excluding
     realized gains (losses)................ $  8,183  $ (1,364)  $  (6,443)   $ 37,792   $  38,168
   Net realized investment gains (losses)...    1,375     5,257       1,206       5,591      13,429
                                             --------  --------   ---------    --------   ---------
       Net income (loss).................... $  9,558  $  3,893   $  (5,237)   $ 43,383   $  51,597
                                             ========  ========   =========    ========   =========
2000 Operating Summary
   Revenue.................................. $ 87,648  $103,446   $  94,249    $ 75,567   $ 360,910
                                             ========  ========   =========    ========   =========
   Net operating income, excluding realized
     gains (losses)......................... $ 12,031  $  9,953   $   8,710    $ 22,987   $  53,681
   Net realized investment gains (losses)...   (1,378)     (105)        948      (4,845)     (5,380)
                                             --------  --------   ---------    --------   ---------
       Net income........................... $ 10,653  $  9,848   $   9,658    $ 18,142   $  48,301
                                             ========  ========   =========    ========   =========

(14) Operations by Business Segment

   The Company, along with FKLA, ZLICA and FLA, operate under the trade name Zurich Life, formerly Zurich Kemper Life. Prior to 2002, Zurich Life was organized by Strategic Business Unit ("SBU"). Each SBU concentrated on specific distribution channels. However, the SBUs were not managed at the legal entity level, but rather at the Zurich Life level. Zurich Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity and/or through more than one distribution channel.

   In 2002, the Company's management team shifted its financial focus from SBU performance to a line of business performance within each legal entity. The SBUs are now primarily responsible for market management, including distribution management, product design, sales and marketing.

   The Company has two primary operating segments, life insurance and annuities, that offer different types of products and services. These two operating segments reflect the way the Company manages its operations and makes business decisions.

   Premiums received from the sale of annuity products and the majority of our life insurance products are treated as deposit-type funds and are not recorded as revenue within the consolidated statements of operations.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

However, revenues for both the life insurance and annuity segments are generated from investing these deposit-type funds. For universal life insurance products and fixed annuity products, deposits are primarily invested in fixed maturity securities and the Company earns investment income. Variable life insurance deposits and variable annuity deposits are transferred to the separate account and invested in underlying investment funds that invest in stocks and bonds. The Company receives cost of insurance charges and other separate account fees as revenues from this business. In addition, the Company receives premium tax and DAC Tax expense loads from certain contractholders.

   In the following table, the Company uses the caption "net operating income" as an operating measure of segment performance. Net operating income is calculated by deducting net realized investment gains or losses, net of related income taxes, and the cumulative effect of a change in accounting principle, net of tax, from net income. Net realized investment gains or losses are excluded from net operating income because they can, in part, be discretionary and are not indicative of operational trends.

   Prior period information has been restated to conform to the new composition of our segments.

                                                               Twelve Months Ended                 Twelve Months Ended
                                                                December 31, 2002                   December 31, 2001
                                                       -----------------------------------  ---------------------------------
                                                          Life       Annuity      Total        Life     Annuity      Total
                                                       ----------  ----------  -----------  ---------- ---------- -----------
(in thousands)
Total operating revenue............................... $   80,573  $  300,968  $   381,541  $   78,196 $  299,441 $   377,637
                                                       ----------  ----------  -----------  ---------- ---------- -----------
Operating income (loss) before tax expense, goodwill
 impairment and cumulative effect of accounting
 change............................................... $   13,663  $   (5,800) $     7,863  $   15,721 $   43,370 $    59,091
Income tax expense (benefit) on operations............      5,238      (7,342)      (2,104)      7,128     13,795      20,923
Goodwill impairment...................................    (32,832)   (123,679)    (156,511)         --         --          --
                                                       ----------  ----------  -----------  ---------- ---------- -----------
Net operating income (loss) before cumulative effect
 of accounting change.................................    (24,407)   (122,137)    (146,544)      8,593     29,575      38,168
Cumulative effect of accounting change, net of tax....         --     (21,907)     (21,907)         --         --          --
                                                       ----------  ----------  -----------  ---------- ---------- -----------
Net operating income (loss)........................... $  (24,407) $ (144,044) $  (168,451) $    8,593 $   29,575 $    38,168
                                                       ==========  ==========  ===========  ========== ========== ===========
Goodwill.............................................. $       --  $       --  $        --  $    6,601 $  171,817 $   178,418
                                                       ----------  ----------  -----------  ---------- ---------- -----------
Total assets.......................................... $9,840,840  $8,825,442  $18,666,282  $8,841,469 $9,248,359 $18,089,828
                                                       ==========  ==========  ===========  ========== ========== ===========
Total reserve for policyholder benefits in the general
 account.............................................. $  808,389  $3,303,100  $ 4,111,489  $  628,899 $3,005,262 $ 3,634,161
Total Separate Account liabilities....................  8,848,140   4,699,236   13,547,376   7,696,013  5,412,740  13,108,753
                                                       ----------  ----------  -----------  ---------- ---------- -----------
Total reserve for policyholder benefits............... $9,656,529  $8,002,336  $17,658,865  $8,324,912 $8,418,002 $16,742,914
                                                       ==========  ==========  ===========  ========== ========== ===========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              Twelve Months Ended
                                                               December 31, 2000
                                                       ----------------------------------
                                                          Life      Annuity      Total
                                                       ---------- ----------  -----------
(in thousands)
Total operating revenue............................... $   90,913 $  278,274  $   369,187
                                                       ---------- ----------  -----------
Operating income (loss) before tax expense, goodwill
 impairment and cumulative effect of accounting
 change............................................... $   23,820 $   34,005  $    57,825
Income tax expense (benefit) on operations............      4,171        (27)       4,144
                                                       ---------- ----------  -----------
Net operating income (loss) before cumulative effect
 of accounting change.................................     19,649     34,032       53,681
Cumulative effect of accounting change, net of tax....         --         --           --
                                                       ---------- ----------  -----------
Net operating income (loss)........................... $   19,649 $   34,032  $    53,681
                                                       ========== ==========  ===========
Goodwill.............................................. $    5,764 $  185,399  $   191,163
                                                       ---------- ----------  -----------
Total assets.......................................... $8,077,697 $7,928,946  $16,006,643
                                                       ========== ==========  ===========
Total reserve for policyholder benefits in the general
 account.............................................. $  691,290 $2,896,850  $ 3,588,140
Total Separate Account liabilities....................  7,009,309  4,170,330   11,179,639
                                                       ---------- ----------  -----------
Total reserve for policyholder benefits............... $7,700,599 $7,067,180  $14,767,779
                                                       ========== ==========  ===========

(15) Subsequent Event

   In the first quarter of 2003, the specific annuities that comprised the block of business ceded to ZICBB were surrendered. Approximately $5.0 million in surrender charges collected on these specific annuities was paid to ZICBB at the end of February, 2003, as the final settlement payment related to this reinsurance agreement.

(16) Effects of New Accounting Pronouncements

   In January, 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. The primary objective of FIN 46 is to provide guidance on the identification of, and financial reporting for, entities over which control is achieved through means other than voting rights; such entities are known as variable-interest entities. While there are a number of criteria that determine the effective date of FIN 46, the Company has concluded that it does not have any variable-interest entities.

APPENDIX A

TABLES OF ADJUSTED ACCUMULATION UNIT VALUES (REFLECTING CURRENT CHARGES) AND PEREFORMANCE INFORMATION


The Accumulation Unit values are for the life of the Separate Account based on current recurring deductions and charges applicable to the Contracts. The Contracts were initially offered May 1, 2001. Values may vary had assets actually been allocated to the Separate Account under the Contracts.


ADJUSTED ACCUMULATION UNIT VALUES - Without any optional benefit.


     ALGER AMERICAN GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
01/06/89................................     6.655375
12/31/89................................     8.163523
12/31/90................................     8.393826
12/31/91................................    11.651624
12/31/92................................    12.931375
12/31/93................................    15.646862
12/31/94................................    15.665335
12/31/95................................    21.114335
12/31/96................................    23.622715
12/31/97................................    29.331702
12/31/98................................    42.901705
12/31/99................................    56.598411
12/31/00................................    47.494661
12/31/01................................    41.259850
12/31/02................................... 27.238170

     ALGER AMERICAN MIDCAP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          ------
04/30/93................................     7.136163
12/31/93................................     9.825681
12/31/94................................     9.546055
12/31/95................................    13.633287
12/31/96................................    15.056302
12/31/97................................    17.090328
12/31/98................................    21.983656
12/31/99................................    28.596248
12/31/00................................    30.766569
12/31/01................................    28.330525
12/31/02................................    19.665513

     ALGER AMERICAN SMALL CAPITALIZATION SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/20/88................................     4.487219
12/31/88................................     4.320049
12/31/89................................     7.041769
12/31/90................................     7.559349

12/31/91................................    11.810866
12/31/92................................    12.060769
12/31/93................................    13.491276
12/31/94................................    12.712287
12/31/95................................    18.151690
12/31/96................................    18.636860
12/31/97................................    20.471030
12/31/98................................    23.316983
12/31/99................................    32.983913
12/31/00....................................23.606825
12/31/01....................................16.388787
12/31/02....................................11.911931

     AMERICAN CENTURY VP INCOME & GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/30/97.................................    5.164699
12/31/97.................................    5.523526
12/31/98.................................    6.915538
12/31/99.................................    8.045763
12/31/00.................................    7.082288
12/31/01.................................    6.394100
12/31/02.................................... 5.079230

     AMERICAN CENTURY VP VALUE SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/96.................................    4.065384
12/31/96.................................    4.525901
12/31/97.................................    5.634339
12/31/98.................................    5.821803
12/31/99.................................    5.688874
12/31/00.................................    6.625526
12/31/01.................................    7.364177
12/31/02.....................................6.339596

     CREDIT SUISSE TRUST-EMERGING MARKETS SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/97.................................    9.546380
12/31/98.................................    7.769633
12/31/99.................................   13.922317
12/31/00.................................    9.374266
12/31/01.................................    8.346909
12/31/02.................................... 7.269781

     DREYFUS IP MID CAP STOCK SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/31/98.................................   12.510624

12/31/98.................................   12.591594
12/31/99.................................   13.750358
12/31/00.................................   14.670045
12/31/01.................................   13.965833
12/31/02....................................12.020000

     DREYFUS SOCIALLY RESPONSIBLE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/07/93.................................   11.173270
12/31/93.................................   11.961309
12/31/94.................................   11.975454
12/31/95.................................   15.918240
12/31/96.................................   19.045890
12/31/97.................................   24.146161
12/31/98.................................   30.825187
12/31/99.................................   39.537465
12/31/00................................... 34.631717
12/31/01................................... 26.412594
12/31/02................................... 18.489473

     DREYFUS VIF-SMALL COMPANY STOCK SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/00.....................................38.768535
12/31/01.....................................35.549659
12/31/02.....................................28.260000

     FIDELITY VIP CONTRAFUND SUBACCOUNT

                                                UNIT
DATE                                           VALUES
----                                           -------
01/03/95.................................    7.868769
12/31/95.................................   10.870974
12/31/96.................................   13.011428
12/31/97.................................   15.947457
12/31/98.................................   20.459920
12/31/99.................................   25.066992
12/31/00................................... 23.049355
12/31/01................................... 19.924738
12/31/02................................... 17.794818

     FIDELITY VIP EQUITY-INCOME SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/09/86.................................    4.825605
12/31/86.................................    4.821063
12/31/87.................................    4.704536
12/31/88.................................    5.706224
12/31/89.................................    6.616652
12/31/90.................................    5.525460
12/31/91.................................    7.180239
12/31/92.................................    8.290724

12/31/93.................................    9.688438
12/31/94.................................   10.239012
12/31/95.................................   13.673402
12/31/96.................................   15.422421
12/31/97.................................   19.510218
12/31/98.................................   21.477450
12/31/99.................................   22.508875
12/31/00.................................   24.049689
12/31/01.................................   22.517951
12/31/02....................................18.425131

     FIDELITY VIP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/09/86................................     5.671665
12/31/86................................     5.672183
12/31/87................................     5.805926
12/31/88................................     6.629691
12/31/89................................     8.620380
12/31/90................................     7.504828
12/31/91................................    10.801880
12/31/92................................    11.659826
12/31/93................................    13.749862
12/31/94................................    13.565223
12/31/95................................    18.149409
12/31/96................................    20.549101
12/31/97................................    25.052463
12/31/98................................    34.508288
12/31/99................................    46.788157
12/31/00................................    41.009518
12/31/01................................    33.266907
12/31/02....................................22.907563

     FIDELITY VIP INDEX 500 SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
08/27/92................................    44.864251
12/31/92................................    47.495225
12/31/93................................    51.462189
12/31/94................................    51.312018
12/31/95................................    69.585350
12/31/96................................    84.319464
12/31/97................................   110.626121
12/31/98................................   140.088372
12/31/99................................   166.448557
12/31/00.................................. 148.302145
12/31/01.................................. 128.099597
12/31/02..................................  97.874271

     FRANKLIN RISING DIVIDENDS SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
01/27/92................................     5.591232

12/31/92................................     6.054882
12/31/93................................     5.757947
12/31/94.....................................5.441521
12/31/95.....................................6.955638
12/31/96.................................... 8.509622
12/31/97................................    11.153042
12/31/98................................    11.748872
12/31/99................................    10.417085
12/31/00....................................12.388158
12/31/01....................................13.861061
12/31/02....................................13.440000

     FRANKLIN SMALL CAP VALUE SECURITIES SUBACCOUNT

                                              UNIT
DATE                                          VALUES
----                                          ------
04/30/98.................................   10.105054
12/31/98.................................    7.793475
12/31/99.................................    7.785303
12/31/00.................................... 9.588784
12/31/01....................................10.749984
12/31/02.................................... 9.610000

     FRANKLIN STRATEGIC INCOME SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/01/99.................................    9.241232
12/31/99.................................    9.411650
12/31/00.................................... 9.730839
12/31/01.................................... 9.964761
12/31/02....................................10.290000

          FRANKLIN U.S. GOVERNMENT SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/14/89.................................    5.846803
12/31/89.................................... 6.089909
12/31/90.................................... 6.535466
12/31/91.................................    7.424518
12/31/92.................................... 7.920987
12/31/93.................................    8.561993
12/31/94.................................... 8.051691
12/31/95.................................... 9.476275
12/31/96.................................    9.673358
12/31/97....................................10.417679
12/31/98....................................11.027354
12/31/99................................    10.744567
12/31/00....................................11.791437
12/31/01....................................12.473327
12/31/02....................................13.490000

     FRANKLIN ZERO COUPON 2010 SUBACCOUNT

                                                UNIT
DATE                                          VALUES
----                                          -------
03/14/89...................................  4.817470
12/31/89.................................... 5.527764
12/31/90.................................... 5.476896
12/31/91...................................  6.354978
12/31/92...................................  7.043449
12/31/93...................................  8.706894
12/31/94...................................  7.636733
12/31/95................................... 10.743739
12/31/96................................    10.300014
12/31/97....................................11.829269
12/31/98....................................13.338279
12/31/99................................    11.533242
12/31/00....................................13.489220
12/31/01....................................14.037376
12/31/02....................................16.610000

     MUTUAL DISCOVERY SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          ------
11/08/96.................................    4.426079
12/31/96.................................    4.504855
12/31/97.................................    5.297880
12/31/98.................................    4.958807
12/31/99.................................    6.033371
12/31/00...................................  6.550920
12/31/01................................... 12.289644
12/31/02................................... 10.970000

     MUTUAL SHARES SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          ------
11/08/96.................................    8.894328
12/31/96.................................    9.185761
12/31/97.................................   10.654943
12/31/98.................................   10.506831
12/31/99.................................   11.757580
12/31/00................................... 13.117959
12/31/01................................... 13.834374
12/31/02................................... 12.020000

     TEMPLETON DEVELOPING MARKETS SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
03/04/96.................................   11.174915
12/31/96.................................   10.242922
12/31/97.................................    6.881151
12/31/98.................................    5.278634
12/31/99.................................    8.090062

12/31/00...................................    5.396253
12/31/01...................................    4.877734
12/31/02...................................    4.798279

     INVESCO VIF-FINANCIAL SERVICES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          ------
09/20/99................................... 10.119080
12/31/99.................................   11.213880
12/31/00................................... 13.903989
12/31/01................................... 12.436749
12/31/02................................... 10.508163

     INVESCO VIF-HEALTH SCIENCES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          ------
05/21/97.................................   10.485551
12/31/97....................................11.470812
12/31/98....................................16.144238
12/31/99.................................   16.679453
12/31/00....................................21.452448
12/31/01....................................18.473542
12/31/02....................................13.750000

   INVESCO VIF-REAL ESTATE OPPORTUNITY SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/31/98.....................................9.824156
12/31/98.................................... 8.171394
12/31/99.................................    8.078895
12/31/00....................................10.238684
12/31/01....................................10.009362
12/31/02....................................13.490000

     INVESCO VIF-UTILITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
01/03/95...................................  4.670617
12/31/95...................................  5.021405
12/31/96 ................................    5.583720
12/31/97...................................  6.796529
12/31/98...................................  8.410426
12/31/99 ................................    9.874095
12/31/00.....................................10.235041
12/31/01..................................... 6.804488
12/31/02..................................... 5.339968

     JPMORGAN INTERNATIONAL OPPORTUNITIES SUBACCOUNT

                                                UNIT
DATE                                          VALUES
----                                          -------

03/01/95...................................  7.282150
12/31/95...................................  8.418175
12/31/96.................................    9.384675
12/31/97...................................  9.748197
12/31/98................................... 10.058579
12/31/99.................................   13.543019
12/31/00................................... 11.229339
12/31/01...................................  8.945816
12/31/02...................................  7.200000

     JPMORGAN MID CAP VALUE SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/28/01................................... 15.186654
12/31/01................................... 16.833085
12/31/02................................... 16.720000

      JPMORGAN SMALL COMPANY SUBACCOUNT
                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/94.................................    6.532833
12/31/95.................................    8.580888
12/31/96.................................   10.318738
12/31/97.................................   12.477620
12/31/98.................................   11.614062
12/31/99.................................   16.547883
12/31/00.................................   14.449159
12/31/01.................................   13.085105
12/31/02....................................10.100220

     JANUS ASPEN MID CAP GROWTH (FORMERLY AGGRESSIVE GROWTH) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
09/14/93..................................   9.127272
12/31/93..................................  10.783416
12/31/94..................................  12.383291
12/31/95..................................  15.591067
12/31/96..................................  16.598670
12/31/97..................................  18.445633
12/31/98..................................  24.439995
12/31/99..................................  54.462203
12/31/00....................................36.482240
12/31/01....................................21.755408
12/31/02....................................15.445947

       JANUS ASPEN BALANCED SUBACCOUNT

                                              UNIT
DATE                                         VALUES
----                                         -------
09/14/93.................................   8.467948

12/31/93.................................    9.044487
12/31/94.................................    8.997300
12/31/95.................................   11.086337
12/31/96.................................   12.710061
12/31/97.................................   15.315088
12/31/98.................................   20.297680
12/31/99.................................   25.372471
12/31/00.................................   24.425819
12/31/01.................................   22.939889
12/31/02....................................21.144095

        JANUS ASPEN GROWTH SUBACCOUNT

                                              UNIT
DATE                                         VALUES
----                                         -------
09/14/93..................................   8.740915
12/31/93..................................   9.011884
12/31/94..................................   9.136283
12/31/95..................................  11.745683
12/31/96..................................  13.730089
12/31/97..................................  16.631595
12/31/98..................................  22.268256
12/31/99..................................  31.630193
12/31/00..................................  26.607391
12/31/01..................................  19.726969
12/31/02....................................14.282770

   JANUS ASPEN MID CAP VALUE (PERKINS) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
12/31/02....................................10.000000

   JANUS ASPEN SMALL CAP VALUE (BAY ISLE) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
12/31/02....................................10.000000

        JANUS ASPEN WORLDWIDE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
09/14/93.................................    9.438078
12/31/93.................................   11.205135
12/31/94.................................   11.223803
12/31/95.................................   14.116872
12/31/96.................................   17.984190
12/31/97.................................   21.678966
12/31/98.................................   27.578857
12/31/99.................................   44.766565
12/31/00.................................   37.158738
12/31/01.................................   28.390592
12/31/02....................................20.837411

        OPPENHEIMER AGGRESSIVE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
08/15/86................................     8.121187
12/31/86................................     7.942381
12/31/87................................     8.946866
12/31/88................................     9.996649
12/31/89................................    12.564601
12/31/90................................    10.295773
12/31/91................................    15.694162
12/31/92................................    17.846077
12/31/93................................    22.386207
12/31/94................................    20.381578
12/31/95................................    26.612341
12/31/96................................    31.517862
12/31/97................................    34.676769
12/31/98................................    38.387082
12/31/99................................    69.441228
12/31/00....................................60.727448
12/31/01....................................41.094908
12/31/02....................................29.130000

        OPPENHEIMER CAPITAL APPRECIATION SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
04/03/85................................     4.969632
12/31/85................................     5.381713
12/31/86................................     6.243702
12/31/87................................     6.355164
12/31/88................................     7.644746
12/31/89................................     9.308648
12/31/90................................     8.417090
12/31/91................................    10.410751
12/31/92................................    11.746823
12/31/93................................    12.412175
12/31/94................................    12.347555
12/31/95................................    16.625238
12/31/96................................    20.505411
12/31/97................................    25.593290
12/31/98................................    31.266924
12/31/99................................    43.637607
12/31/00....................................42.895211
12/31/01....................................36.932642
12/31/02....................................26.530000

        OPPENHEIMER GLOBAL SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
11/12/90................................     7.139820
12/31/90................................     7.154069
12/31/91................................     7.286972
12/31/92................................     6.668635
12/31/93................................    11.190607

12/31/94................................    10.394617
12/31/95................................    10.470766
12/31/96................................    12.150850
12/31/97................................    14.655858
12/31/98................................    16.476023
12/31/99................................    25.726592
12/31/00................................... 26.610834
12/31/01................................... 23.023614


12/31/02................................... 17.610000

        OPPENHEIMER HIGH INCOME SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
04/30/86................................     2.226341
12/31/86................................     2.308278
12/31/87................................     2.457696
12/31/88................................     2.798665
12/31/89................................     2.890994
12/31/90................................     2.980453
12/31/91................................     3.932262
12/31/92................................     4.568285
12/31/93................................     5.686129
12/31/94................................     5.424239
12/31/95................................     6.432862
12/31/96................................     7.303815
12/31/97................................     8.074875
12/31/98................................     7.979737
12/31/99................................     8.198934
12/31/00...................................  7.775954
12/31/01...................................  7.811241
12/31/02...................................  7.490000

        OPPENHEIMER MAIN STREET(R) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                         -------
07/05/95................................     9.191507
12/31/95................................    11.430055
12/31/96................................    14.920631
12/31/97................................    19.474709
12/31/98................................    20.088987
12/31/99................................    24.088821
12/31/00................................... 21.630662
12/31/01................................... 19.119855
12/31/02................................... 15.260000

        OPPENHEIMER MAIN STREET SMALL CAP SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/98................................    10.348040
12/31/98................................     9.835709
12/31/99................................    14.202614
12/31/00................................... 11.426634

12/31/01....................................11.216034
12/31/02.................................... 9.290000

        OPPENHEIMER STRATEGIC BOND SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/92................................     4.568285
12/31/93................................     5.686129
12/31/94................................     5.424239
12/31/95................................     6.432862
12/31/96................................     7.303815
12/31/97................................     8.074875
12/31/98................................     7.979737
12/31/99................................     8.198934
12/31/00.....................................7.775954
12/31/01.....................................7.811241
12/31/02.....................................7.490000

        SCUDDER BOND SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/16/85................................     2.595856
12/31/85................................     2.776673
12/31/86................................     3.078975
12/31/87................................     3.074023
12/31/88................................     3.199156
12/31/89................................     3.526967
12/31/90................................     3.761430
12/31/91................................     4.370106
12/31/92................................     4.613568
12/31/93................................     5.117718
12/31/94................................     4.800703
12/31/95................................     5.600911
12/31/96................................     5.676044
12/31/97................................     6.106447
12/31/98................................     6.414932
12/31/99................................     6.261099
12/31/00................................... .6.822094
12/31/01.................................... 7.107038
12/31/02.................................... 7.538084

        SCUDDER CAPITAL GROWTH SUBACCOUNT

                                              UNIT
DATE                                         VALUES
----                                          -------
07/16/85................................     3.026800
12/31/85................................     3.322717
12/31/86................................     4.014456
12/31/87................................     3.884493
12/31/88................................     4.684355
12/31/89................................     5.680784
12/31/90................................     5.183019
12/31/91................................     7.151449

12/31/92................................     7.509306
12/31/93................................     8.963889
12/31/94................................     7.945312
12/31/95................................    10.141058
12/31/96................................    12.023189
12/31/97................................    16.116652
12/31/98................................    19.591339
12/31/99................................    26.130305
12/31/00................................    23.181156
12/31/01................................    18.414382
12/31/02................................    12.847377

        SCUDDER INTERNATIONAL SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/87................................     4.414281
12/31/87................................     3.904201
12/31/88................................     4.502155
12/31/89................................     6.139915
12/31/90................................     5.585794
12/31/91................................     6.145799
12/31/92................................     5.871551
12/31/93................................     8.001300
12/31/94................................     7.820473
12/31/95................................     8.573476
12/31/96................................     9.708093
12/31/97................................    10.440418
12/31/98................................    12.199813
12/31/99................................    18.600712
12/31/00....................................14.329214
12/31/01.................................... 9.759358
12/31/02.................................... 7.849050

        SCUDDER GOVERNMENT SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/03/87................................     0.528602
12/31/87................................     0.530046
12/31/88................................     0.539003
12/31/89................................     0.608909
12/31/90................................     0.659932
12/31/91................................     0.750879
12/31/92................................     0.784373
12/31/93................................     0.823831
12/31/94................................     0.789636
12/31/95................................     0.927413
12/31/96................................     0.937519
12/31/97................................     1.007203
12/31/98................................     1.062629
12/31/99................................     1.054285
12/31/00...................................  1.152565
12/31/01...................................  1.220445
12/31/02...................................  1.299223

        SCUDDER GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/09/83................................     0.364157
12/31/83................................     0.374767
12/31/84................................     0.410049
12/31/85................................     0.506932
12/31/86................................     0.546768
12/31/87................................     0.548724
12/31/88................................     0.543625
12/31/89................................     0.688823
12/31/90................................     0.683629
12/31/91................................     1.078802
12/31/92................................     1.102220
12/31/93................................     1.247199
12/31/94................................     1.180168
12/31/95................................     1.550265
12/31/96................................     1.860812
12/31/97................................     2.227842
12/31/98................................     2.528307
12/31/99................................     3.418758
12/31/00...................................  2.723738
12/31/01...................................  2.083513
12/31/02...................................  1.449056

        SCUDDER HIGH INCOME(FORMERLY SCUDDER HIGH YIELD) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/14/82................................     0.145645
12/31/82................................     0.180322
12/31/83................................     0.204370
12/31/84................................     0.227240
12/31/85................................     0.273308
12/31/86................................     0.317899
12/31/87................................     0.332239
12/31/88................................     0.380190
12/31/89................................     0.370108
12/31/90................................     0.308164
12/31/91................................     0.463120
12/31/92................................     0.538564
12/31/93................................     0.638271
12/31/94................................     0.614811
12/31/95................................     0.712387
12/31/96................................     0.801400
12/31/97................................     0.881875
12/31/98................................     0.881364
12/31/99................................     0.886955
12/31/00...................................  0.797882
12/31/01...................................  0.806690
12/31/02...................................  0.792362

        SCUDDER FIXED INCOME (FORMERLY INVESTMENT GRADE BOND) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/96................................     0.890407
12/31/96................................     0.913503
12/31/97................................     0.982069
12/31/98................................     1.044866
12/31/99................................     1.008267
12/31/00.................................... 1.092027
12/31/01.................................... 1.137303
12/31/02.................................... 1.210237

        SCUDDER MONEY MARKET SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/06/82................................     0.389575
12/31/82................................     0.419494
12/31/83................................     0.452224
12/31/84................................     0.493959
12/31/85................................     0.527414
12/31/86................................     0.555027
12/31/87................................     0.583868
12/31/88................................     0.619268
12/31/89................................     0.667001
12/31/90................................     0.711791
12/31/91................................     0.743573
12/31/92................................     0.758350
12/31/93................................     0.769137
12/31/94................................     0.788320
12/31/95................................     0.821324
12/31/96................................     0.850615
12/31/97................................     0.882580
12/31/98................................     0.914816
12/31/99................................     0.945232
12/31/00...................................  0.987964
12/31/01...................................  1.010004
12/31/02...................................  1.008724

        SCUDDER SMALL CAP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/02/94................................     0.599602
12/31/94................................     0.617725
12/31/95................................     0.787429
12/31/96................................     1.003087
12/31/97................................     1.329079
12/31/98................................     1.551431
12/31/99................................     2.058575
12/31/00...................................  1.809476
12/31/01...................................  1.268902
12/31/02...................................  0.831770

        SCUDDER TECHNOLOGY GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/03/99................................     1.022360
12/31/99................................     1.803234
12/31/00...................................  1.391219
12/31/01...................................  0.926435
12/31/02...................................  0.588522

           SCUDDER TOTAL RETURN SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/14/82................................     0.315621
12/31/82................................     0.389922
12/31/83................................     0.453121
12/31/84................................     0.425133
12/31/85................................     0.539838
12/31/86................................     0.613740
12/31/87................................     0.609425
12/31/88................................     0.673989
12/31/89................................     0.825655
12/31/90................................     0.855767
12/31/91................................     1.166932
12/31/92................................     1.170327
12/31/93................................     1.295191
12/31/94................................     1.155107
12/31/95................................     1.436876
12/31/96................................     1.655378
12/31/97................................     1.959284
12/31/98................................     2.224552
12/31/99................................     2.517460
12/31/00.....................................2.414794
12/31/01.....................................2.233993
12/31/02.....................................1.867029

        SVS DREMAN SMALL CAP VALUE SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/96................................    10.464351
12/31/96................................    10.557679
12/31/97................................    12.686084
12/31/98................................    11.086104
12/31/99................................    11.232876
12/31/00................................    11.520893
12/31/01................................    13.361143
12/31/02................................    11.650000


ADJUSTED ACCUMULATION UNIT VALUES -With the optional Guaranteed Minimum Death Benefit rider, and the Earnings Based Death Benefit rider.

        ALGER AMERICAN GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------

01/06/89................................     6.702607
12/31/89................................     8.241395
12/31/90................................     8.464974
12/31/91................................    11.809749
12/31/92................................    13.107728
12/31/93................................    15.890600
12/31/94................................    15.859606
12/31/95................................    21.453575
12/31/96................................    23.959045
12/31/97................................    29.743193
12/31/98................................    43.598774
12/31/99................................    57.307587
12/31/00................................    47.428063
12/31/01................................    41.259850
12/31/02................................... 26.986721

        ALGER AMERICAN MIDCAP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/30/93..................................   7.199273
12/31/93..................................   9.964787
12/31/94..................................   9.646497
12/31/95..................................  13.842492
12/31/96..................................  15.255983
12/31/97..................................  17.278986
12/31/98..................................  22.206773
12/31/99..................................  28.798731
12/31/00....................................30.718887
12/31/01....................................28.330524
12/31/02....................................19.484004

        ALGER AMERICAN SMALL CAPITALIZATION SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/20/88..................................   4.583659
12/31/88..................................   4.404977
12/31/89..................................   7.292603
12/31/90..................................   7.824482
12/31/91..................................  12.468122
12/31/92..................................  12.666694
12/31/93..................................  14.167281
12/31/94..................................  13.210373
12/31/95..................................  19.078887
12/31/96..................................  19.414629
12/31/97..................................  21.188675
12/31/98..................................  23.968024
12/31/99..................................  33.805392
12/31/00................................... 23.635394
12/31/01................................... 16.388787
12/31/02................................... 11.801969

        AMERICAN CENTURY VP INCOME & GROWTH SUBACCOUNT

                                               Unit
Date                                          Values
----                                          -------
10/30/97.................................    5.301098
12/31/97.................................    5.673441
12/31/98.................................    7.089706
12/31/99.................................    8.196191
12/31/00.................................    7.129851
12/31/01.................................    6.394099
12/31/02.....................................5.032352

        AMERICAN CENTURY VP VALUE SUBACCOUNTT

                                                UNIT
DATE                                           VALUES
----                                           -------
05/01/96.................................    4.176751
12/31/96.................................    4.647842
12/31/97.................................    5.785542
12/31/98.................................    5.943382
12/31/99.................................    5.767206
12/31/00.................................    6.679272
12/31/01.................................    7.364177
12/31/02.....................................6.281124

        CREDIT SUISSE TRUST-EMERGING MARKETS SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/97.................................   12.903793
12/31/98.................................   12.940976
12/31/99.................................   14.051435
12/31/00.................................   14.888568
12/31/01.................................   14.069155
12/31/02....................................12.020000

        DREYFUS IP MID CAP STOCK SUBACCOUNTT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/31/98.................................   10.392268
12/31/98.................................   10.414226
12/31/99.................................   11.310531
12/31/00.................................   11.979630
12/31/01.................................   11.307504
12/31/02.....................................9.663982

        DREYFUS SOCIALLY RESPONSIBLE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/07/93.................................   11.479685
12/31/93.................................   12.304151
12/31/94.................................   12.273374
12/31/95.................................   16.376662

12/31/96.................................   19.592219
12/31/97.................................   24.848144
12/31/98.................................   31.672976
12/31/99.................................   40.432102
12/31/00....................................34.907891
12/31/01....................................26.412594
12/31/02....................................18.318764

        DREYFUS VIF-SMALL CAP SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/00....................................39.346378
12/31/01....................................35.812895
12/31/02....................................28.260000

        FIDELITY VIP  CONTRAFUND SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
01/03/95.................................    8.242879
12/31/95.................................   11.436738
12/31/96.................................   13.687667
12/31/97.................................   16.767155
12/31/98.................................   21.487283
12/31/99.................................   26.195953
12/31/00....................................23.815620
12/31/01....................................19.924739
12/31/02....................................17.630679

        FIDELITY VIP EQUITY-INCOME SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
10/09/86.................................    5.233496
12/31/86.................................    5.226451
12/31/87.................................    5.088439
12/31/88.................................    6.192106
12/31/89.................................    7.195377
12/31/90.................................    5.966924
12/31/91.................................    7.787656
12/31/92.................................    9.002878
12/31/93.................................   10.533670
12/31/94.................................   11.108210
12/31/95.................................   14.895772
12/31/96.................................   16.768560
12/31/97.................................   21.219992
12/31/98.................................   23.232263
12/31/99.................................   24.158750
12/31/00.................................   25.595008
12/31/01.................................   22.517951
12/31/02.................................   18.255128

       FIDELITY VIP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------

10/09/86.................................    6.149952
12/31/86.................................    6.148469
12/31/87.................................    6.287439
12/31/88.................................    7.190255
12/31/89.................................    9.396515
12/31/90.................................    8.132763
12/31/91.................................   11.793100
12/31/92.................................   12.719847
12/31/93.................................   15.023617
12/31/94.................................   14.758464
12/31/95.................................   19.827926
12/31/96.................................   22.408413
12/31/97.................................   27.297050
12/31/98.................................   37.627356
12/31/99.................................   50.840510
12/31/00.................................   43.872201
12/31/01.................................   33.266906
12/31/02....................................22.696128

        FIDELITY VIP INDEX 500 SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
08/27/92.................................   46.101581
12/31/92.................................   48.832939
12/31/93.................................   52.863153
12/31/94.................................   52.534143
12/31/95.................................   71.519946
12/31/96.................................   86.686288
12/31/97.................................  113.883013
12/31/98.................................  143.978570
12/31/99.................................  170.037504
12/31/00 ..................................149.655548
12/31/01...................................128.099597
12/31/02................................... 96.970943

        FRANKLIN RISING DIVIDENDS SECURITIES SUBACCOUNT

                                                UNIT
DATE                                           VALUES
----                                           -------
01/27/92.................................     6.059862
12/31/92.................................    6.517661
12/31/93.................................    6.152559
12/31/94.................................    5.771788
12/31/95.................................    7.323721
12/31/96.................................    8.894071
12/31/97.................................   11.571468
12/31/98.................................   12.100244
12/31/99.................................   10.649901
12/31/00....................................12.571910
12/31/01....................................13.963504
12/31/02....................................13.440000

        FRANKLIN SMALL CAP VALUE SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/30/98.................................   10.458867
12/31/98.................................    8.026542
12/31/99.................................    7.959309
12/31/00...................................  9.731030
12/31/01...................................10.829452
12/31/02................................... 9.610000

        FRANKLIN STRATEGIC INCOME SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/01/99.................................    9.482726
12/31/99.................................    9.622018
12/31/00 ..................................  9.875174
12/31/01................................... 10.038390
12/31/02................................... 10.290000

        FRANKLIN U.S. GOVERNMENT SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/14/89.................................    6.471486
12/31/89.................................    6.701137
12/31/90.................................    7.138944
12/31/91.................................    8.051218
12/31/92.................................    8.526424
12/31/93.................................    9.148834
12/31/94.................................    8.540434
12/31/95.................................    9.977791
12/31/96.................................   10.110391
12/31/97.................................   10.808486
12/31/98.................................   11.357120
12/31/99.................................   10.984698
12/31/00.................................   11.966317
12/31/01.................................   12.565481
12/31/02....................................13.490000

        FRANKLIN ZERO COUPON 2010 SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/14/89.................................    5.332119
12/31/89.................................    6.082825
12/31/90.................................    5.982507
12/31/91.................................    6.891358
12/31/92.................................    7.581772
12/31/93.................................    9.303640
12/31/94.................................    8.100252
12/31/95.................................   11.312322
12/31/96.................................   10.765332
12/31/97.................................   12.273014

12/31/98.................................   13.737150
12/31/99.................................   11.790969
12/31/00.................................   13.689262
12/31/01.................................   14.141060
12/31/02................................... 16.610000

        MUTUAL DISCOVERY SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
11/08/96.................................    4.630958
12/31/96.................................    4.708345
12/31/97.................................    5.496593
12/31/98.................................    5.107055
12/31/99.................................    6.168188
12/31/00 .................................... 6.648050
12/31/01.....................................12.380489
12/31/02.....................................10.970000

        MUTUAL SHARES SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
11/08/96.................................    9.306123
12/31/96.................................    9.600786
12/31/97.................................   11.054688
12/31/98.................................   10.821051
12/31/99.................................   12.020405
12/31/00 ...................................13.312576
12/31/01....................................13.936646
12/31/02....................................12.020000

        TEMPLETON DEVELOPING MARKETS SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/04/96.................................   12.520628
12/31/96.................................   11.224949
12/31/97.................................    7.240276
12/31/98.................................    5.446545
12/31/99.................................    8.391249
12/31/00 ....................................5.485066
12/31/01.....................................4.914053
12/31/02.....................................4.798279

        INVESCO VIF-FINANCIAL SERVICES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/20/99.................................   10.356419
12/31/99.................................   11.480979
12/31/00.................................   14.178412
12/31/01.................................   12.545559
12/31/02....................................10.508163

        INVESCO VIF-HEALTH SCIENCES  SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/21/97.................................   10.928353
12/31/97.................................   11.901350
12/31/98.................................   16.627491
12/31/99.................................   17.052707
12/31/00.................................   21.771978
12/31/01.................................   18.610329
12/31/02....................................13.750000

        INVESCO VIF-REAL ESTATE SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/31/98.................................   10.174338
12/31/98.................................    8.415793
12/31/99.................................    8.259494
12/31/00.................................   10.391034
12/31/01.................................   10.083339
12/31/02....................................10.490000

        INVESCO VIF-UTILITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
01/03/95.................................    4.914471
12/31/95.................................    5.268947
12/31/96.................................    5.846456
12/31/97.................................    7.122750
12/31/98.................................    8.811875
12/31/99.................................   10.288847
12/31/00.................................   10.530279
12/31/01.................................    6.868627
12/31/02....................................5.339968

        JPMORGAN INTERNATIONAL OPPORTUNITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
03/01/95.................................    7.714933
12/31/95.................................    8.863799
12/31/96.................................    9.808799
12/31/97.................................   10.114018
12/31/98.................................   10.359498
12/31/99.................................   13.845945
12/31/00.................................   11.396024
12/31/01.................................    9.011966
12/31/02.................................... 7.200000

        JPMORGAN MID CAP VALUE SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/28/01.................................   15.327889
12/31/01.................................   16.957484
12/31/02....................................16.720000

        JPMORGAN SMALL COMPANY SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/94.................................    6.684501
12/31/95.................................    8.816667
12/31/96.................................   10.602945
12/31/97.................................   12.805458
12/31/98.................................   11.792516
12/31/99.................................   16.774678
12/31/00.................................   14.455312
12/31/01.................................   13.085105
12/31/02....................................10.007018

        JANUS ASPEN MID CAP GROWTH (FORMERLY AGGRESSIVE GROWTH) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/14/93..................................   9.622902
12/31/93..................................  11.420678
12/31/94..................................  13.118924
12/31/95..................................  16.567587
12/31/96..................................  17.557407
12/31/97..................................  19.432433
12/31/98..................................  25.735453
12/31/99..................................  58.161601
12/31/00....................................37.768556
12/31/01....................................21.755408
12/31/02....................................15.303363


        JANUS ASPEN BALANCED SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/14/93.................................    9.022009
12/31/93.................................    9.643649
12/31/94.................................    9.562844
12/31/95.................................   11.798736
12/31/96.................................   13.512771
12/31/97.................................   16.269015
12/31/98.................................   21.556846
12/31/99.................................   26.843628
12/31/00.................................   25.598974
12/31/01.................................   22.939888

12/31/02....................................20.949120

        JANUS ASPEN GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/14/93..................................   9.339680
12/31/93..................................   9.627596
12/31/94..................................   9.723603
12/31/95..................................  12.540707
12/31/96..................................  14.645971
12/31/97..................................  17.721415
12/31/98..................................  23.724101
12/31/99..................................  33.618463
12/31/00..................................  27.783449
12/31/01..................................  19.726969
12/31/02....................................14.150893

   JANUS ASPEN MID CAP VALUE (Perkins) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/02....................................10.000000

  JANUS ASPEN SMALL CAP VALUE (Bay Isle) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/02.....................................10.000000

        JANUS ASPEN WORLDWIDE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/14/93.................................    10.284843
12/31/93.................................    12.256662
12/31/94.................................    12.233193
12/31/95.................................    15.418828
12/31/96.................................    19.676352
12/31/97.................................    23.691769
12/31/98.................................    30.093032
12/31/99.................................    48.924946
12/31/00.................................    39.900787
12/31/01.................................    28.390592
12/31/02.....................................20.645077

        OPPENHEIMER AGGRESSIVE GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
08/15/86.................................    9.163158
12/31/86.................................    8.936479
12/31/87.................................    9.992770
12/31/88.................................   11.083238

12/31/89.................................   13.828425
12/31/90.................................   11.247713
12/31/91.................................   17.019596
12/31/92.................................   19.210893
12/31/93.................................   23.921496
12/31/94.................................   21.619948
12/31/95.................................   28.022904
12/31/96.................................   32.942975
12/31/97.................................   35.978868
12/31/98.................................   39.536330
12/31/99.................................   70.996711
12/31/00.................................   61.632937
12/31/01.................................   41.399189
12/31/02....................................29.130000

        OPPENHEIMER CAPITAL APPRECIATION SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/03/85.................................    5.663635
12/31/85.................................    6.099708
12/31/86.................................    7.024798
12/31/87.................................    7.097660
12/31/88.................................    8.475341
12/31/89.................................   10.244571
12/31/90.................................    9.195032
12/31/91.................................   11.289593
12/31/92.................................   12.644787
12/31/93.................................   13.263023
12/31/94.................................   13.097451
12/31/95.................................   17.506043
12/31/96.................................   21.432183
12/31/97.................................   26.553960
12/31/98.................................   32.202762
12/31/99.................................   44.614404
12/31/00.................................   43.534575
12/31/01.................................   37.206212
12/31/02....................................26.530000

        OPPENHEIMER GLOBAL SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
11/12/90.................................    7.087529
12/31/90.................................    7.815383
12/31/91.................................    7.902143
12/31/92.................................    7.178386
12/31/93.................................   11.957750
12/31/94.................................   11.025900
12/31/95.................................   11.025411
12/31/96.................................   12.699896
12/31/97.................................   15.205799
12/31/98.................................   16.968958
12/31/99.................................   26.302294
12/31/00.................................   27.007335
12/31/01.................................   23.194068

12/31/02....................................17.610000

        OPPENHEIMER HIGH INCOME SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/03/86.................................    2.517213
12/31/86.................................    2.596992
12/31/87.................................    2.744822
12/31/88.................................    3.102712
12/31/89.................................    3.181628
12/31/90.................................    3.255893
12/31/91.................................    4.264178
12/31/92.................................    4.917470
12/31/93.................................    6.075894
12/31/94.................................    5.753639
12/31/95.................................    6.773627
12/31/96.................................    7.633858
12/31/97.................................    8.377868
12/31/98.................................    8.218426
12/31/99.................................    8.382245
12/31/00.................................    7.891642
12/31/01.................................    7.868977
12/31/02.....................................7.490000

        OPPENHEIMER MAIN STREET(R) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/05/95................................     9.712992
12/31/95................................    12.035577
12/31/96................................    15.594948
12/31/97................................    20.205685
12/31/98................................    20.690115
12/31/99................................    24.627789
12/31/00....................................21.952853
12/31/01....................................19.261397
12/31/02....................................15.260000

        OPPENHEIMER MAIN STREET SMALL CAP SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/98................................    10.710476
12/31/98................................    10.130206
12/31/99................................    14.520653
12/31/00....................................11.596862
12/31/01....................................11.299601
12/31/02.................................... 9.290000

        OPPENHEIMER STRATEGIC BOND SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/31/92.................................    3.295440
12/31/93.................................    3.385289

12/31/94.................................    3.185929
12/31/95.................................    3.593658
12/31/96.................................    3.938197
12/31/97.................................    4.186853
12/31/98.................................    4.213321
12/31/99.................................    4.237065
12/31/00.................................    4.253209
12/31/01.................................    4.461630
12/31/02.....................................4.670000

        SCUDDER BOND SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/16/85................................     3.000789
12/31/85................................     3.119857
12/31/86................................     3.103519
12/31/87................................     3.216734
12/31/88................................     3.331029
12/31/89................................     3.633660
12/31/90................................     3.872553
12/31/91................................     4.510381
12/31/92................................     4.752493
12/31/93................................     5.269857
12/31/94................................     4.908811
12/31/95................................     5.727876
12/31/96................................     5.775232
12/31/97................................     6.189309
12/31/98................................     6.468902
12/31/99................................     6.271977
12/31/00.................................... 6.795065
12/31/01.................................... 7.107038
12/31/02.................................... 7.468625

        SCUDDER CAPITAL GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
07/16/85................................     3.064221
12/31/85................................     3.369122
12/31/86................................     4.084283
12/31/87................................     3.941940
12/31/88................................     4.768640
12/31/89................................     5.803565
12/31/90................................     5.268052
12/31/91................................     7.319753
12/31/92................................     7.672631
12/31/93................................     9.178045
12/31/94................................     8.111819
12/31/95................................    10.331402
12/31/96................................    12.244312
12/31/97................................    16.446341
12/31/98................................    19.933676
12/31/99................................    26.491560
12/31/00................................    23.171718
12/31/01................................    18.414846

12/31/02....................................12.728777

        SCUDDER INTERNATIONAL SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/87................................     4.589069
12/31/87................................     4.027840
12/31/88................................     4.659656
12/31/89................................     6.432354
12/31/90................................     5.796997
12/31/91................................     6.379621
12/31/92................................     6.054627
12/31/93................................     8.325746
12/31/94................................     8.078968
12/31/95................................     8.834624
12/31/96................................     9.980499
12/31/97................................    10.675240
12/31/98................................    12.421137
12/31/99................................    18.936059
12/31/00....................................14.326025
12/31/01.................................... 9.759358
12/31/02.................................... 7.776593

        SCUDDER GOVERNMENT SECURITIES SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
09/03/87................................     0.550779
12/31/87................................     0.551847
12/31/88................................     0.559966
12/31/89................................     0.633799
12/31/90................................     0.686856
12/31/91................................     0.782789
12/31/92................................     0.815719
12/31/93................................     0.854562
12/31/94................................     0.814169
12/31/95................................     0.956529
12/31/96................................     0.962053
12/31/97................................     1.029620
12/31/98................................     1.080945
12/31/99................................     1.065698
12/31/00.................................... 1.158437
12/31/01.................................... 1.220445
12/31/02...................................  1.287246

        SCUDDER GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
12/09/83................................     0.372969
12/31/83................................     0.384092
12/31/84................................     0.420666
12/31/85................................     0.522425
12/31/86................................     0.563760

12/31/87................................     0.564710
12/31/88................................     0.558185
12/31/89................................     0.710711
12/31/90................................     0.703362
12/31/91................................     1.124685
12/31/92................................     1.145244
12/31/93................................     1.296342
12/31/94................................     1.218331
12/31/95................................     1.607244
12/31/96................................     1.929104
12/31/97................................     2.305680
12/31/98................................     2.602042
12/31/99................................     3.505814
12/31/00.....................................2.747142
12/31/01.....................................2.083514
12/31/02.....................................1.435672

        SCUDDER HIGH INCOME (FORMERLY HIGH YIELD) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/14/82................................     0.149263
12/31/82................................     0.185745
12/31/83................................     0.211035
12/31/84................................     0.235087
12/31/85................................     0.284132
12/31/86................................     0.331778
12/31/87................................     0.346437
12/31/88................................     0.397607
12/31/89................................     0.385312
12/31/90................................     0.317709
12/31/91................................     0.483197
12/31/92................................     0.563170
12/31/93................................     0.669216
12/31/94................................     0.639738
12/31/95................................     0.741140
12/31/96................................     0.831573
12/31/97................................     0.910813
12/31/98................................     0.902499
12/31/99................................     0.900546
12/31/00.....................................0.802531
12/31/01.....................................0.806690
12/31/02.....................................0.785053

        SCUDDER FIXED INCOME (FORMERLY INVESTMENT GRADE BOND) SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/01/96................................     0.917545
12/31/96................................     0.938563
12/31/97................................     1.004998
12/31/98................................     1.063933
12/31/99................................     1.019488
12/31/00.....................................1.097690
12/31/01.....................................1.137303

12/31/02.....................................1.199089


        SCUDDER MONEY MARKET SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/06/82................................     0.409648
12/31/82................................     0.442050
12/31/83................................     0.477235
12/31/84................................     0.522359
12/31/85................................     0.558068
12/31/86................................     0.586994
12/31/87................................     0.617018
12/31/88................................     0.654032
12/31/89................................     0.704404
12/31/90................................     0.750968
12/31/91................................     0.782481
12/31/92................................     0.794707
12/31/93................................     0.802285
12/31/94................................     0.818694
12/31/95................................     0.849474
12/31/96................................     0.875543
12/31/97................................     0.903776
12/31/98................................     0.931512
12/31/99................................     0.956559
12/31/00.....................................0.993273
12/31/01.....................................1.010004
12/31/02.....................................0.999423

        SCUDDER SMALL CAP GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/02/94................................     0.620495
12/31/94................................     0.637932
12/31/95................................     0.815773
12/31/96................................     1.041468
12/31/97................................     1.382954
12/31/98................................     1.605425
12/31/99................................     2.119705
12/31/00.....................................1.829595
12/31/01.....................................1.268902
12/31/02.....................................0.824105

        SCUDDER TECHNOLOGY GROWTH SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
05/03/99................................     1.044399
12/31/99................................     1.858786
12/31/00.....................................1.398507
12/31/01.....................................0.926435
12/31/02.....................................0.583092

        SCUDDER TOTAL RETURN SUBACCOUNT

                                               UNIT
DATE                                          VALUES
----                                          -------
04/14/82................................     0.321765
12/31/82................................     0.399097
12/31/83................................     0.464993
12/31/84................................     0.434978
12/31/85................................     0.555025
12/31/86................................     0.632310
12/31/87................................     0.626521
12/31/88................................     0.693531
12/31/89................................     0.853061
12/31/90................................     0.882795
12/31/91................................     1.213442
12/31/92................................     1.212317
12/31/93................................     1.341023
12/31/94................................     1.186628
12/31/95................................     1.478956
12/31/96................................     1.701756
12/31/97................................     2.010963
12/31/98................................     2.273623
12/31/99................................     2.557646
12/31/00...................................  2.430583
12/31/01...................................  2.233993
12/31/02...................................  1.849806

        SVS DREMAN SMALL CAP VALUE SUBACCOUNT

                                              UNIT
DATE                                         VALUES
----                                          -------
05/01/96................................    10.860150
12/31/96................................    10.920994
12/31/97................................    13.118720
05/03/98................................    11.354999
12/31/99................................    11.441595
12/31/00................................... 11.669270
12/31/01................................... 13.457761
12/31/02................................... 11.650000

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit riders


                                                                                                                    AVERAGE ANNUAL
                                                                                              TOTAL RETURN (1)     TOTAL RETURN (2)
                                                                                             (NON-STANDARDIZED)     (STANDARDIZED)
----------------------------------------------------------------------------------------------------------------------------------
                                                   INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %    ANNUALIZED %
                                                     DATE (8)  % RETURN (3)  VALUE (4)     RETURN      RETURN          RETURN
----------------------------------------------------------------------------------------------------------------------------------
               Alger American Growth Subaccount                      -33.98%
                             Life of Subaccount       5/3/99                    22,050        -44.88%       -15.00%         -16.32%
                              Life of Portfolio       1/6/89                   160,617        301.54%        10.45%            N/A
                                      Ten Years                                 79,976         99.94%         7.17%            N/A
                                     Five Years                                 36,089         -9.78%        -2.04%            N/A
                                    Three Years                                 18,853        -52.87%       -22.18%         -23.86%
                                       One Year                                 26,205        -34.49%       -34.49%         -39.21%
-----------------------------------------------------------------------------------------------------------------------------------
        Alger American MidCap Growth Subaccount                      -30.59%                       -
                             Life of Subaccount       7/3/00                    23,365        -41.59%       -19.38%         -21.51%
                              Life of Portfolio      4/30/93                   108,083        170.21%        10.82%            N/A
                                      Ten Years                                    N/A            N/A          N/A             N/A
                                     Five Years                                 44,759         11.90%         2.27%            N/A
                                    Three Years                                 26,990        -32.52%       -12.29%            N/A
                                       One Year                                 27,559        -31.10%       -31.10%         -36.07%
-----------------------------------------------------------------------------------------------------------------------------------
 Alger American Small Capitalization Subaccount                      -27.32%                       -
                             Life of Subaccount       5/3/99                    19,002        -52.49%       -18.38%         -19.66%
                              Life of Portfolio      9/20/88                   103,032        157.58%         6.85%            N/A
                                      Ten Years                                 37,342         -6.64%        -0.69%            N/A
                                     Five Years                                 22,550        -43.62%       -10.83%            N/A
                                    Three Years                                 14,118        -64.70%       -29.33%         -30.86%
                                       One Year                                 28,861        -27.85%       -27.85%         -33.05%
-----------------------------------------------------------------------------------------------------------------------------------
 American Century VP Income & Growth Subaccount                      -20.56%                       -
                             Life of Subaccount       5/3/99                    26,723        -33.19%       -10.42%         -11.81%
                              Life of Portfolio     10/30/97                    38,173         -4.57%        -0.90%            N/A
                                      Ten Years                                    N/A            N/A          N/A             N/A
                                     Five Years                                 35,738        -10.65%        -2.23%            N/A
                                    Three Years                                 24,768        -38.08%       -14.77%         -16.60%
                                       One Year                                 31,551        -21.12%       -21.12%         -26.81%
-----------------------------------------------------------------------------------------------------------------------------------
           American Century VP Value Subaccount                      -13.91%                       -
                             Life of Subaccount       5/3/99                    38,350         -4.13%        -1.14%          -2.66%
                              Life of Portfolio       5/1/96                    60,884         52.21%         6.50%            N/A
                                      Ten Years                                    N/A            N/A          N/A             N/A
                                     Five Years                                 43,769          9.42%         1.82%            N/A
                                    Three Years                                 43,824          9.56%         3.09%           0.87%
                                       One Year                                 34,201        -14.50%       -14.50%         -20.66%
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust-Emerging Markets Subaccount(5)                   -12.90%                       -
                             Life of Subaccount       5/1/98                    24,460        -38.85%        -9.99%         -10.92%
                              Life of Portfolio     12/31/97                    29,333        -26.67%        -6.01%            N/A
                                      Ten Years                                    N/A            N/A          N/A             N/A
                                     Five Years                                 29,560        -26.10%        -5.87%            N/A
                                    Three Years                                 20,465        -48.84%       -20.02%         -21.74%
                                       One Year                                 34,603        -13.49%       -13.49%         -19.73%
----------------------------------------------------------------------------------------------------------------------------------
            Dreyfus IP Mid Cap Stock Subaccount                      -13.93%
                             Life of Subaccount       8/2/02                    40,618          1.55%         1.55%            N/A
                              Life of Portfolio      5/31/98                    37,394         -6.52%        -1.46%            N/A
                                      Ten Years                                    N/A           N/A           N/A             N/A
                                     Five Years                                    N/A           N/A           N/A             N/A
                                    Three Years                                 34,346        -14.14%        -4.95%            N/A
                                       One Year                                 34,193        -14.52%       -14.52%            N/A
----------------------------------------------------------------------------------------------------------------------------------
         Dreyfus Small Company Stock Subaccount                      -21.08%                       -
                             Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                              Life of Portfolio     12/29/00                    30,045        -24.89%       -13.30%            N/A
                                      Ten Years                                    N/A           N/A           N/A             N/A
                                     Five Years                                    N/A           N/A           N/A             N/A
                                    Three Years                                    N/A           N/A           N/A             N/A
                                       One Year                                 31,346        -21.64%       -21.63%            N/A
--------------------------------------------------------------------------------------- ------------------------------------------
 Dreyfus Socially Responsible Growth Subaccount                      -30.00%                       -
                             Life of Subaccount       5/3/99                    21,408        -46.48%       -15.68%         -17.00%
                              Life of Portfolio      10/7/93                    64,140         60.35%         5.24%            N/A
                                      Ten Years                                    N/A           N/A           N/A             N/A
                                     Five Years                                 29,730        -25.68%        -5.76%            N/A
                                    Three Years                                 18,316        -54.21%       -22.92%         -24.58%
                                       One Year                                 27,793        -30.52%       -30.52%         -35.53%
---------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit riders



                                                                                                                     AVERAGE ANNUAL
                                                                                               TOTAL RETURN (1)     TOTAL RETURN (2)
                                                                                              (NON-STANDARDIZED)     (STANDARDIZED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %    ANNUALIZED %
                                                      DATE (8)  % RETURN (3)  VALUE (4)     RETURN      RETURN          RETURN
-----------------------------------------------------------------------------------------------------------------------------------
               Fidelity VIP Contrafund Subaccount                     -10.69%
                               Life of Subaccount      5/1/96                    59,529         48.82%         6.14%           5.70%
                                Life of Portfolio      1/3/95                    88,677        121.69%        10.47%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                43,405          8.51%         1.65%           0.71%
                                      Three Years                                27,869        -30.33%       -11.35%         -13.26%
                                         One Year                                35,486        -11.29%       -11.29%         -17.68%
-----------------------------------------------------------------------------------------------------------------------------------
            Fidelity VIP Equity-Income Subaccount                     -18.18%
                               Life of Subaccount      5/1/96                    49,618         24.05%         3.28%           2.85%
                                Life of Portfolio     10/9/86                1   49,149        272.87%         8.44%            N/A
                                        Ten Years                                84,411        111.03%         7.75%            N/A
                                       Five Years                                36,708         -8.23%        -1.70%          -2.61%
                                      Three Years                                32,154        -19.62%        -7.02%          -9.02%
                                         One Year                                32,502        -18.74%       -18.74%         -24.60%
-----------------------------------------------------------------------------------------------------------------------------------
                   Fidelity VIP Growth Subaccount                     -31.14%
                               Life of Subaccount      5/1/96                    44,673         11.68%         1.67%           1.24%
                                Life of Portfolio     10/9/86                1   57,979        294.95%         8.83%            N/A
                                        Ten Years                                74,574         86.44%         6.43%            N/A
                                       Five Years                                35,532        -11.17%        -2.34%          -3.24%
                                      Three Years                                19,181        -52.05%       -21.73%         -23.42%
                                         One Year                                27,337        -31.66%       -31.66%         -36.59%
-----------------------------------------------------------------------------------------------------------------------------------
            Fidelity VIP Index 500 Subaccount (8)                     -23.60%
                               Life of Subaccount      5/1/96                    51,289         28.22%         3.80%           3.36%
                                Life of Portfolio     8/27/92                    84,968        112.42%         7.55%            N/A
                                        Ten Years                                78,244         95.61%         6.94%            N/A
                                       Five Years                                34,377        -14.06%        -2.98%          -3.88%
                                      Three Years                                23,062        -42.35%       -16.77%         -18.56%
                                         One Year                                30,343        -24.14%       -24.14%         -29.61%
-----------------------------------------------------------------------------------------------------------------------------------
           Mutual Discovery Securities Subaccount                     -10.74%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     11/8/96                    97,762        144.40%        15.65%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                80,699        101.75%        15.07%            N/A
                                      Three Years                                71,589         78.97%        21.41%            N/A
                                         One Year                                35,467        -11.33%       -11.33%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
              Mutual Shares Securities Subaccount                     -13.11%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     11/8/96                    52,679         31.70%         4.58%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                43,885          9.71%         1.87%            N/A
                                      Three Years                                40,193          0.48%         0.16%            N/A
                                         One Year                                34,520        -13.70%       -13.70%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Franklin Rising Dividends Securities Subaccount                      -3.04%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     1/27/92                    93,729        134.32%         8.10%            N/A
                                        Ten Years                                84,307        110.77%         7.74%            N/A
                                       Five Years                                46,889         17.22%         3.23%            N/A
                                      Three Years                                50,761         26.90%         8.27%            N/A
                                         One Year                                38,534         -3.66%        -3.66%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Value Securities Subaccount                     -10.60%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     4/30/98                    36,984         -7.54%        -1.66%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                48,556         21.39%         6.67%            N/A
                                         One Year                                35,518        -11.20%       -11.20%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Franklin Strategic Income Securities Subaccount                       3.26%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio      7/1/99                    43,739          9.35%         2.58%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                42,995          7.49%         2.44%            N/A
                                         One Year                                41,046          2.62%         2.62%            N/A
-----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit riders

                                                                                                                    AVERAGE ANNUAL
                                                                                             TOTAL RETURN (1)      TOTAL RETURN (2)
                                                                                            (NON-STANDARDIZED)      (STANDARDIZED)
----------------------------------------------------------------------------------------------------------------------------------
                                                     INCEPTION YEAR-TO-DATE   ENDING   CUMULATIVE %  ANNUALIZED %     ANNUALIZED %
                                                      DATE (8) % RETURN (3)  VALUE (4)    RETURN      RETURN           RETURN
----------------------------------------------------------------------------------------------------------------------------------
          Templeton Developing Markets Securities
                                       Subaccount                     -1.63%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio       3/4/96                  15,649       -60.88%       -12.84%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                               27,054       -32.37%        -7.52%             N/A
                                      Three Years                               23,262       -41.84%       -16.53%             N/A
                                         One Year                               39,096        -2.26%        -2.26%             N/A
----------------------------------------------------------------------------------------------------------------------------------
              Franklin U.S. Government Subaccount                      8.15%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      3/14/89                  89,241       123.10%         6.98%             N/A
                                        Ten Years                               64,622        61.56%         4.91%             N/A
                                       Five Years                               50,406        26.01%         4.73%             N/A
                                      Three Years                               49,396        23.49%         7.29%             N/A
                                         One Year                               42,994         7.49%         7.49%             N/A
----------------------------------------------------------------------------------------------------------------------------------
             Franklin Zero Coupon 2010 Subaccount                     18.33%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      3/14/89                 134,866       237.16%         9.20%             N/A
                                        Ten Years                               89,595       123.99%         8.40%             N/A
                                       Five Years                               54,672        36.68%         6.45%             N/A
                                      Three Years                               56,683        41.71%        12.32%             N/A
                                         One Year                               47,049        17.62%        17.62%             N/A
----------------------------------------------------------------------------------------------------------------------------------
        INVESCO VIF-Financial Services Subaccount                    -15.51%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      9/20/99                  40,786         1.96%         0.59%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                                  N/A          N/A           N/A              N/A
                                      Three Years                               36,828        -7.93%        -2.72%             N/A
                                         One Year                               33,566       -16.09%       -16.09%             N/A
----------------------------------------------------------------------------------------------------------------------------------
           INVESCO VIF-Health Sciences Subaccount                    -25.57%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      5/21/97                  51,191        27.98%         4.49%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                               46,641        16.60%         3.12%             N/A
                                      Three Years                               32,382       -19.05%        -6.80%             N/A
                                         One Year                               29,558       -26.11%       -26.11%             N/A
----------------------------------------------------------------------------------------------------------------------------------
   INVESCO VIF-Real Estate Opportunity Subaccount                      4.80%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      3/31/98                  41,637         4.09%         0.85%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                                  N/A          N/A           N/A              N/A
                                      Three Years                               51,088        27.72%         8.50%             N/A
                                         One Year                               41,659         4.15%         4.15%             N/A
----------------------------------------------------------------------------------------------------------------------------------
                 INVESCO VIF-Utilities Subaccount                    -21.52%
                               Life of Subaccount       5/1/01                  20,813       -47.97%       -32.40%          -35.42%
                                Life of Portfolio       1/3/95                  43,951         9.88%         1.18%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                               30,510       -23.72%        -5.27%             N/A
                                      Three Years                               21,200       -47.00%       -19.07%             N/A
                                         One Year                               31,169       -22.08%       -22.08%          -27.70%
----------------------------------------------------------------------------------------------------------------------------------
  JPMorgan International Opportunities Subaccount(5)                 -19.52%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio       3/1/95                  37,802        -5.50%        -0.72%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                               28,671       -28.32%        -6.44%             N/A
                                      Three Years                               20,839       -47.90%       -19.53%             N/A
                                         One Year                               31,969       -20.08%       -20.08%             N/A
----------------------------------------------------------------------------------------------------------------------------------
                JPMorgan Mid Cap Value Subaccount                     -0.67%
                               Life of Subaccount       5/1/03                     N/A          N/A           N/A              N/A
                                Life of Portfolio      9/28/01                  43,728         9.32%         7.34%             N/A
                                        Ten Years                                  N/A          N/A           N/A              N/A
                                       Five Years                                  N/A          N/A           N/A              N/A
                                      Three Years                                  N/A          N/A           N/A              N/A
                                         One Year                               39,478        -1.31%        -1.31%             N/A
----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit riders

                                                                                                                     AVERAGE ANNUAL
                                                                                               TOTAL RETURN (1)     TOTAL RETURN (2)
                                                                                              (NON-STANDARDIZED)     (STANDARDIZED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %    ANNUALIZED %
                                                      DATE (8)  % RETURN (3)  VALUE (4)     RETURN      RETURN          RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                JPMorgan Small Company Subaccount                     -22.81%
                               Life of Subaccount      5/3/99                    33,886        -15.29%        -4.42%          -5.90%
                                Life of Portfolio    12/31/94                    60,060         50.15%         5.21%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                31,435        -21.41%        -4.71%            N/A
                                      Three Years                                23,942        -40.15%       -15.73%         -17.54%
                                         One Year                                30,656        -23.36%       -23.36%         -28.89%
-----------------------------------------------------------------------------------------------------------------------------------
                  Janus Aspen Balanced Subaccount                      -7.83%
                               Life of Subaccount     9/13/95                    78,850         97.13%         9.74%           9.46%
                                Life of Portfolio     9/14/93                    97,812        144.53%        10.09%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                53,751         34.38%         6.09%           5.11%
                                      Three Years                                32,739        -18.15%        -6.46%          -8.47%
                                         One Year                                36,626         -8.43%        -8.43%         -15.04%
-----------------------------------------------------------------------------------------------------------------------------------
                    Janus Aspen Growth Subaccount                     -27.60%
                               Life of Subaccount     9/13/95                    48,625         21.56%         2.71%           2.45%
                                Life of Portfolio     9/14/93                    63,295         58.24%         5.06%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                33,360        -16.60%        -3.57%          -4.45%
                                      Three Years                                17,682        -55.80%       -23.82%         -25.47%
                                         One Year                                28,749        -28.13%       -28.13%         -33.31%
-----------------------------------------------------------------------------------------------------------------------------------
             Janus Aspen Mid Cap Growth (formerly
                    Aggressive Growth) Subaccount                     -29.00%
                               Life of Subaccount     9/13/95                    40,215          0.54%         0.07%          -0.19%
                                Life of Portfolio     9/14/93                    65,626         64.06%         5.47%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                32,515        -18.71%        -4.06%          -4.94%
                                      Three Years                                11,063        -72.34%       -34.85%         -36.26%
                                         One Year                                28,190        -29.52%       -29.52%         -34.61%
-----------------------------------------------------------------------------------------------------------------------------------
      Janus Aspen Worldwide Growth Subaccount (5)                     -26.60%
                               Life of Subaccount     9/13/95                    59,954         49.89%         5.70%           5.43%
                                Life of Portfolio     9/14/93                    86,246        115.62%         8.61%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                37,358         -6.60%        -1.36%          -2.26%
                                      Three Years                                18,230        -54.42%       -23.04%         -24.70%
                                         One Year                                29,145        -27.14%       -27.14%         -32.39%
-----------------------------------------------------------------------------------------------------------------------------------
   Janus Aspen Mid Cap Value (Perkins) Subaccount                        N/A
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio    12/31/02                       N/A           N/A           N/A             N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                   N/A           N/A           N/A             N/A
                                         One Year                                   N/A           N/A           N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Small Cap Value (Bay Isle) Subaccount                        N/A
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio    12/31/02                       N/A           N/A           N/A             N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                   N/A           N/A           N/A             N/A
                                         One Year                                   N/A           N/A           N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
         Oppenheimer Aggressive Growth Subaccount                     -29.12%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     8/15/86                   139,864        249.66%         7.94%            N/A
                                        Ten Years                                61,892         54.73%         4.46%            N/A
                                       Five Years                                32,623        -18.44%        -4.00%            N/A
                                      Three Years                                16,417        -58.96%       -25.69%            N/A
                                         One Year                                28,145        -29.64%       -29.64%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
      Oppenheimer Capital Appreciation Subaccount                     -28.17%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio      4/3/85                   209,626        424.07%         9.78%            N/A
                                        Ten Years                                85,776        114.44%         7.93%            N/A
                                       Five Years                                40,305          0.76%         0.15%            N/A
                                      Three Years                                23,847        -40.38%       -15.84%            N/A
                                         One Year                                28,522        -28.69%       -28.69%            N/A
-----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit riders

                                                                                                                     AVERAGE ANNUAL
                                                                                               TOTAL RETURN (1)     TOTAL RETURN (2)
                                                                                              (NON-STANDARDIZED)     (STANDARDIZED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %    ANNUALIZED %
                                                      DATE (8)  % RETURN (3)  VALUE (4)     RETURN      RETURN          RETURN
-----------------------------------------------------------------------------------------------------------------------------------
         Oppenheimer Global Securities Subaccount                     -23.51%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio    11/12/90                    95,972        139.93%         7.47%            N/A
                                        Ten Years                               100,349        150.87%         9.63%            N/A
                                       Five Years                                46,749         16.87%         3.17%            N/A
                                      Three Years                                26,866        -32.84%       -12.43%            N/A
                                         One Year                                30,376        -24.06%       -24.06%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
               Oppenheimer High Income Subaccount                      -4.11%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio     4/30/86                   130,895        227.24%         7.37%            N/A
                                        Ten Years                                62,200         55.50%         4.51%            N/A
                                       Five Years                                36,055         -9.86%        -2.06%            N/A
                                      Three Years                                35,902        -10.25%        -3.54%            N/A
                                         One Year                                38,107         -4.73%        -4.73%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
               Oppenheimer Main Street Subaccount                     -20.19%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio      7/5/95                    64,737         61.84%         6.63%            N/A
                                        Ten Years                                   N/A            N/A           N/A            N/A
                                       Five Years                                30,428        -23.93%        -5.32%            N/A
                                      Three Years                                24,855        -37.86%       -14.67%            N/A
                                         One Year                                31,701        -20.75%       -20.75%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
     Oppenheimer Main Street Small Cap Subaccount                     -17.17%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio      5/1/98                    34,855        -12.86%        -2.90%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                25,666        -35.83%       -13.75%            N/A
                                         One Year                                32,903        -17.74%       -17.74%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
            Oppenheimer Strategic Bond Subaccount                       5.44%
                               Life of Subaccount      5/1/03                       N/A           N/A           N/A             N/A
                                Life of Portfolio      5/3/93                    58,720         46.80%         4.05%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                45,027         12.57%         2.40%            N/A
                                      Three Years                                44,317         10.79%         3.48%            N/A
                                         One Year                                41,915          4.79%         4.79%            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                          Scudder Bond Subaccount                       6.07%
                               Life of Subaccount      5/3/99                    46,272         15.68%         4.05%           2.46%
                                Life of Portfolio     7/16/85                   112,307        180.77%         6.09%            N/A
                                        Ten Years                                61,986         54.96%         4.48%            N/A
                                       Five Years                                48,043         20.11%         3.73%            N/A
                                      Three Years                                47,361         18.40%         5.79%           3.59%
                                         One Year                                42,163          5.41%         5.41%          -1.84%
-----------------------------------------------------------------------------------------------------------------------------------
                Scudder Capital Growth Subaccount                     -30.23%
                               Life of Subaccount      5/1/98                    26,472        -33.82%        -8.46%          -9.39%
                                Life of Portfolio     7/16/85                   165,933        314.83%         8.48%            N/A
                                        Ten Years                                64,902         62.25%         4.96%            N/A
                                       Five Years                                30,955        -22.61%        -5.00%            N/A
                                      Three Years                                19,263        -51.84%       -21.62%         -23.31%
                                         One Year                                27,699        -30.75%       -30.75%         -35.75%
-----------------------------------------------------------------------------------------------------------------------------------
            Scudder International Subaccount (5)                      -19.57%
                               Life of Subaccount      5/1/98                    24,618        -38.45%        -9.87%         -10.79%
                                Life of Portfolio      5/1/87                    67,667         69.17%         3.41%            N/A
                                        Ten Years                                50,652         26.63%         2.39%            N/A
                                       Five Years                                29,186        -27.04%        -6.11%            N/A
                                      Three Years                                16,517        -58.71%       -25.53%         -27.14%
                                         One Year                                31,946        -20.14%       -20.14%         -25.90%
-----------------------------------------------------------------------------------------------------------------------------------
         Scudder Government Securities Subaccount                       6.45%
                               Life of Subaccount     11/6/89                    83,486        108.71%         5.75%          5.75%
                                Life of Portfolio      9/3/87                    94,931        137.33%         5.80%            N/A
                                        Ten Years                                62,843         57.11%         4.62%          4.62%
                                       Five Years                                50,211         25.53%         4.65%          3.69%
                                      Three Years                                48,480         21.20%         6.62%          4.45%
                                         One Year                                42,318          5.80%         5.80%         -1.45%
-----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                    With MIAA and no optional benefit ride


                                                                                                                     AVERAGE ANNUAL
                                                                                               TOTAL RETURN (1)     TOTAL RETURN (2)
                                                                                              (NON-STANDARDIZED)     (STANDARDIZED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %    ANNUALIZED %
                                                      DATE (8)  % RETURN (3)  VALUE (4)     RETURN      RETURN          RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                        Scudder Growth Subaccount                     -30.45%
                               Life of Subaccount    12/13/83                   154,973        287.43%         7.36%           7.36%
                                Life of Portfolio    12/13/83                   154,973        287.43%         7.36%           7.36%
                                        Ten Years                                49,802         24.50%         2.22%           2.22%
                                       Five Years                                25,226        -36.94%        -8.81%          -9.65%
                                      Three Years                                16,590        -58.53%       -25.42%         -27.03%
                                         One Year                                27,612        -30.97%       -30.97%         -35.95%
-----------------------------------------------------------------------------------------------------------------------------------
            Scudder High Income (formerly Scudder
                       High Yield) Subaccount (6)                      -1.78%
                               Life of Subaccount     4/14/82                   213,056        432.64%         8.40%           8.40%
                                Life of Portfolio     4/14/82                   213,056        432.64%         8.40%           8.40%
                                        Ten Years                                55,785         39.46%         3.38%           3.38%
                                       Five Years                                34,919        -12.70%        -2.68%          -3.58%
                                      Three Years                                35,105        -12.24%        -4.26%          -6.32%
                                         One Year                                39,038         -2.41%        -2.41%          -9.44%
-----------------------------------------------------------------------------------------------------------------------------------
        Scudder Fixed Income (formerly Investment
                           Grade Bond) Subaccount                       6.41%
                               Life of Subaccount      5/1/96                    52,876         32.19%         4.27%           3.83%
                                Life of Portfolio      5/1/96                    52,876         32.19%         4.27%           3.83%
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                47,961         19.90%         3.70%           2.74%
                                      Three Years                                47,217         18.04%         5.68%           3.48%
                                         One Year                                42,301          5.75%         5.75%          -1.50%
-----------------------------------------------------------------------------------------------------------------------------------
              Scudder Money Market Subaccount (7)                      -0.13%
                               Life of Subaccount      4/6/82                    99,008        147.52%         4.46%           4.46%
                                Life of Portfolio      4/6/82                    99,008        147.52%         4.46%           4.46%
                                        Ten Years                                50,410         26.02%         2.34%           2.34%
                                       Five Years                                44,468         11.17%         2.14%           1.20%
                                      Three Years                                41,963          4.91%         1.61%          -0.57%
                                         One Year                                39,695         -0.76%        -0.76%          -7.92%
-----------------------------------------------------------------------------------------------------------------------------------
              Scudder Small Cap Growth Subaccount                     -34.45%
                               Life of Subaccount      5/2/94                    53,560         33.90%         3.42%           3.42%
                                Life of Portfolio      5/2/94                    53,560         33.90%         3.42%           3.42%
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                24,261        -39.35%        -9.52%         -10.35%
                                      Three Years                                15,806        -60.48%       -26.62%         -28.20%
                                         One Year                                26,019        -34.95%       -34.95%         -39.65%
-----------------------------------------------------------------------------------------------------------------------------------
             Scudder Technology Growth Subaccount                     -36.47%
                               Life of Subaccount      5/3/99                    22,190        -44.53%       -14.85%         -16.18%
                                Life of Portfolio      5/3/99                    22,190        -44.53%       -14.85%         -16.18%
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                   N/A           N/A           N/A             N/A
                                      Three Years                                12,745        -68.14%       -31.70%         -33.18%
                                         One Year                                25,211        -36.97%       -36.97%         -41.52%
-----------------------------------------------------------------------------------------------------------------------------------
              Scudder Total Return Subaccount (6)                     -16.43%
                               Life of Subaccount     4/14/82                   232,058        480.14%         8.85%           8.85%
                                Life of Portfolio     4/14/82                   232,058        480.14%         8.85%           8.85%
                                        Ten Years                                60,511         51.28%         4.23%           4.23%
                                       Five Years                                37,043         -7.39%        -1.52%          -2.43%
                                      Three Years                                29,121        -27.20%       -10.04%         -11.98%
                                         One Year                                33,200        -17.00%       -17.00%         -22.99%
-----------------------------------------------------------------------------------------------------------------------------------
            SVS Dreman Small Cap Value Subaccount                     -12.81%
                               Life of Subaccount      6/2/02                    39,412         -1.47%        -1.47%            N/A
                                Life of Portfolio      5/1/96                    43,040          7.60%         1.10%            N/A
                                        Ten Years                                   N/A           N/A           N/A             N/A
                                       Five Years                                35,688        -10.78%        -2.26%            N/A
                                      Three Years                                40,775          1.94%         0.64%            N/A
                                         One Year                                34,641        -13.40%       -13.40%            N/A
-----------------------------------------------------------------------------------------------------------------------------------


     The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

      PERFORMANCE FIGURES--NOTES

*  N/A Not Applicable


(1) The Nonstandardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states. The Nonstandardized Total Return figures reflects the current charge for the MIAA program, but not the Guaranteed Minimum Death Benefit rider charge or the Earnings Based Death Benefit rider charge. If such charges were reflected, Nonstandardized Total Return would be lower.


(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected. The Standardized Average Annual Total Return figures reflects the maximum charge for the MIAA program, but not the Guaranteed Minimum Death Benefit rider charge or the Earnings Based Death Benefit rider charge. If such charges were reflected, Standardized Average Annual Total Return would be lower.

          Subaccounts for which no standardized performance is shown did not exist prior to December 31, 2002. Accordingly, no standardized performance is available for these subaccounts. We will show standardized performance in the future, as it becomes available.


(3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 2002 through December 31, 2002.


(4) The Ending Values quoted are based on a $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(5) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(6) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(7) An investment in the Scudder Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Scudder Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


(8) Nonstandardized performance is provided for the period commencing with the inception date of the Portfolio (i.e., the date the Portfolio was first offered for sale). For the following listed Funds or Portfolios, the inception date of the Fund or Portfolio was prior to the inception date of the share class that is available under the Contract. The dates that the share classes available under the Contract were first offered for sale are shown in the following table.

           Fund/Portfolio                                       Share Class Inception Date
           --------------                                       --------------------------
           Dreyfus Investment Portfolios (Service Shares)                12/29/00
           Franklin Templeton Variable Insurance Products Trust
           (Class 2 Shares)
           Franklin Rising Dividends Securities Fund                     01/06/99
           Franklin Small Cap Value Securities Fund                      05/01/97
           Franklin Strategic Income Securities Fund                     01/06/99
           Franklin U.S. Government Fund                                 01/06/99
           Franklin Zero Coupon 2010 Fund                                01/06/99
           Mutual Discovery Securities Fund                              05/15/01
           Mutual Shares Securities Fund                                 01/06/99
           Templeton Developing Market Securities Fund                   03/14/89
           Oppenheimer Variable Accounts Funds (Service Shares)
           Oppenheimer Aggressive Growth Fund/VA                         06/12/02
           Oppenheimer Capital Appreciation Fund/VA                      09/17/01
           Oppenheimer Global Securities Fund/VA                         06/12/02
           Oppenheimer High Income Fund/VA                               10/13/00
           Oppenheimer Main Street Fund(R)/VA                            07/13/01
           Oppenheimer Main Street Small Cap Fund(R)/VA                  09/17/01
           Oppenheimer Strategic Bond Fund/VA                            03/16/01


          For each of the above-listed Funds or Portfolios for periods prior to the share class inception date, nonstandardized performance figures shown for the "Life of Portfolio" reflect the historical performance of the Funds or Portfolio's corresponding class of shares that does not have 12b-1 plan fees. The historical performance of these corresponding classes of shares has not been adjusted to reflect the deduction of the 12b-1 plan fees. If these fees were taken into consideration, the performance figures shown would be lower.

          For the Janus Aspen Series (Service Shares) and the Dreyfus Variable Investment Fund (Service Shares) non-standardized performance is provided commencing with the inception date of the share class.

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)


                                                                                                                   AVERAGE ANNUAL
                                                                                            TOTAL RETURN (1)      TOTAL RETURN (2)
                                                                                           (NON-STANDARDIZED)      (STANDARDIZED)
----------------------------------------------------------------------------------------------------------------------------------
                                                   INCEPTION  YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED %  ANNUALIZED %
                                                     DATE (8) % RETURN (3)  VALUE (4)     RETURN       RETURN        RETURN
----------------------------------------------------------------------------------------------------------------------------------
               Alger American Growth Subaccount                     -34.95%
                             Life of Subaccount        5/3/99                  21,283        -46.79%       -15.81%         -17.13%
                              Life of Portfolio        1/6/89                 156,487        291.22%        10.24%            N/A
                                      Ten Years                                77,445         93.61%         6.83%            N/A
                                     Five Years                                34,932        -12.67%        -2.67%            N/A
                                    Three Years                                18,275        -54.31%       -22.98%         -24.64%
                                       One Year                                25,821        -35.45%       -35.45%         -40.11%
----------------------------------------------------------------------------------------------------------------------------------
        Alger American MidCap Growth Subaccount                     -31.60%
                             Life of Subaccount        7/3/00                  22,826        -42.93%       -20.13%         -22.24%
                              Life of Portfolio       4/30/93                 105,116        162.79%        10.50%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                43,454          8.64%         1.67%            N/A
                                    Three Years                                26,306        -34.23%       -13.04%            N/A
                                       One Year                                27,155        -32.11%       -32.11%         -37.01%
----------------------------------------------------------------------------------------------------------------------------------
 Alger American Small Capitalization Subaccount                     -28.38%
                             Life of Subaccount        5/3/99                  18,175        -54.56%       -19.36%         -20.63%
                              Life of Portfolio       9/20/88                  98,894        147.23%         6.54%            N/A
                                      Ten Years                                34,887        -12.78%        -1.36%            N/A
                                     Five Years                                21,379        -46.55%       -11.78%            N/A
                                    Three Years                                13,518        -66.20%       -30.34%         -31.85%
                                       One Year                                28,438        -28.91%       -28.91%         -34.03%
----------------------------------------------------------------------------------------------------------------------------------
 American Century VP Income & Growth Subaccount                     -21.72%
                             Life of Subaccount        5/3/99                  25,594        -36.01%       -11.47%         -12.84%
                              Life of Portfolio      10/30/97                  36,459         -8.85%        -1.78%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                34,149        -14.63%        -3.11%            N/A
                                    Three Years                                23,864        -40.34%       -15.82%         -17.63%
                                       One Year                                31,089        -22.28%       -22.28%         -27.88%
----------------------------------------------------------------------------------------------------------------------------------
           American Century VP Value Subaccount                     -15.17%
                             Life of Subaccount        5/3/99                  36,858         -7.86%        -2.21%          -3.71%
                              Life of Portfolio        5/1/96                  58,110         45.28%         5.76%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                41,837          4.59%         0.90%            N/A
                                    Three Years                                42,433          6.08%         1.99%          -0.21%
                                       One Year                                33,701        -15.75%       -15.75%         -21.82%
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust-Emerging Markets Subaccount(5)                  -14.18%
                             Life of Subaccount        5/1/98                  22,126        -44.69%       -11.91%         -12.81%
                              Life of Portfolio      12/31/97                  26,663        -33.34%        -7.79%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                26,954        -32.61%        -7.59%            N/A
                                    Three Years                                18,907        -52.73%       -22.10%         -23.78%
                                       One Year                                34,096        -14.76%       -14.76%         -20.91%
----------------------------------------------------------------------------------------------------------------------------------
            Dreyfus IP Mid Cap Stock Subaccount                     -14.56%
                             Life of Subaccount        8/2/02                  40,494          1.24%         1.24%            N/A
                              Life of Portfolio       5/31/98                  36,223         -9.44%        -2.14%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                   N/A           N/A           N/A             N/A
                                    Three Years                                33,607        -15.98%        -5.64%            N/A
                                       One Year                                33,941        -15.15%       -15.15%            N/A
----------------------------------------------------------------------------------------------------------------------------------
         Dreyfus Small Company Stock Subaccount                     -21.66%
                             Life of Subaccount        5/1/03                     N/A           N/A           N/A             N/A
                              Life of Portfolio      12/29/00                  29,597        -26.01%       -13.95%            N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                   N/A           N/A           N/A             N/A
                                    Three Years                                   N/A           N/A           N/A             N/A
                                       One Year                                31,115        -22.21%       -22.21%            N/A
----------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Socially Responsible Growth Subaccount                     -31.02%
                             Life of Subaccount        5/3/99                  20,446        -48.89%       -16.73%         -18.03%
                              Life of Portfolio       10/7/93                  61,193         52.98%         4.71%             N/A
                                      Ten Years                                   N/A           N/A           N/A             N/A
                                     Five Years                                28,353        -29.12%        -6.65%             N/A
                                    Three Years                                17,579        -56.05%       -23.97%         -25.61%
                                       One Year                                27,386        -31.54%       -31.54%         -36.48%
----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)

                                                                                                                     AVERAGE ANNUAL
                                                                                             TOTAL RETURN (1)       TOTAL RETURN (2)
                                                                                            (NON-STANDARDIZED)      (STANDARDIZED)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED % ANNUALIZED %
                                                      DATE (8)  % RETURN (3) VALUE (4)      RETURN        RETURN       RETURN
------------------------------------------------------------------------------------------------------------------------------------
              Fidelity VIP Contrafund Subaccount                      -11.99%
                              Life of Subaccount       5/1/96                    55,429         38.57%         5.01%           4.57%
                               Life of Portfolio       1/3/95                    82,991        107.48%         9.56%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 40,516          1.29%         0.26%          -0.67%
                                     Three Years                                 26,172        -34.57%       -13.19%         -15.05%
                                        One Year                                 34,967        -12.58%       -12.58%         -18.89%
------------------------------------------------------------------------------------------------------------------------------------
           Fidelity VIP Equity-Income Subaccount                      -19.37%
                              Life of Subaccount       5/1/96                    44,572         11.43%         1.64%           1.21%
                               Life of Portfolio      10/9/86                   134,668        236.67%         7.76%            N/A
                                       Ten Years                                 76,280         90.70%         6.67%            N/A
                                      Five Years                                 33,116        -17.21%        -3.71%          -4.59%
                                     Three Years                                 29,399        -26.50%        -9.76%         -11.70%
                                        One Year                                 32,027        -19.93%       -19.93%         -25.71%
------------------------------------------------------------------------------------------------------------------------------------
                  Fidelity VIP Growth Subaccount                      -32.15%
                              Life of Subaccount       5/1/96                    39,949         -0.13%        -0.02%          -0.44%
                               Life of Portfolio      10/9/86                   142,686        256.71%         8.15%            N/A
                                       Ten Years                                 67,077         67.69%         5.31%            N/A
                                      Five Years                                 31,997        -20.01%        -4.37%          -5.25%
                                     Three Years                                 17,318        -56.70%       -24.35%         -25.98%
                                        One Year                                 26,937        -32.66%       -32.66%         -37.52%
------------------------------------------------------------------------------------------------------------------------------------
           Fidelity VIP Index 500 Subaccount (8)                      -24.71%
                              Life of Subaccount       5/1/96                    48,913         22.28%         3.06%           2.63%
                               Life of Portfolio      8/27/92                    81,071        102.68%         7.06%            N/A
                                       Ten Years                                 74,693         86.73%         6.44%            N/A
                                      Five Years                                 32,775        -18.06%        -3.91%          -4.79%
                                     Three Years                                 22,157        -44.61%       -17.87%         -19.64%
                                        One Year                                 29,899        -25.25%       -25.25%         -30.64%
------------------------------------------------------------------------------------------------------------------------------------
          Mutual Discovery Securities Subaccount                      -11.39%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      11/8/96                    93,376        133.44%        14.79%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 77,773         94.43%        14.22%            N/A
                                     Three Years                                 70,020         75.05%        20.52%            N/A
                                        One Year                                 35,206        -11.99%       -11.99%            N/A
------------------------------------------------------------------------------------------------------------------------------------
             Mutual Shares Securities Subaccount                      -13.75%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      11/8/96                    50,287         25.72%         3.79%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 42,292          5.73%         1.12%            N/A
                                     Three Years                                 39,311         -1.72%        -0.58%            N/A
                                        One Year                                 34,265        -14.34%       -14.34%            N/A
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Rising Dividends Securities Subaccount                       -3.75%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      1/27/92                    86,293        115.73%         7.28%            N/A
                                       Ten Years                                 78,298         95.75%         6.95%            N/A
                                      Five Years                                 45,187         12.97%         2.47%            N/A
                                     Three Years                                 49,648         24.12%         7.47%            N/A
                                        One Year                                 38,251         -4.37%        -4.37%            N/A
------------------------------------------------------------------------------------------------------------------------------------
  Franklin Small Cap Value Securities Subaccount                      -11.26%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      4/30/98                    35,697        -10.76%        -2.41%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                 47,491         18.73%         5.89%            N/A
                                        One Year                                 35,257        -11.86%       -11.86%            N/A
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Strategic Income Securities Subaccount                        2.51%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio       7/1/99                    42,604          6.51%         1.82%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                 42,052          5.13%         1.68%            N/A
                                        One Year                                 40,745          1.86%         1.86%            N/A
------------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)

                                                                                                                   AVERAGE ANNUAL
                                                                                           TOTAL RETURN (1)       TOTAL RETURN (2)
                                                                                          (NON-STANDARDIZED)      (STANDARDIZED)
----------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION  YEAR-TO-DATE   ENDING   CUMULATIVE %  ANNUALIZED %   ANNUALIZED %
                                                      DATE (8) % RETURN (3) VALUE (4)     RETURN        RETURN        RETURN
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Subaccount                    -2.36%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio      3/4/96                  13,803       -65.49%       -14.43%            N/A
                                         Ten Years                                 N/A          N/A           N/A             N/A
                                        Five Years                              25,704       -35.74%        -8.47%            N/A
                                       Three Years                              22,423       -43.94%       -17.55%            N/A
                                          One Year                              38,806        -2.98%        -2.98%            N/A
----------------------------------------------------------------------------------------------------------------------------------
               Franklin U.S. Government Subaccount                     7.36%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio     3/14/89                  80,332       100.83%         5.18%            N/A
                                         Ten Years                              60,013        50.03%         4.14%            N/A
                                        Five Years                              48,576        21.44%         3.96%            N/A
                                       Three Years                              48,312        20.78%         6.50%            N/A
                                          One Year                              42,678         6.69%         6.69%            N/A
----------------------------------------------------------------------------------------------------------------------------------
              Franklin Zero Coupon 2010 Subaccount                    17.46%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio     3/14/89                 121,554       203.89%         8.38%            N/A
                                         Ten Years                              83,211       108.03%         7.60%            N/A
                                        Five Years                              52,689        31.72%         5.67%            N/A
                                       Three Years                              55,440        38.60%        11.50%            N/A
                                          One Year                              46,704        16.76%        16.76%            N/A
----------------------------------------------------------------------------------------------------------------------------------
         INVESCO VIF-Financial Services Subaccount                   -16.24%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio     9/20/99                  39,834        -0.42%        -0.13%            N/A
                                         Ten Years                                 N/A          N/A           N/A             N/A
                                        Five Years                                 N/A          N/A           N/A             N/A
                                       Three Years                              35,968       -10.08%        -3.48%            N/A
                                          One Year                              33,274       -16.82%       -16.81%            N/A
----------------------------------------------------------------------------------------------------------------------------------
            INVESCO VIF-Health Sciences Subaccount                   -26.12%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio     5/21/97                  49,066        22.67%         3.70%            N/A
                                         Ten Years                                 N/A          N/A           N/A             N/A
                                        Five Years                              44,947        12.37%         2.36%            N/A
                                       Three Years                              31,670       -20.82%        -7.49%            N/A
                                          One Year                              29,340       -26.65%       -26.65%            N/A
----------------------------------------------------------------------------------------------------------------------------------
    INVESCO VIF-Real Estate Opportunity Subaccount                     4.03%
                                Life of Subaccount      5/1/03                     N/A          N/A           N/A             N/A
                                 Life of Portfolio     3/31/98                  40,167         0.42%         0.09%            N/A
                                         Ten Years                                 N/A          N/A           N/A             N/A
                                        Five Years                                 N/A          N/A           N/A             N/A
                                       Three Years                              49,968        24.92%         7.70%            N/A
                                          One Year                              41,353         3.38%         3.38%            N/A
----------------------------------------------------------------------------------------------------------------------------------
                  INVESCO VIF-Utilities Subaccount                   -22.26%
                                Life of Subaccount      5/1/01                  21,849       -45.38%       -30.40%         -33.51%
                                 Life of Portfolio      1/3/95                  41,682         4.20%         0.52%            N/A
                                         Ten Years                                 N/A          N/A           N/A             N/A
                                        Five Years                              29,105       -27.24%        -6.16%            N/A
                                       Three Years                              20,341       -49.15%       -20.18%            N/A
                                          One Year                              30,877       -22.81%       -22.81%         -28.37%
----------------------------------------------------------------------------------------------------------------------------------
    JPMorgan International Opportunities Subaccount(5)               -20.11%
                                 Life of Subaccount     5/1/03                     N/A          N/A           N/A             N/A
                                  Life of Portfolio     3/1/95                  35,583       -11.04%        -1.48%            N/A
                                          Ten Years                                N/A          N/A           N/A             N/A
                                         Five Years                             27,628       -30.93%        -7.13%            N/A
                                        Three Years                             20,381       -49.05%       -20.13%            N/A
                                           One Year                             31,733       -20.67%       -20.67%            N/A
----------------------------------------------------------------------------------------------------------------------------------
                  JPMorgan Mid Cap Value Subaccount                   -1.40%
                                 Life of Subaccount     5/1/03                     N/A          N/A           N/A             N/A
                                  Life of Portfolio    9/28/01                  43,322         8.31%         6.55%            N/A
                                          Ten Years                                N/A          N/A           N/A             N/A
                                         Five Years                                N/A          N/A           N/A             N/A
                                        Three Years                                N/A          N/A           N/A             N/A
                                           One Year                             39,187        -2.03%        -2.03%            N/A
----------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)

                                                                                                                     AVERAGE ANNUAL
                                                                                             TOTAL RETURN (1)       TOTAL RETURN (2)
                                                                                            (NON-STANDARDIZED)      (STANDARDIZED)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED % ANNUALIZED %
                                                      DATE (8)  % RETURN (3) VALUE (4)      RETURN        RETURN       RETURN
------------------------------------------------------------------------------------------------------------------------------------
               JPMorgan Small Company Subaccount                      -23.94%
                              Life of Subaccount       5/3/99                    32,827        -17.93%        -5.25%          -6.71%
                               Life of Portfolio     12/31/94                    57,550         43.88%         4.65%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 30,062        -24.85%        -5.55%            N/A
                                     Three Years                                 23,182        -42.05%       -16.63%         -18.42%
                                        One Year                                 30,207        -24.48%       -24.48%         -29.93%
------------------------------------------------------------------------------------------------------------------------------------
                 Janus Aspen Balanced Subaccount                       -9.17%
                              Life of Subaccount      9/13/95                    73,384         83.46%         8.66%           8.39%
                               Life of Portfolio      9/14/93                    89,964        124.91%         9.11%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 49,659         24.15%         4.42%           3.46%
                                     Three Years                                 30,369        -24.08%        -8.77%         -10.74%
                                        One Year                                 36,091         -9.77%        -9.77%         -16.28%
------------------------------------------------------------------------------------------------------------------------------------
                   Janus Aspen Growth Subaccount                      -28.65%
                              Life of Subaccount      9/13/95                    44,554         11.38%         1.49%           1.23%
                               Life of Portfolio      9/14/93                    57,984         44.96%         4.07%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 30,722        -23.20%        -5.14%          -6.01%
                                     Three Years                                 16,323        -59.19%       -25.83%         -27.43%
                                        One Year                                 28,328        -29.18%       -29.18%         -34.29%
------------------------------------------------------------------------------------------------------------------------------------
        Janus Aspen Mid Cap (formerly Aggressive
                       Growth) Growth Subaccount                      -30.04%
                              Life of Subaccount      9/13/95                    37,039         -7.40%        -1.05%          -1.30%
                               Life of Portfolio      9/14/93                    60,964         52.41%         4.63%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 30,286        -24.28%        -5.41%          -6.28%
                                     Three Years                                 10,161        -74.60%       -36.67%         -38.04%
                                        One Year                                 27,777        -30.56%       -30.56%         -35.57%
------------------------------------------------------------------------------------------------------------------------------------
     Janus Aspen Worldwide Growth Subaccount (5)                      -27.68%
                              Life of Subaccount      9/13/95                    53,714         34.28%         4.12%           3.85%
                               Life of Portfolio      9/14/93                    77,492         93.73%         7.37%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 33,541        -16.15%        -3.46%          -4.35%
                                     Three Years                                 16,364        -59.09%       -25.76%         -27.37%
                                        One Year                                 28,718        -28.21%       -28.21%         -33.38%
------------------------------------------------------------------------------------------------------------------------------------
                       Janus Aspen Mid Cap Value                         N/A
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio     12/31/02                       N/A           N/A           N/A             N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                    N/A           N/A           N/A             N/A
                                        One Year                                    N/A           N/A           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
                     Janus Aspen Small Cap Value                         N/A
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio     12/31/02                       N/A           N/A           N/A             N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                    N/A           N/A           N/A             N/A
                                        One Year                                    N/A           N/A           N/A             N/A
----------------------------------------------------------------------------------------------------------------------------------
        Oppenheimer Aggressive Growth Subaccount                      -29.64%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      8/15/86                   123,549        208.87%         7.12%             N/A
                                       Ten Years                                 57,474         43.69%         3.69%             N/A
                                      Five Years                                 31,436        -21.41%        -4.70%             N/A
                                     Three Years                                 16,054        -59.86%       -26.24%             N/A
                                        One Year                                 27,937        -30.16%       -30.16%             N/A
----------------------------------------------------------------------------------------------------------------------------------
     Oppenheimer Capital Appreciation Subaccount                      -28.69%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio       4/3/85                   183,460        358.65%         8.96%             N/A
                                       Ten Years                                 79,662         99.16%         7.13%             N/A
                                      Five Years                                 38,840         -2.90%        -0.59%             N/A
                                     Three Years                                 23,323        -41.69%       -16.46%             N/A
                                        One Year                                 28,312        -29.22%       -29.22%             N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                      A-43

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)

                                                                                                                     AVERAGE ANNUAL
                                                                                             TOTAL RETURN (1)       TOTAL RETURN (2)
                                                                                            (NON-STANDARDIZED)      (STANDARDIZED)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED % ANNUALIZED %
                                                      DATE (8)  % RETURN (3) VALUE (4)      RETURN        RETURN       RETURN
------------------------------------------------------------------------------------------------------------------------------------
        Oppenheimer Global Securities Subaccount                      -24.08%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio     11/12/90                    87,535        118.84%         6.66%            N/A
                                       Ten Years                                 93,199        133.00%         8.83%            N/A
                                      Five Years                                 45,051         12.63%         2.41%            N/A
                                     Three Years                                 26,275        -34.31%       -13.07%            N/A
                                        One Year                                 30,152        -24.62%       -24.62%            N/A
------------------------------------------------------------------------------------------------------------------------------------
              Oppenheimer High Income Subaccount                       -4.82%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio      4/30/86                   115,344        188.36%         6.55%            N/A
                                       Ten Years                                 57,763         44.41%         3.74%            N/A
                                      Five Years                                 34,745        -13.14%        -2.78%            N/A
                                     Three Years                                 35,113        -12.22%        -4.25%            N/A
                                        One Year                                 37,827         -5.43%        -5.43%            N/A
------------------------------------------------------------------------------------------------------------------------------------
              Oppenheimer Main Street Subaccount                      -20.77%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio       7/5/95                    61,172         52.93%         5.83%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 29,321        -26.70%        -6.02%            N/A
                                     Three Years                                 24,309        -39.23%       -15.30%            N/A
                                        One Year                                 31,467        -21.33%       -21.33%            N/A
------------------------------------------------------------------------------------------------------------------------------------
    Oppenheimer Main Street Small Cap Subaccount                      -17.78%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio       5/1/98                    33,639        -15.90%        -3.64%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                 25,101        -37.25%       -14.39%            N/A
                                        One Year                                 32,660        -18.35%       -18.35%            N/A
------------------------------------------------------------------------------------------------------------------------------------
           Oppenheimer Strategic Bond Subaccount                        4.67%
                              Life of Subaccount       5/1/03                       N/A           N/A           N/A             N/A
                               Life of Portfolio       5/3/93                    54,539         36.35%         3.26%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 43,392          8.48%         1.64%            N/A
                                     Three Years                                 43,345          8.36%         2.71%            N/A
                                        One Year                                 41,607          4.02%         4.02%            N/A
------------------------------------------------------------------------------------------------------------------------------------
                         Scudder Bond Subaccount                        4.52%
                              Life of Subaccount       5/3/99                    45,125         12.81%         3.34%           1.76%
                               Life of Portfolio      7/16/85                    94,796        136.99%         5.06%            N/A
                                       Ten Years                                 59,060         47.65%         3.97%            N/A
                                      Five Years                                 46,528         16.32%         3.07%            N/A
                                     Three Years                                 46,411         16.03%         5.08%           2.84%
                                        One Year                                 41,547          3.87%         3.87%          -3.38%
------------------------------------------------------------------------------------------------------------------------------------
               Scudder Capital Growth Subaccount                      -31.25%
                              Life of Subaccount       5/1/98                    25,376        -36.56%        -9.28%         -10.21%
                               Life of Portfolio      7/16/85                   160,789        301.97%         8.29%            N/A
                                       Ten Years                                 62,344         55.86%         4.54%            N/A
                                      Five Years                                 29,772        -25.57%        -5.73%            N/A
                                     Three Years                                 18,648        -53.38%       -22.46%         -24.13%
                                        One Year                                 27,293        -31.77%       -31.77%         -36.69%
------------------------------------------------------------------------------------------------------------------------------------
           Scudder International Subaccount  (5)                      -20.75%
                              Life of Subaccount       5/1/98                    23,535        -41.16%       -10.73%         -11.65%
                               Life of Portfolio       5/1/87                    63,705         59.26%         3.01%            N/A
                                       Ten Years                                 48,207         20.52%         1.88%            N/A
                                      Five Years                                 28,015        -29.96%        -6.88%            N/A
                                     Three Years                                 15,924        -60.19%       -26.44%         -28.02%
                                        One Year                                 31,478        -21.31%       -21.31%         -26.98%
------------------------------------------------------------------------------------------------------------------------------------
        Scudder Government Securities Subaccount                        4.90%
                              Life of Subaccount      11/6/89                    78,577         96.44%         5.27%           5.27%
                               Life of Portfolio       9/3/87                    89,247        123.12%         5.37%            N/A
                                       Ten Years                                 59,307         48.27%         4.02%           4.02%
                                      Five Years                                 48,212         20.53%         3.81%           2.85%
                                     Three Years                                 47,080         17.70%         5.58%           3.37%
                                        One Year                                 41,700          4.25%         4.25%          -3.00%
------------------------------------------------------------------------------------------------------------------------------------

                               PERFORMANCE FIGURES
                            (as of December 31, 2002)
                       (Standardized and Non-Standardized)
                           (With MIAA, GMDB and EBDB)


                                                                                                                     AVERAGE ANNUAL
                                                                                             TOTAL RETURN (1)       TOTAL RETURN (2)
                                                                                            (NON-STANDARDIZED)      (STANDARDIZED)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION   YEAR-TO-DATE   ENDING    CUMULATIVE %  ANNUALIZED % ANNUALIZED %
                                                      DATE (8)  % RETURN (3) VALUE (4)      RETURN        RETURN       RETURN
------------------------------------------------------------------------------------------------------------------------------------
                       Scudder Growth Subaccount                  -31.47%
                              Life of Subaccount     12/13/83                   148,364        270.91%         7.12%           7.12%
                               Life of Portfolio     12/13/83                   148,364        270.91%         7.12%           7.12%
                                       Ten Years                                 47,037         17.59%         1.63%           1.63%
                                      Five Years                                 23,919        -40.20%        -9.77%         -10.60%
                                     Three Years                                 15,877        -60.31%       -26.51%         -28.10%
                                        One Year                                 27,207        -31.98%       -31.98%         -36.89%
------------------------------------------------------------------------------------------------------------------------------------
      Scudder High Income (formerly Scudder High
                          Yield) Subaccount  (6)                   -3.21%
                              Life of Subaccount      4/14/82                   203,898        409.74%         8.17%           8.17%
                               Life of Portfolio      4/14/82                   203,898        409.74%         8.17%           8.17%
                                       Ten Years                                 52,355         30.89%         2.73%           2.73%
                                      Five Years                                 33,183        -17.04%        -3.67%          -4.55%
                                     Three Years                                 33,939        -15.15%        -5.33%          -7.37%
                                        One Year                                 38,468         -3.83%        -3.83%         -10.77%
------------------------------------------------------------------------------------------------------------------------------------
       Scudder Fixed Income (formerly Investment
                          Grade Bond) Subaccount                    4.86%
                              Life of Subaccount       5/1/96                    50,303         25.76%         3.50%           3.06%
                               Life of Portfolio       5/1/96                    50,303         25.76%         3.50%           3.06%
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 46,002         15.01%         2.84%           1.89%
                                     Three Years                                 45,839         14.60%         4.65%           2.40%
                                        One Year                                 41,684          4.21%         4.21%          -3.04%
------------------------------------------------------------------------------------------------------------------------------------
            Scudder Money Market Subaccount  (7)                   -1.58%
                              Life of Subaccount       4/6/82                    92,132        130.33%         4.10%           4.10%
                               Life of Portfolio       4/6/82                    92,132        130.33%         4.10%           4.10%
                                       Ten Years                                 47,206         18.02%         1.67%           1.67%
                                      Five Years                                 42,624          6.56%         1.28%           0.35%
                                     Three Years                                 40,704          1.76%         0.58%          -1.58%
                                        One Year                                 39,116         -2.21%        -2.21%          -9.26%
------------------------------------------------------------------------------------------------------------------------------------
             Scudder Small Cap Growth Subaccount                  -35.41%
                              Life of Subaccount       5/2/94                    50,709         26.77%         2.77%           2.77%
                               Life of Portfolio       5/2/94                    50,709         26.77%         2.77%           2.77%
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 22,879        -42.80%       -10.57%         -11.40%
                                     Three Years                                 15,064        -62.34%       -27.79%         -29.34%
                                        One Year                                 25,638        -35.91%       -35.91%         -40.53%
------------------------------------------------------------------------------------------------------------------------------------
            Scudder Technology Growth Subaccount                  -37.40%
                              Life of Subaccount       5/3/99                    21,291        -46.77%       -15.80%         -17.12%
                               Life of Portfolio       5/3/99                    21,291        -46.77%       -15.80%         -17.12%
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                    N/A           N/A           N/A             N/A
                                     Three Years                                 12,132        -69.67%       -32.81%         -34.26%
                                        One Year                                 24,842        -37.90%       -37.90%         -42.38%
------------------------------------------------------------------------------------------------------------------------------------
            Scudder Total Return Subaccount  (6)                  -17.65%
                              Life of Subaccount      4/14/82                   223,293        458.23%         8.65%           8.65%
                               Life of Portfolio      4/14/82                   223,293        458.23%         8.65%           8.65%
                                       Ten Years                                 57,330         43.33%         3.67%           3.67%
                                      Five Years                                 35,424        -11.44%        -2.40%          -3.30%
                                     Three Years                                 28,134        -29.66%       -11.07%         -12.98%
                                        One Year                                 32,715        -18.21%       -18.21%         -24.11%
------------------------------------------------------------------------------------------------------------------------------------
           SVS Dreman Small Cap Value Subaccount                  -13.43%
                              Life of Subaccount       8/2/02                    39,291         -1.77%        -1.77%            N/A
                               Life of Portfolio       5/1/96                    41,417          3.54%         0.52%            N/A
                                       Ten Years                                    N/A           N/A           N/A             N/A
                                      Five Years                                 34,507        -13.73%        -2.91%            N/A
                                     Three Years                                 40,026          0.07%         0.02%            N/A
                                        One Year                                 34,392        -14.02%       -14.02%            N/A
------------------------------------------------------------------------------------------------------------------------------------


     The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost.

          PERFORMANCE FIGURES--NOTES

*  N/A Not Applicable

(1) The Non-standardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states. The Non-standardized Total Return figures reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider charge and the Earnings Based Death Benefit rider charge.

(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected. The Standardized Average Annual Total Return figures reflect the maximum charge for the MIAA program, the Guaranteed Minimum Death Benefit rider charge and the Earnings Based Death Benefit rider charge.

          Subaccounts for which no standardized performance is shown did not exist prior to December 31, 2002. Accordingly, no standardized performance is available for these subaccounts. We will show standardized performance in the future, as it becomes available.


(3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 2002 through December 31, 2002.


(4) The Ending Values quoted are based on a $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(5) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(6) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(7) An investment in the Scudder Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Scudder Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

(8) Nonstandardized performance is provided for the period commencing with the inception date of the Portfolio (i.e., the date the Portfolio was first offered for sale). For the following listed Funds or Portfolios, the inception date of the Portfolio was prior to the inception date of the share class that is available under the Contract. The dates that the share classes available under the Contract were first offered for sale are shown in the following table.


           Fund/Portfolio                                    Share Class Inception Date
           Dreyfus Investment Portfolios (Service Shares)            12/29/00
           Franklin Templeton Variable Insurance Products Trust
           (Class 2 Shares)
           Franklin Rising Dividends Securities Fund                 01/06/99
           Franklin Small Cap Value Securities Fund                  05/01/97
           Franklin Strategic Income Securities Fund                 01/06/99
           Franklin U.S. Government Fund                             01/06/99
           Franklin Zero Coupon 2010 Fund                            01/06/99
           Mutual Discovery Securities Fund                          05/15/01
           Mutual Shares Securities Fund                             01/06/99
           Templeton Developing Market Securities Fund               03/14/89
           Oppenheimer Variable Accounts Funds
           (Service Shares)
           Oppenheimer Aggressive Growth Fund/VA                     06/12/02
           Oppenheimer Capital Appreciation Fund/VA                  09/17/01
           Oppenheimer Global Securities Fund/VA                     06/12/02
           Oppenheimer High Income Fund/VA                           10/13/00
           Oppenheimer Main Street Fund(R)/VA                        07/13/01
           Oppenheimer Main Street Small Cap Fund(R)/VA              09/17/01
           Oppenheimer Strategic Bond Fund/VA                        03/16/01

          For each of the above-listed Funds or Portfolios for periods prior to the share class inception date, nonstandardized performance figures shown for the "Life of Portfolio" reflect the historical performance of the Fund's or Portfolio's corresponding class of shares that does not have 12b-1 plan fees. The historical performance of these corresponding classes of shares has not been adjusted to reflect the deduction of the 12b-1 plan fees. If these fees were taken into consideration, the performance figures shown would be lower.

          For the Janus Aspen Series (Service Shares) and the Dreyfus Variable Investment Fund (Service Shares) non-standardized performance is provided commencing with the inception date of the share class.

TAX-DEFERRED ACCUMULATION


                                     NON-QUALIFIED                 CONVENTIONAL
                                      ANNUITY                      SAVINGS PLAN
                               After-tax contributions
                              and tax-deferred earnings

                                             Taxable Lump       After-tax contributions
                        No Withdrawals      Sum Withdrawal      and taxable earnings
                        --------------      --------------      -----------------------
             10 Years.    $ 107,946           $  86,448              $  81,693
             20 Years.      233,048             165,137                133,476
             30 Years.      503,133             335,021                218,082


This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Certificates. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus. The chart does not reflect the following charges and expenses under the Contract: 1.00% mortality and expense risk; 0.70% maximum administration charges; any optional benefit charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN]

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When, monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

APPENDIX B

STATE PREMIUM TAX CHART

                                                           RATE OF TAX
                                                     --------------------------
                                                     QUALIFIED    NON-QUALIFIED
                    STATE                              PLANS           PLANS
                    ------------------------------   ---------    -------------
                    California...................      0.50%*           2.35%*
                    Maine........................      2.00%            2.00%
                    Nevada.......................      3.50%            3.50%
                    South Dakota.................        --             1.25%
                    West Virginia   .............      1.00%            1.00%
                    Wyoming......................        --             1.00%

* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

APPENDIX C

                         CONDENSED FINANCIAL INFORMATION

     The following Condensed Financial Information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. Each table shows the unit values under Contracts with a different combination of optional benefits, including the Guaranteed Retirement Income Benefit, which is no longer offered under new Contracts. Information for the least and most expensive combinations are shown in the Prospectus under the heading "Condensed Financial Information".

Optional Benefits                                              Annual Expense
--------------------------------------------------------------------------------
Guaranteed Minimum Death Benefit                               0.15%
--------------------------------------------------------------------------------
Earnings Based Death Benefit                                   0.20%
--------------------------------------------------------------------------------
Guaranteed Retirement Income Benefit - 10 year                 0.30%
--------------------------------------------------------------------------------
Guaranteed Retirement Income Benefit - 7 year                  0.40%

                   Additional Contract Options Elected (0.15%)
                        Guaranteed Minimum Death Benefit
           (Separate Account Charges of 1.65% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002            2001
                              ----------                                     ----            ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                       $ 41.244      $  31.401
      Accumulation unit value at end of period                                27.188      $  41.244
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.320         23.881
      Accumulation unit value at end of period                                19.629         28.320
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.383         13.975
      Accumulation unit value at end of period                                11.890         16.383
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.392          5.812
      Accumulation unit value at end of period                                 5.070          6.392
      Number of accumulation units outstanding at end of period                   15              2
      (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.361          6.458
      Accumulation unit value at end of period                                 6.328          7.361
      Number of accumulation units outstanding at end of period                    3              2
      (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.341          6.954
      Accumulation unit value at end of period                                 7.256          8.341
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                          6.403         24.081
      Accumulation unit value at end of period                                 8.455         26.403
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                                    Subaccount                                   2002        2001
                                    ----------                                   ----        ----
Fidelity VIP Equity-Income Subaccount
      Accumulation unit value at beginning of period*                       $ 22.510     $  20.555
      Accumulation unit value at end of period                              $ 18.391     $  22.510
      Number of accumulation units outstanding at end of period                    2             0
      (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.254        28.482
      Accumulation unit value at end of period                                22.865        33.254
      Number of accumulation units outstanding at end of period                    1             0
      (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.917        18.598
      Accumulation unit value at end of period                                17.762        19.917
      Number of accumulation units outstanding at end of period                    1             1
      (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                        128.055       116.017
      Accumulation unit value at end of period                                97.692        128.055
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.080         10.819
      Accumulation unit value at end of period                                10.081         13.080
      Number of accumulation units outstanding at end of period                    2             0
      (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.747         19.034
      Accumulation unit value at end of period                                15.417         21.747
      Number of accumulation units outstanding at end of period                    -             -
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.931         21.948
      Accumulation unit value at end of period                                21.105         22.931
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.719         17.196
      Accumulation unit value at end of period                                14.256         19.719
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.380         25.120
      Accumulation unit value at end of period                                20.799         28.380
      Number of accumulation units outstanding at end of period                    0              -
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.104          7.164
      Accumulation unit value at end of period                                 7.524          7.104
      Number of accumulation units outstanding at end of period                    9              1
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.408         16.009
      Accumulation unit value at end of period                                12.823         18.408
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder International Subaccount
      Accumulation unit value at beginning of period*                        $ 9.756     $    9.698
      Accumulation unit value at end of period                               $ 7.834     $    9.756
      Number of accumulation units outstanding at end of period                    9              1
      (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.220          1.227
      Accumulation unit value at end of period                                 1.297          1.220
      Number of accumulation units outstanding at end of period                    2              -
      (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.083          1.887
      Accumulation unit value at end of period                                 1.446          2.083
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

Scudder High Income (formerly Sudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.806          0.766
      Accumulation unit value at end of period                                 0.791          0.806
      Number of accumulation units outstanding at end of period                    8              7
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.137          1.146
      Accumulation unit value at end of period                                 1.208          1.137
      Number of accumulation units outstanding at end of period                    2              0
      (000's omitted)

Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.010          1.009
      Accumulation unit value at end of period                                 1.007          1.010
      Number of accumulation units outstanding at end of period                   98              2
      (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.268          1.003
      Accumulation unit value at end of period                                 0.830          1.268
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.926          0.713
      Accumulation unit value at end of period                                 0.587          0.926
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.233          2.107
      Accumulation unit value at end of period                                 1.864          2.233
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)


                   Additional Contract Options Elected (0.30%)
                 Guaranteed Retirement Income Benefit - 10 year
           (Separate Account Charges of 1.80% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                       $ 41.229     $   36.400
      Accumulation unit value at end of period                              $ 27.137     $   41.229
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                       $ 28.309     $   23.881
      Accumulation unit value at end of period                              $ 19.593     $   28.309
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.376         13.974
      Accumulation unit value at end of period                                11.868         16.376
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.389          5.812
      Accumulation unit value at end of period                                 5.060          6.389
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.359          6.457
      Accumulation unit value at end of period                                 6.316          7.359
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.338          6.954
      Accumulation unit value at end of period                                 7.243          8.338
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                         26.393         24.081
      Accumulation unit value at end of period                                18.421         26.393
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.501         20.555
      Accumulation unit value at end of period                                18.357         22.501
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.242         28.482
      Accumulation unit value at end of period                                22.823         33.242
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.910         18.598
      Accumulation unit value at end of period                                17.729         19.910
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                        128.002         116.015
      Accumulation unit value at end of period                                97.511         128.002
      Number of accumulation units outstanding at end of period                    -               -
      (000's omitted)
 JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.075         10.819
      Accumulation unit value at end of period                                10.063         13.075
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                       $ 21.739     $   19.034
      Accumulation unit value at end of period                              $ 15.389     $   21.739
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.922         21.948
      Accumulation unit value at end of period                                21.066         22.922
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.712         17.196
      Accumulation unit value at end of period                                14.230         19.712
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.369         25.120
      Accumulation unit value at end of period                                20.760         28.369
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.102          7.164
      Accumulation unit value at end of period                                 7.510          7.102
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.401         16.009
      Accumulation unit value at end of period                                12.800         18.401
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.752          9.698
      Accumulation unit value at end of period                                 7.820          9.752
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.220          1.227
      Accumulation unit value at end of period                                 1.294          1.220
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.082          1.887
      Accumulation unit value at end of period                                 1.444          2.082
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.806          0.766
      Accumulation unit value at end of period                                 0.789          0.806
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.136          1.146
      Accumulation unit value at end of period                                 1.206          1.136
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                     $    1.009     $    1.009
      Accumulation unit value at end of period                            $    1.005     $    1.009
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.268          1.003
      Accumulation unit value at end of period                                 0.829          1.268
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.926          0.713
      Accumulation unit value at end of period                                 0.586          0.926
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.232          2.107
      Accumulation unit value at end of period                                 1.860          2.232
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)

                   Additional Contract Options Elected (0.35%)
        Guaranteed Minimum Death Benefit and Earnings Based Death Benefit
           (Separate Account Charges of 1.85% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                     $   41.223     $   36.400
      Accumulation unit value at end of period                            $   27.120     $   41.223
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.305         23.881
      Accumulation unit value at end of period                                19.580         28.305
      Number of accumulation units outstanding at end of period                    0              -
       (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.374         13.974
      Accumulation unit value at end of period                                11.860         16.374
      Number of accumulation units outstanding at end of period                    0              -
       (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.388          5.812
      Accumulation unit value at end of period                                 5.057          6.388
      Number of accumulation units outstanding at end of period                    1              -
       (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.358          6.457
      Accumulation unit value at end of period                                 6.312          7.358
      Number of accumulation units outstanding at end of period                    4              -
       (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.336          6.954
      Accumulation unit value at end of period                                 7.238          8.336
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                     $   26.389     $   24.081
      Accumulation unit value at end of period                            $   18.409     $   26.389
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.498         20.554
      Accumulation unit value at end of period                                18.345         22.498
      Number of accumulation units outstanding at end of period                    1              -
       (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.237         28.482
      Accumulation unit value at end of period                                22.808         33.237
      Number of accumulation units outstanding at end of period                    1              -
       (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.907         18.597
      Accumulation unit value at end of period                                17.718         19.907
      Number of accumulation units outstanding at end of period                    3              -
       (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                        127.986        116.015
      Accumulation unit value at end of period                                97.451        127.986
      Number of accumulation units outstanding at end of period                    0              -
       (000's omitted)
 JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.074         10.819
      Accumulation unit value at end of period                                10.057         13.074
      Number of accumulation units outstanding at end of period                    1              -
       (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.736         19.034
      Accumulation unit value at end of period                                15.379         21.736
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.920         21.947
      Accumulation unit value at end of period                                21.053         22.920
      Number of accumulation units outstanding at end of period                    0              -
       (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.709         17.196
      Accumulation unit value at end of period                                14.221         19.709
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.365         25.120
      Accumulation unit value at end of period                                20.747         28.365
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.101          7.164
      Accumulation unit value at end of period                                 7.506          7.101
      Number of accumulation units outstanding at end of period                    2              -
       (000's omitted)


                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                     $   18.399     $   16.009
      Accumulation unit value at end of period                            $   12.792     $   18.399
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.751          9.698
      Accumulation unit value at end of period                                 7.815          9.751
      Number of accumulation units outstanding at end of period                    2              -
       (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.219          1.227
      Accumulation unit value at end of period                                 1.294          1.219
      Number of accumulation units outstanding at end of period                    7              -
       (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.082          1.887
      Accumulation unit value at end of period                                 1.443          2.082
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.806          0.766
      Accumulation unit value at end of period                                 0.789          0.806
      Number of accumulation units outstanding at end of period                   33              -
       (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.136          1.146
      Accumulation unit value at end of period                                 1.205          1.136
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.009          1.009
      Accumulation unit value at end of period                                 1.004          1.009
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                           1.268         1.003
      Accumulation unit value at end of period                                  0.828         1.268
      Number of accumulation units outstanding at end of period                     -             -
       (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.926          0.713
      Accumulation unit value at end of period                                 0.586          0.926
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.232          2.107
      Accumulation unit value at end of period                                 1.859          2.232
      Number of accumulation units outstanding at end of period                   10              -
       (000's omitted)

                   Additional Contract Options Elected (0.40%)
                  Guaranteed Retirement Income Benefit - 7 year
           (Separate Account Charges of 1.90% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                     $   41.218     $   36.400
      Accumulation unit value at end of period                            $   27.104     $   41.218
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.302         23.881
      Accumulation unit value at end of period                                19.568         28.302
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.372         13.974
      Accumulation unit value at end of period                                11.853         16.372
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.388          5.812
      Accumulation unit value at end of period                                 5.054          6.388
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.357          6.457
      Accumulation unit value at end of period                                 6.308          7.357
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.335          6.954
      Accumulation unit value at end of period                                 7.234          8.335
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                         26.386         24.081
      Accumulation unit value at end of period                                18.398         26.386
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.495         20.554
      Accumulation unit value at end of period                                18.334         22.495
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.233         28.482
      Accumulation unit value at end of period                                22.794         33.233
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.905         18.597
      Accumulation unit value at end of period                                17.707         19.905
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                     $  127.970     $  116.014
      Accumulation unit value at end of period                            $   97.391     $  127.970
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
 JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.072         10.819
      Accumulation unit value at end of period                                10.050         13.072
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.733         19.034
      Accumulation unit value at end of period                                15.370         21.733
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.917         21.947
      Accumulation unit value at end of period                                21.040         22.917
      Number of accumulation units outstanding at end of period                    -             -
      (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.707         17.196
      Accumulation unit value at end of period                                14.212         19.707
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.362         25.120
      Accumulation unit value at end of period                                20.734         28.362
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.100          7.164
      Accumulation unit value at end of period                                 7.501          7.100
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.396         16.008
      Accumulation unit value at end of period                                12.784         18.396
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.749          9.698
      Accumulation unit value at end of period                                 7.810          9.749
      Number of accumulation units outstanding at end of period                    -              -
       (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.219          1.227
      Accumulation unit value at end of period                                 1.293          1.219
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.081          1.887
      Accumulation unit value at end of period                                 1.442          2.081
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                     $    0.806     $    0.766
      Accumulation unit value at end of period                            $    0.788     $    0.806
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.136          1.146
      Accumulation unit value at end of period                                 1.204          1.136
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.009          1.009
      Accumulation unit value at end of period                                 1.004          1.009
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.268          1.003
      Accumulation unit value at end of period                                 0.828          1.268
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.925          0.713
      Accumulation unit value at end of period                                 0.586          0.925
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.232          2.107
      Accumulation unit value at end of period                                 1.858          2.232
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)


                   Additional Contract Options Elected (0.45%)
                      Guaranteed Minimum Death Benefit and
                 Guaranteed Retirement Income Benefit - 10 year
           (Separate Account Charges of 1.95% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                     $   41.213     $   36.400
      Accumulation unit value at end of period                            $   27.087     $   41.213
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.928         23.881
      Accumulation unit value at end of period                                19.556         28.928
      Number of accumulation units outstanding at end of period                    1              0
      (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.370         13.974
      Accumulation unit value at end of period                                11.846         16.370
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.387          5.812
      Accumulation unit value at end of period                                 5.051          6.387
      Number of accumulation units outstanding at end of period                    7              3
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                     $    7.356     $    6.457
      Accumulation unit value at end of period                            $    6.304     $    7.356
      Number of accumulation units outstanding at end of period                    7              0
      (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.334          6.954
      Accumulation unit value at end of period                                 7.229          8.334
      Number of accumulation units outstanding at end of period                    3              -
      (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                         26.383         24.081
      Accumulation unit value at end of period                                18.387         26.383
      Number of accumulation units outstanding at end of period                    1              -
      (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.492         20.554
      Accumulation unit value at end of period                                18.323         22.492
      Number of accumulation units outstanding at end of period                    4              1
      (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.229         28.482
      Accumulation unit value at end of period                                22.780         33.229
      Number of accumulation units outstanding at end of period                    3              1
      (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.902         18.597
      Accumulation unit value at end of period                                17.696         19.902
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                        127.954        116.014
      Accumulation unit value at end of period                                97.331        127.954
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
 JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.070         10.818
      Accumulation unit value at end of period                                10.044         13.070
      Number of accumulation units outstanding at end of period                    7              0
      (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.731         19.034
      Accumulation unit value at end of period                                15.360         21.731
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.914         21.947
      Accumulation unit value at end of period                                21.027         22.914
      Number of accumulation units outstanding at end of period                    0              -
      (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.705         17.196
      Accumulation unit value at end of period                                14.203         19.705
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                     $   28.358     $   25.120
      Accumulation unit value at end of period                            $   20.722     $   28.358
      Number of accumulation units outstanding at end of period                    1              0
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.099          7.164
      Accumulation unit value at end of period                                 7.496          7.099
      Number of accumulation units outstanding at end of period                    7              0
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.394         16.008
      Accumulation unit value at end of period                                12.776         18.394
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.748          9.698
      Accumulation unit value at end of period                                 7.805          9.748
      Number of accumulation units outstanding at end of period                    8              0
      (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.219          1.227
      Accumulation unit value at end of period                                 1.292          1.219
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.081          1.887
      Accumulation unit value at end of period                                 1.441          2.081
      Number of accumulation units outstanding at end of period                    2              -
      (000's omitted)
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.806          0.766
      Accumulation unit value at end of period                                 0.788          0.806
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.136          1.146
      Accumulation unit value at end of period                                 1.204          1.136
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.009          1.009
      Accumulation unit value at end of period                                 1.003          1.009
      Number of accumulation units outstanding at end of period                    1              -
      (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.267          1.003
      Accumulation unit value at end of period                                 0.827          1.267
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.925          0.713
      Accumulation unit value at end of period                                 0.585          0.925
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                     $    2.231     $    2.107
      Accumulation unit value at end of period                            $    1.857     $    2.231
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)


                   Additional Contract Options Elected (0.55%)
                      Guaranteed Minimum Death Benefit and
                  Guaranteed Retirement Income Benefit - 7 year
           (Separate Account Charges of 2.05% of the Daily Net Assets
                            of the Separate Account)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                     $   41.203     $   36.400
      Accumulation unit value at end of period                            $   27.053     $   41.203
      Number of accumulation units outstanding at end of period                    3              1
      (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.291         23.880
      Accumulation unit value at end of period                                19.532         28.291
      Number of accumulation units outstanding at end of period                   22              5
      (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.366         13.974
      Accumulation unit value at end of period                                11.831         16.366
      Number of accumulation units outstanding at end of period                    9              -
      (000's omitted)
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                          6.385          5.812
      Accumulation unit value at end of period                                 5.045          6.385
      Number of accumulation units outstanding at end of period                   56             12
      (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.354          6.457
      Accumulation unit value at end of period                                 6.297          7.354
      Number of accumulation units outstanding at end of period                  145             17
      (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.332          6.954
      Accumulation unit value at end of period                                 7.220          8.332
      Number of accumulation units outstanding at end of period                    2              -
      (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                         26.376         24.081
      Accumulation unit value at end of period                                18.364         26.376
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.487         20.554
      Accumulation unit value at end of period                                18.300         22.487
      Number of accumulation units outstanding at end of period                   27             12
      (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.221         28.481
      Accumulation unit value at end of period                                22.752         33.221
      Number of accumulation units outstanding at end of period                    8              2
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                     $   19.897     $   18.597
      Accumulation unit value at end of period                            $   17.674     $   19.897
      Number of accumulation units outstanding at end of period                   11              3
      (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                         27.922        116.013
      Accumulation unit value at end of period                                97.210        127.922
      Number of accumulation units outstanding at end of period                    5              2
      (000's omitted)
JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.067         10.818
      Accumulation unit value at end of period                                10.032         13.067
      Number of accumulation units outstanding at end of period                   30              2
      (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.725         19.034
      Accumulation unit value at end of period                                15.341         21.725
      Number of accumulation units outstanding at end of period                    5              1
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.908         21.947
      Accumulation unit value at end of period                                21.001         22.908
      Number of accumulation units outstanding at end of period                   37              0
      (000's omitted)
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                         19.700         17.196
      Accumulation unit value at end of period                                14.186         19.700
      Number of accumulation units outstanding at end of period                    8              3
      (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.351         25.119
      Accumulation unit value at end of period                                20.696         28.351
      Number of accumulation units outstanding at end of period                    8              2
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.097          7.164
      Accumulation unit value at end of period                                 7.487          7.097
      Number of accumulation units outstanding at end of period                   49              5
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.389         16.008
      Accumulation unit value at end of period                                12.760         18.389
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.746          9.698
      Accumulation unit value at end of period                                 7.796          9.746
      Number of accumulation units outstanding at end of period                   40              8
      (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.219          1.227
      Accumulation unit value at end of period                                 1.290          1.219
      Number of accumulation units outstanding at end of period                  116              -
      (000's omitted)

                              Subaccount                                     2002           2001
                              ----------                                     ----           ----
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                     $    2.081     $    1.887
      Accumulation unit value at end of period                            $    1.439     $    2.081
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.806          0.766
      Accumulation unit value at end of period                                 0.787          0.806
      Number of accumulation units outstanding at end of period                   39             36
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.136          1.146
      Accumulation unit value at end of period                                 1.202          1.136
      Number of accumulation units outstanding at end of period                   14              -
      (000's omitted)
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.009          1.009
      Accumulation unit value at end of period                                 1.002          1.009
      Number of accumulation units outstanding at end of period                   74              8
      (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.267          1.003
      Accumulation unit value at end of period                                 0.826          1.267
      Number of accumulation units outstanding at end of period                  167             52
      (000's omitted)
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                          0.925          0.713
      Accumulation unit value at end of period                                 0.585          0.925
      Number of accumulation units outstanding at end of period                  147             60
      (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.231          2.107
      Accumulation unit value at end of period                                 1.854          2.231
      Number of accumulation units outstanding at end of period                   95             15
      (000's omitted)


                   Additional Contract Options Elected (0.65%)
       Guaranteed Minimum Death Benefit, Earnings Based Death Benefit and
                 Guaranteed Retirement Income Benefit - 10 year
           (Separate Account Charges of 2.15% of the Daily Net Assets
                            of the Separate Account)

                               Subaccount                                    2002           2001
                               ----------                                    ----           ----
Alger American Growth Subaccount
      Accumulation unit value at beginning of period*                     $   41.192     $   36.399
      Accumulation unit value at end of period                            $   27.020     $   41.192
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
Alger American MidCap Growth Subaccount
      Accumulation unit value at beginning of period*                         28.284         23.880
      Accumulation unit value at end of period                                19.508         28.284
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
Alger American Small Capitalization Subaccount
      Accumulation unit value at beginning of period*                         16.362         13.974
      Accumulation unit value at end of period                                11.817         16.362
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

                               Subaccount                                    2002           2001
                               ----------                                    ----           ----
American Century VP Income & Growth Subaccount
      Accumulation unit value at beginning of period*                     $    6.384     $    5.812
      Accumulation unit value at end of period                            $    5.039     $    6.384
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
American Century VP Value Subaccount
      Accumulation unit value at beginning of period*                          7.352          6.457
      Accumulation unit value at end of period                                 6.289          7.352
      Number of accumulation units outstanding at end of period                   15             12
      (000's omitted)
Credit Suisse Trust-Emerging Markets Subaccount
      Accumulation unit value at beginning of period*                          8.330          6.954
      Accumulation unit value at end of period                                 7.212          8.330
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Dreyfus Socially Responsible Growth Subaccount
      Accumulation unit value at beginning of period*                         26.369         24.080
      Accumulation unit value at end of period                                18.341         26.369
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Equity-Income  Subaccount
      Accumulation unit value at beginning of period*                         22.481         20.554
      Accumulation unit value at end of period                                18.278         22.481
      Number of accumulation units outstanding at end of period                    5              4
      (000's omitted)
Fidelity VIP Growth Subaccount
      Accumulation unit value at beginning of period*                         33.212         28.481
      Accumulation unit value at end of period                                22.724         33.212
      Number of accumulation units outstanding at end of period                    6              5
      (000's omitted)
Fidelity VIP Contrafund Subaccount
      Accumulation unit value at beginning of period*                         19.892         18.597
      Accumulation unit value at end of period                                17.652         19.892
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Fidelity VIP Index 500 (Service Class 2 Shares) Subaccount
      Accumulation unit value at beginning of period*                        127.889        116.012
      Accumulation unit value at end of period                                97.091        127.889
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
JPMorgan Small Company Subaccount
      Accumulation unit value at beginning of period*                         13.064         10.818
      Accumulation unit value at end of period                                10.019         13.064
      Number of accumulation units outstanding at end of period                   14             11
      (000's omitted)
Janus Aspen Mid Cap Growth (formerly Aggressive Growth) Subaccount
      Accumulation unit value at beginning of period*                         21.720         19.034
      Accumulation unit value at end of period                                15.322         21.720
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Balanced Subaccount
      Accumulation unit value at beginning of period*                         22.902         21.947
      Accumulation unit value at end of period                                20.975         22.902
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)

                               Subaccount                                    2002         2001
                               ----------                                    ----         ----
Janus Aspen Growth Subaccount
      Accumulation unit value at beginning of period*                     $   19.695     $   17.195
      Accumulation unit value at end of period                            $   14.168     $   19.695
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Janus Aspen Worldwide Growth Subaccount
      Accumulation unit value at beginning of period*                         28.344         25.119
      Accumulation unit value at end of period                                20.671         28.344
      Number of accumulation units outstanding at end of period                    0              0
      (000's omitted)
Scudder Bond Subaccount
      Accumulation unit value at beginning of period*                          7.095          7.164
      Accumulation unit value at end of period                                 7.478          7.095
      Number of accumulation units outstanding at end of period                   39             31
      (000's omitted)
Scudder Capital Growth Subaccount
      Accumulation unit value at beginning of period*                         18.385         16.008
      Accumulation unit value at end of period                                12.744         18.385
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder International Subaccount
      Accumulation unit value at beginning of period*                          9.743          9.698
      Accumulation unit value at end of period                                 7.786          9.743
      Number of accumulation units outstanding at end of period                   22             17
      (000's omitted)
Scudder Government Securities Subaccount
      Accumulation unit value at beginning of period*                          1.218          1.227
      Accumulation unit value at end of period                                 1.289          1.218
      Number of accumulation units outstanding at end of period                    2              2
      (000's omitted)
Scudder Growth Subaccount
      Accumulation unit value at beginning of period*                          2.080          1.887
      Accumulation unit value at end of period                                 1.437          2.080
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder High Income (formerly Scudder High Yield) Subaccount
      Accumulation unit value at beginning of period*                          0.805          0.766
      Accumulation unit value at end of period                                 0.786          0.805
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)
Scudder Fixed Income (formerly Investment Grade Bond) Subaccount
      Accumulation unit value at beginning of period*                          1.135          1.146
      Accumulation unit value at end of period                                 1.201          1.135
      Number of accumulation units outstanding at end of period                    1              1
      (000's omitted)
Scudder Money Market Subaccount
      Accumulation unit value at beginning of period*                          1.008          1.009
      Accumulation unit value at end of period                                 1.001          1.008
      Number of accumulation units outstanding at end of period                   75             59
      (000's omitted)
Scudder Small Cap Growth Subaccount
      Accumulation unit value at beginning of period*                          1.267          1.003
      Accumulation unit value at end of period                                 0.825          1.267
      Number of accumulation units outstanding at end of period                    1              0
      (000's omitted)

                               Subaccount                                    2002         2001
                               ----------                                    ----         ----
Scudder Technology Growth Subaccount*
      Accumulation unit value at beginning of period*                     $    0.925     $    0.713
      Accumulation unit value at end of period                            $    0.584     $    0.925
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)
Scudder Total Return Subaccount
      Accumulation unit value at beginning of period*                          2.230          2.107
      Accumulation unit value at end of period                                 1.852          2.230
      Number of accumulation units outstanding at end of period                    -              -
      (000's omitted)

*Commencement of Offering on October 1, 2001

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial Statements:

     Financial Statements included in Part B of the Registration Statement:

         KILICO Variable Annuity Separate Account

              Report of Independent Accountants

              Statement of Assets, Liabilities and Contract Owners' Equity as of December 31, 2002.

              Statement of Operations for the year ended December 31, 2002.

              Statements of Changes in Contract Owners' Equity for the years ended December 31, 2002 and 2001.

              Notes to Financial Statements

         Kemper Investors Life Insurance Company and Subsidiaries

              Report of Independent Accountants

              Kemper Investors Life Insurance Company and Subsidiaries Consolidated Balance Sheets as of December 31, 2002 and 2001.

              Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Operations, years ended December 31, 2002, 2001 and 2000.

              Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statements of Comprehensive Income (Loss), years ended December 31, 2002, 2001 and 2000.

              Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Stockholder's Equity, years ended December 31, 2002, 2001 and 2000.

              Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Cash Flows, years ended December 31, 2002, 2001 and 2000.

              Notes to Consolidated Financial Statements

(b)  Exhibits:

         /3/ 1.1 A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977.

         /3/ 1.2 A copy of Record of Action of Kemper Investors Life Insurance Company dated April 15, 1983.

             2.    Not Applicable.

           /2/3.1 Distribution Agreement between Investors Brokerage Services, Inc. and KILICO.

           /1/3.2 Addendum to Kemper Financial Services, Inc. Selling Group Agreement.

          /19/4.1 Form of Group Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Certificate.

          /19/4.2 Form of Individual Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Contract.

          /19/4.3 Form of Group Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Master Policy.

          /19/4.4    Form of Individual Retirement Annuity Supplemental Rider.

          /19/4.5 Form of SIMPLE IRA - Individual Retirement Annuity Supplemental Rider.

          /19/4.6 Form of Amendment to Contract to Qualify a Roth Individual Retirement Annuity.

          /19/4.7    Form of 457 Deferred Compensation Rider.

          /19/4.8    Form of Qualified Plan Rider.

          /20/4.9 Form of Endorsement (eliminating purchase payment bonus recapture).

         /21/4.10    Form of Guaranteed Minimum Death Benefit Rider.

         /21/4.11    Form of Earnings Based Death Benefit Rider.

         /21/4.12    Form of Guaranteed Retirement Income Benefit Rider.

          /19/5.1    Form of Group Master Application.

          /19/5.2    Form of Variable Annuity Application.

           /2/6.1 Kemper Investors Life Insurance Company Articles of Incorporation.

           /4/6.2    Kemper Investors Life Insurance Company Bylaws.

              7.     Not Applicable.

           /7/8.1 Fund Participation Agreement among KILICO, Kemper Investors Fund (now known as Scudder Variable Series II), Zurich Kemper Investments, Inc. and Kemper Distributors, Inc.

           /6/8.2(a) Participation Agreement between KILICO and Scudder Variable
                     Life Investment Fund (now known as Scudder Variable
                     Series I).

           /6/8.2(b) Participating Contract and Policy Agreement between KILICO and Scudder Kemper Investments, Inc.

           /6/8.2(c) Indemnification Agreement between KILICO and Scudder Kemper
                     Investments, Inc.

           /5/8.3(a) Fund Participation Agreement by and among The Alger
                     American Fund, KILICO and Fred Alger & Company,
                     Incorporated.


           /5/8.3(b) Service Agreement between Fred Alger Management, Inc. and
                     KILICO (redacted).

           /8/8.4(a) Fund Participation Agreement among KILICO, Fidelity
                     Variable Insurance Products Fund and Fidelity Distributors Corporation.

           /9/8.4(b) Third Amendment to Fund Participation Agreement among
                     KILICO, Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation.

           /8/8.4(c) Fund Participation Agreement among KILICO, Fidelity
                     Variable Insurance Products Fund II and Fidelity Distributors Corporation.

          /10/8.4(d) Amendment to Fund Participation Agreement among KILICO,
                     Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation.

          /11/8.5(a) Fund Participation Agreement among KILICO, Janus Aspen
                     Series and Janus Capital Corporation.

          /12/8.5(b) Service Agreement between KILICO and Janus Capital
                     Corporation.

          /15/8.6 Fund Participation Agreement by and between KILICO and American Century Investment Management, Inc.

          /16/8.7 Fund Participation Agreement between KILICO and J.P. Morgan Series Trust II.

           /7/8.8(a) Participation Agreement By and Among KILICO and Warburg,
                     Pincus Trust and Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Credit Suisse Asset Management Securities, Inc. (f/k/a Counsellors Securities Inc.).

          /14/8.8(b) Service Agreement between Credit Suisse Asset Management,
                     LLC (successor to Warburg Pincus Asset Management, Inc.) and Federal Kemper Life Assurance Company and KILICO.

          /17/8.8(c) Restatement of Participation Agreement among Counsellors
                     Securities Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus Funds and KILICO.

          /13/8.9(a) Fund Participation Agreement between KILICO and The Dreyfus
                     Socially Responsible Growth Fund, Inc.

           /5/8.9(b) November 1, 1999 Amendment to Fund Participation Agreement between KILICO and The Dreyfus Socially Responsible Growth Fund, Inc.

           /5/8.9(c) Administrative Services Agreement by and between The
                     Dreyfus Corporation and KILICO (redacted).

           /5/8.9(d) November 1, 1999 Amendment to Administrative Services
                     Agreement by and between The Dreyfus Corporation and KILICO (redacted).

          /22/8.10 Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Kemper Investors Life Insurance Company.

          /22/8.11 Form of Fund Participation Agreement by and among Kemper Investors Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.

          /21/9.     Opinion and Consent of Counsel.

             10.     Consent of PricewaterhouseCoopers LLP, Independent
                     Accountants.

             11.     Not Applicable.

             12.     Not Applicable.

         /21/13.     Schedules for Computation of Performance Information.

         /18/16.1 Schedule III: Supplementary Insurance Information (years ended December 31, 2002 and 2001).

         /18/16.2    Schedule IV: Reinsurance (year ended December 31, 2002).

         /23/16.3    Schedule IV: Reinsurance (year ended December 31, 2001).

         /24/16.4    Schedule IV: Reinsurance (year ended December 31, 2000).

         /18/16.5 Schedule V: Valuation and qualifying accounts (year ended December 31, 2002).

         /23/16.6 Schedule V: Valuation and qualifying accounts (year ended December 31, 2001).

         /24/16.7 Schedule V: Valuation and qualifying accounts (year ended December 31, 2000).
______________

    /1/ Incorporated herein by reference to Exhibits filed with Amendment No. 22 to the Registration Statement on Form N-4 for KILICO Variable Annuity Separate Account (File No. 2-72671) filed on or about April 27, 1995.

    /2/ Incorporated herein by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

    /3/ Incorporated herein by reference to Exhibits filed with the Registration Statement on Form N-4 for KILICO (File No. 333-22375) filed on or about February 26, 1997.

    /4/ Incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.

    /5/ Incorporated herein by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

    /6/ Incorporated herein by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

    /7/ Incorporated herein by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

    /8/ Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No.2-72671) filed on or about April 26, 1996.

    /9/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No.333-88845) filed on or about December 29, 1999.

   /10/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-65399) filed on or about April 23, 1999.

   /11/ Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

   /12/ Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

   /13/ Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1999.

   /14/ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

   /15/ Incorporated herein by reference to the Initial Registration Statement on Form S-1 (File No. 333-32840) filed on or about March 20, 2000.

   /16/ Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 2000.

   /17/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 14, 1999.

   /18/ Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 2002 filed on or about March 27, 2003.

   /19/ Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-54374) filed on or about January 24, 2001.

   /20/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-54374) filed on or about April 27, 2001.

    /21/ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-54374) filed on or about June 8, 2001.

    /22/ Incorporated herein by reference to Amendment No. 7 to the Registration
         Statement on Form S-1 (File No. 333-22389) filed on or about April 26, 2001.

    /23/ Incorporated by reference to Form 10-K for Kemper Investors Life
         Insurance Company for fiscal year ended December 31, 2001 filed on or about March 29, 2002.

    /24/ Incorporated by reference to Form 10-K for Kemper Investors Life
         Insurance Company for fiscal year ended December 31, 2000 filed on or about March 28, 2001.

Item 25. Directors and Officers of Kemper Investors Life Insurance Company

         The directors and officers of KILICO are listed below together with their current positions. The address of each officer and director is 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

              Name                                         Office with KILICO
                                             -----------------------------------------------
        Gale K. Caruso ................      President, Chief Executive Officer and Director
        Frederick L. Blackmon .........      Executive Vice President, Chief Financial Officer and Director
        Russell M. Bostick ............      Executive Vice President and Chief Information Officer
        Mark A. Davis .................      Executive Vice President and Chief Actuary
        Edward K. Loughridge ..........      Executive Vice President and Corporate Development Officer
        Debra P. Rezabek ..............      Executive Vice President, General Counsel, Corporate Secretary
                                               and Director
        Richard M. Sousa ..............      Executive Vice President and Director
        George Vlaisavljevich .........      Executive Vice President and Director
        Martin D. Feinstein ...........      Chairman of the Board

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

         Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 2000.

Item 27. Number of Contract Owners


          As of March 31, 2003, the Registrant had approximately 2,108 qualified and non-qualified Zurich Preferred Plus Contract Owners.



Item 28. Indemnification

         To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee or agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. (a) Principal Underwriter

        Investors Brokerage Services, Inc. acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.

Item 29. (b) Information Regarding Principal Underwriter, Investors Brokerage Services, Inc.

        The address of each officer is 1600 McConnor Parkway, Schaumburg, IL 60196-6801.

        Name and Principal                        Position and Offices
         Business Address                           With Underwriter
         ----------------                         --------------------
        Gale K. Caruso ...................     Chairman and Director
        Michael E. Scherrman .............     President and Director
        David S. Jorgensen ...............     Vice President and Treasurer
        Thomas K. Walsh ..................     Assistant Vice President and Chief Compliance Officer
        Debra P. Rezabek .................     Secretary
        Frank J. Julian ..................     Assistant Secretary
        Allen R. Reed ....................     Assistant Secretary
        George Vlaisavljevich ............     Director

Item 29. (c)

    Not Applicable.

Item 30. Location of Accounts and Records

        Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 or at Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Item 31. Management Services

    Not Applicable.

Item 32. Undertakings and Representations

                 a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

                 b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

                 c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

                 Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

                 KILICO, depositor and sponsor of Registrant, KILICO Variable Annuity Separate Account (the "Separate Account"), and Investors Brokerage Services, Inc. ("IBS"), the principal underwriter of the Group Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Contracts (the "Contracts") issued by Registrant, will issue the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Council of Life Insurance. In connection therewith, KILICO, the Separate Account and IBS represent that they will:

                 1. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with IRC 403(b) Tax-Sheltered Annuity Programs;

                 2. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of Contracts to 403(b) participants;

                 3. Instruct salespeople who solicit participants to purchase Contracts specifically to bring the restrictions on redemption imposed by 403(b)(11) to the attention of potential participants; and

Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer's IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg and State of Illinois on the 24th day of April, 2003.

                            KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                            (Registrant)
                            By: Kemper Investors Life Insurance Company

                            By: /s/ GALE K. CARUSO
                                ------------------------------------------------
                                    Gale K. Caruso, President and Chief
                                             Executive Officer

                            KEMPER INVESTORS LIFE INSURANCE COMPANY
                            (Depositor)

                            By: /s/ GALE K. CARUSO
                                --------------------------------------------
                                    Gale K. Caruso, President and Chief
                                             Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 24th day of April, 2003.

Signature                                    Title
---------                                    -----

/s/ GALE K. CARUSO                           President, Chief Executive
---------------------------------            Officer and Director
Gale K. Caruso                               (Principal Executive Officer)

/s/ MARTIN D. FEINSTEIN                      Chairman of the Board
---------------------------------
Martin D. Feinstein

/s/ FREDERICK L. BLACKMON                    Executive Vice President, Chief
---------------------------------
Frederick L. Blackmon                        Financial Officer and Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)

/s/ DEBRA P. REZABEK                         Director
---------------------------------
Debra P. Rezabek

/s/ RICHARD M. SOUSA                         Director
---------------------------------
Richard M. Sousa

/s/ GEORGE VLAISAVLJEVICH                    Director
---------------------------------
George Vlaisavljevich

                                  EXHIBIT INDEX

                                                                                  Sequentially
Exhibit                                                                               Page
Number                            Description                                        Number*
------                            -----------                                        -------
10.          Consent of PricewaterhouseCoopers LLP, Independent Accountants